MML SERIES INVESTMENT FUND II

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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MML SERIES INVESTMENT FUND II

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MML SERIES INVESTMENT FUND II PROXY

PLEASE REVIEW AND VOTE PROMPTLY UPON RECEIPT

[November 4], 2011

Dear Variable Annuity Contract Owner or Variable Life Insurance Policy Holder:

Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company (each, an “Insurance Company”) offer variable annuity contracts and variable life insurance policies which make available a number of investment choices. Separate accounts hold the assets that underlie the variable contracts/policies, except those allocated to the Insurance Companies’ general account. Each separate account is a unit investment trust and consists of certain subaccounts/divisions. Each of the subaccounts/divisions invests in corresponding mutual funds.

You are receiving this proxy statement due to your indirect investment, through Insurance Company separate accounts, in one or more mutual funds comprising the MML Series Investment Fund II (the “Trust”). In this proxy statement, each of those mutual funds is referred to as a “Fund” or the “Funds”; each Fund is a series of the Trust.

If you have had your variable annuity contract or variable life insurance policy for some time, you will recall that, although your Insurance Company in fact owns the shares of the Funds, your Insurance Company periodically asks you to tell it how you would like it to represent your indirect interests at meetings of shareholders of the Funds.

Included in this booklet is information about the upcoming shareholders’ meeting of the Funds (the “Special Meeting”) to be held on [December 15], 2011:

•	Important Information to Help You Understand and Provide Voting Instructions on the Proposals;

•	A Notice of Special Meeting of Shareholders of each of the Funds, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Proxy Statement for the Special Meeting, which provides comprehensive information on the specific issues being considered at the Special Meeting.

Also enclosed are your voting instruction card(s) and postage-paid return envelope. You can also provide instructions by telephone or by Internet. Simply call the toll-free number or visit the web site indicated on your voting instruction card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

Each proposal has been carefully reviewed by the Funds’ Board of Trustees. The Trustees believe that these proposals are in the interests of shareholders. The Trustees recommend that you vote FOR each proposal.

We encourage you to review each of these items thoroughly. Once you have determined how you would like your Insurance Company to vote at the Special Meeting, please provide your instructions by telephone or by Internet by following the instructions on your voting instruction card, or mark your preferences on your voting instruction card, making sure that you sign and date your voting instruction card before mailing it in the postage-paid envelope. A prompt response on your part will help to ensure that your interests are represented.

Thank you for responding promptly to this important proxy vote.

Sincerely,

Richard J. Byrne
President
MML Series Investment Fund II

Important Information to Help You Understand and Provide Voting Instructions on the Proposals

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

What proposals am I being asked to vote on?

All variable contract owners and policy holders will be asked to provide voting instructions on the following proposals:

1.	To elect a Board of Trustees.

2.	To approve an Amended and Restated Agreement and Declaration of Trust.

Depending on the Funds in which you have an interest, you may be asked to provide voting instructions on one or more of the following proposals for any Fund:

3.	To approve an amended and restated investment management agreement.

4.	To approve an amended and restated investment management agreement under which Massachusetts Mutual Life Insurance Company (“MassMutual”) provides both investment management and administrative services.

5.	To approve an amended and restated investment management agreement for the MML Managed Bond Fund under which MassMutual provides both investment management and administrative services.

6.	To liquidate the MML Enhanced Index Core Equity Fund and distribute the liquidation proceeds to an affiliated money market fund.

7.	To change or eliminate certain fundamental investment restrictions.

How do the Trustees recommend that I vote?

The Trustees recommend that shareholders vote FOR each of the proposals.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your voting instruction card(s) and following the recorded instructions. On-line: Visit www.proxyweb.com and following the on-line instructions. By mail: Complete and sign the enclosed voting instruction card(s) and mail it (them) in the enclosed postage-paid return envelope.

Proposal 1. To Elect a Board of Trustees.

What are shareholders being asked to do?

Shareholders are being asked to consider the re-election of all the current Trustees. In addition, shareholders are being asked to elect Richard H. Ayers, Allan W. Blair, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., and Susan B. Sweeney, who are not currently Trustees, but who currently serve as Trustees of the MML Series Investment Fund and MassMutual Select Funds.

Will a majority of the Trustees be independent of MassMutual?

Yes. Eight of the 10 members of the Board will be “independent Trustees,” one of whom will serve as the independent Chairperson of the Board. Only two will be considered “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”), which is the Act that governs the management and administration of mutual funds, such as those contained in the Trust.

Proposal 2. To approve an Amended and Restated Agreement and Declaration of Trust.

Why are you proposing this change?

The four trusts in the MassMutual mutual fund family were formed at different times, and their current Agreements and Declarations of Trust—their principal governing documents—differ from each other. Those differences can create inefficiencies in the operations of the Fund family that can be disadvantageous to the funds in the family and their shareholders and to MassMutual. In addition, the proposed changes provide for increased flexibility and more substantial limitations of liability, which more recent declarations of trust provide to certain other Massachusetts business trusts and to their trustees and officers.

How will this change address these issues?

MassMutual believes that adoption of the proposed Amended and Restated Agreement and Declaration of Trust for each of the MassMutual trusts (i) will provide the Trustees greater flexibility to manage the funds in the family in an efficient and cost-effective manner in the best interests of shareholders, (ii) will help the MassMutual trusts to attract and retain attractive candidates to serve as trustees by providing them with broad indemnification rights and limitations on liability, and (iii) will streamline corporate governance among the MassMutual trusts, potentially resulting in reduction or elimination of certain costs and delays over time.

Proposals 3, 4, and 5. To approve an amended and restated investment management agreement.

Will this change affect how the Funds are being managed?

No, this change is not intended to affect how any of the Funds are being managed. Under the amended agreements, MassMutual would continue to provide the same level of service to each Fund it provides under the current investment management agreements.

Will there be any changes to the Funds’ advisory fees?

No, there will be no changes in the advisory fees payable to MassMutual by any of the Funds.

Why are you proposing these changes?

The purpose of the amendments to the investment management agreements is to clarify the respective obligations of the parties and to make the investment management agreements between MassMutual and the various mutual funds advised by MassMutual more consistent.

Why is one form of agreement being proposed for some Funds, and another form for other Funds?

Under its current investment management agreement with some of the Funds, MassMutual provides only investment management services; it provides administrative services to those Funds under a separate form of agreement. For other Funds, MassMutual provides both investment management services and administrative services under a single agreement. The two new forms of agreement correspond to those existing agreements.

What is the effect of the proposed changes?

Very generally, the changes include:

-	Enhanced descriptions of the significant services MassMutual currently performs in cases where a subadviser performs day-to-day portfolio management;

-	Provisions revising and clarifying how expenses are allocated between the Funds and MassMutual; and

-	Revisions to the standard of care applicable to MassMutual.

The Trustees and MassMutual believe that the Trust will benefit from the additional clarity provided by the revisions and more uniform contract provisions across the MassMutual fund family. Some of these proposed changes are expected to be favorable to MassMutual.

Why does the MML Managed Bond Fund have its own proposal?

There would be no change in the advisory fee payable by the Fund pursuant the amended investment management agreement. However, unlike the investment management agreements for the other funds in the MassMutual fund complex, the MML Managed Bond Fund’s current investment management agreement provides that MassMutual will bear a portion of the Fund’s own out-of-pocket expenses. That provision would be eliminated in the new agreement, so the out-of-pocket expenses incurred by the Fund would increase as a result. MassMutual has agreed to enter into an expense limitation agreement with the Fund under which MassMutual will agree to continue to pay expenses of the Fund on the same basis as if the current investment management agreement were still in effect, subject to certain exceptions, for a period of at least three years.

Proposal 6. To liquidate the MML Enhanced Index Core Equity Fund and distribute the liquidation proceeds to an affiliated money market fund.

Why are you proposing to liquidate this Fund?

This Fund is being proposed to be liquidated because the Fund has asset levels considered too low for continued viability. In addition, MassMutual does not believe that the Fund will be successful in attracting new assets from investors.

How will this change affect me as a variable contract owner or policy holder?

If the liquidation is approved, the Fund will be terminated and the liquidation proceeds will be used to purchase shares of an affiliated money market fund. The Insurance Companies have informed the Trust that, as a variable contract owner or policy holder, you will have the option to transfer your interest in the liquidating Fund to another investment option under your variable contract/policy either before or after the liquidation. In addition, variable contract owners and policy holders will not incur any fees or charges as a result of the liquidation. More information about your options is set forth below.

Proposal 7. To approve a sub-subadvisory agreement for the MML China Fund.

Why are you proposing this change?

The proposed sub-subadvisory agreement will bring the Fund’s investment management arrangements more closely in line with arrangements in place for other funds in the MassMutual fund complex with comparable structures.

Will this change affect how the Fund is being managed?

No, the Fund’s investment program and the persons involved in managing the Fund will not change as a result of implementation of the proposed sub-subadvisory agreement. Baring International Investment Limited (“Baring”) will continue to serve as subadviser to the Fund, and will remain responsible for the day-to-day management of the Fund’s investment portfolio. Under the proposed sub-subadvisory agreement, Baring Asset Management (Asia) Limited (“Baring Asia”) would assist Baring in providing investment management services to the Fund. Certain employees of Baring Asia currently provide similar assistance to Baring as associated persons of Baring, and would continue to do so under the sub-subadvisory agreement.

Will there be any changes to the Fund’s fees?

No, implementation of the sub-subadvisory agreement will not result in any increase in the Fund’s expenses; any fees paid to Baring Asia under the sub-subadvisory agreement will by paid by Baring, and not by the Fund.

Proposal 8. To change or eliminate certain fundamental investment restrictions.

What is the purpose of these proposed changes?

Generally, the purpose of these proposed changes is to increase a Fund’s investment flexibility by removing outdated, and/or what MassMutual considers to be unnecessarily restrictive, policies, and to reduce administrative and compliance burdens on the Funds and MassMutual by simplifying these fundamental investment restrictions and bringing them more closely in line with those of other funds in the MassMutual fund family.

Will these changes result in changes to my Fund’s investment approach?

No, MassMutual has informed the Trustees that it does not anticipate any change in the way in which the Funds are managed as a result of these proposed changes.

How will these changes benefit me as a variable contract owner or policy holder?

MassMutual and the Board believe that maintaining the current fundamental investment restrictions could prevent the Funds from taking advantage of attractive investment opportunities and/or responding to changing regulations in the future—at least without incurring the delays and costs that would be associated with seeking shareholder approval—and that as a result the changes have the potential to benefit both the Funds and their shareholders.

MML SERIES INVESTMENT FUND II

1295 State Street

Springfield, Massachusetts 01111

MML Blend Fund

MML China Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Money Market Fund

MML Short-Duration Bond Fund

MML Small/Mid Cap Equity Fund

MML Strategic Emerging Markets Fund

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [December 15], 2011

Dear Variable Annuity Contract Owner or Variable Life Insurance Policy Holder:

Based on allocations of premiums or other amounts under your variable annuity contract or variable life insurance policy issued by Massachusetts Mutual Life Insurance Company (“MassMutual”), C.M. Life Insurance Company, or MML Bay State Life Insurance Company (each, an “Insurance Company”), you are entitled to instruct your Insurance Company as to how it should vote on certain proposals to be considered at the Special Meeting of shareholders of MML Series Investment Fund II (the “Trust”) and its constituent Funds.

The Special Meeting of shareholders of each Fund will be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on [December] [15], 2011 at [10:00] a.m., Springfield time. You are entitled to provide your Insurance Company with voting instructions on some or all of the following proposals to be voted upon at the Special Meeting, depending on the identity of the Fund:

1.	To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office (To be voted upon by the shareholders of the Trust as a whole).

2.	To approve an Amended and Restated Agreement and Declaration of Trust (To be voted upon by the shareholders of the Trust as a whole).

3.	To approve an amended and restated investment management agreement (for the MML China Fund, MML High Yield Fund, MML Short-Duration Bond Fund, and MML Strategic Emerging Markets Fund) (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund).

4.	To approve an amended and restated investment management agreement under which MassMutual provides both investment management and administrative services (for the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected and Income Fund, MML Money Market Fund, and MML Small/Mid Cap Equity Fund) (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund).

5.	To approve an amended and restated investment management agreement under which MassMutual provides both investment management and administrative services (for the MML Managed Bond Fund) (To be voted upon by the shareholders of the Fund).

6.	To liquidate the Fund and distribute the liquidation proceeds to an affiliated money market fund (the MML Enhanced Index Core Equity Fund) (To be voted upon by the shareholders of the Fund).

7.	To approve a sub-subadvisory agreement (for the MML China Fund) (To be voted upon by the shareholders of the Fund).

8.	To change or eliminate certain fundamental investment restrictions (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund).

Attached to this notice is the Proxy Statement of the Funds. You are urged to read this statement carefully before voting by telephone or Internet or completing your voting instruction card.

Andrew M. Goldberg,
Clerk
MML Series Investment Fund II

[November 4], 2011

It is important that your contract or policy be represented. Please provide voting instructions by telephone or by Internet by following the instructions on your voting instruction card, or promptly mark your voting instructions on the enclosed card; then, sign, date, and mail it in the accompanying postage-paid return envelope. Your prompt response will help ensure that your interests are represented.

MML SERIES INVESTMENT FUND II

1295 State Street

Springfield, Massachusetts 01111

MML Blend Fund

MML China Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Money Market Fund

MML Short-Duration Bond Fund

MML Small/Mid Cap Equity Fund

MML Strategic Emerging Markets Fund

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [December 15], 2011

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of MML Series Investment Fund II (the “Trust”) and each of its constituent Funds, will be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on [December] [15], 2011 at [10:00] a.m., Springfield time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated [November 4], 2011:

1.	To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office (To be voted upon by the shareholders of the Trust as a whole).

2.	To approve an Amended and Restated Agreement and Declaration of Trust (To be voted upon by the shareholders of the Trust as a whole).

3.	To approve an amended and restated investment management agreement (for the MML China Fund, MML High Yield Fund, MML Short-Duration Bond Fund, and MML Strategic Emerging Markets Fund) (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund).

4.	To approve an amended and restated investment management agreement under which Massachusetts Mutual Life Insurance Company (“MassMutual”) provides both investment management and administrative services (for the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected and Income Fund, MML Money Market Fund, and MML Small/Mid Cap Equity Fund) (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund).

5.	To approve an amended and restated investment management agreement under which MassMutual provides both investment management and administrative services (for the MML Managed Bond Fund) (To be voted upon by the shareholders of the Fund).

6.	To liquidate the Fund and distribute the liquidation proceeds to an affiliated money market fund (the MML Enhanced Index Core Equity Fund) (To be voted upon by the shareholders of the Fund).

7.	To approve a sub-subadvisory agreement for the (MML China Fund) (To be voted upon by the shareholders of the Fund).

8.	To change or eliminate certain fundamental investment restrictions (To be voted upon by the shareholders of the applicable Funds, voting separately by Fund).

Shareholders of record as of the close of business on [September 30], 2011 will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. If you attend the Meeting, you may vote your shares in person. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, such shareholder’s proxy will not be used. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Trustees of the Trust,

Andrew M. Goldberg,

Clerk

[November 4], 2011

MML SERIES INVESTMENT FUND II

1295 State Street

Springfield, MA 01111

MML Blend Fund

MML China Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Money Market Fund

MML Short-Duration Bond Fund

MML Small/Mid Cap Equity Fund

MML Strategic Emerging Markets Fund

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [December 15], 2011

Important Notice Regarding the Availability of this Proxy Statement

This Proxy Statement is available at www.proxyweb.com.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of MML Series Investment Fund II (the “Trust”), of which each of the above-referenced funds (each, a “Fund” and collectively, the “Funds”) is a series, for use at the special meeting of the shareholders of the Funds (the “Meeting”) to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, at [10:00] a.m., Springfield time, on [December] [15] 2011, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement, and the enclosed voting instruction card are first being mailed, or otherwise being made available, to shareholders on or about [November 4], 2011. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the “Proposals”). This Proxy Statement contains information you should know before voting on the Proposals. The following are the Proposals presented in this Proxy Statement for which the Funds are soliciting proxies and the Funds that are affected by such Proposals:

Proposal	Affected Funds
Proposal 1: To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office.	All Funds

Proposal 2: To approve an Amended and Restated Agreement and Declaration of Trust.	All Funds

Proposal	Affected Funds
Proposal 3: To approve an amended and restated investment management agreement.	MML China Fund MML High Yield Fund MML Short-Duration Bond Fund MML Strategic Emerging Markets Fund

Proposal 4: To approve an amended and restated investment management agreement under which Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”) provides both investment management and administrative services.	MML Blend Fund MML Enhanced Index Core Equity Fund MML Equity Fund MML Inflation-Protected and Income Fund MML Money Market Fund MML Small/Mid Cap Equity Fund

Proposal 5: To approve an amended and restated investment management agreement under which MassMutual provides both investment management and administrative services.	MML Managed Bond Fund

Proposal 6: To liquidate the Fund and distribute the liquidation proceeds to an affiliated money market fund.	MML Enhanced Index Core Equity Fund

Proposal 7: To approve a sub-subadvisory agreement.	MML China Fund

Proposal 8.A: To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.	All Funds

Proposal 8.B: To approve an amendment to the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.	All Funds

Proposal 8.C: To approve the elimination of the Fund’s fundamental investment restriction with respect to purchasing securities on margin.	MML Small/Mid Cap Equity Fund

Proposal 8.D: To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or MassMutual, or to MassMutual.	MML Money Market Fund MML Small/Mid Cap Equity Fund

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Board as to such Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying voting instruction card. Supplementary solicitations of proxies may be made by personal interview, mail, telephone, facsimile, or electronic mail (“e-mail”) by officers and Trustees of the Trust and officers and employees of the Adviser, or its affiliates, and other representatives of the Trust. Except with respect to Proposal 6, and as described therein, the Trust will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders. In the event it becomes necessary or desirable, Broadridge Financial Solutions, Inc. may be paid to solicit shareholders by telephone on behalf of the Funds. The approximate anticipated total cost of this service is $6,000 and, notwithstanding the above, would be paid by MassMutual.

Shareholders of record at the close of business on [September 30], 2011 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. As of the Record Date, the following shares of each Fund were issued and outstanding and entitled to vote:

MML China Fund	shares
MML Blend Fund	shares
MML Enhanced Index Core Equity Fund	shares
MML Equity Fund	shares
MML High Yield Fund	shares
MML Inflation-Protected and Income Fund	shares
MML Managed Bond Fund	shares
MML Money Market Fund	shares
MML Short-Duration Bond Fund	shares
MML Small/Mid Cap Equity Fund	shares
MML Strategic Emerging Markets Fund	shares

Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

The principal executive offices of the Trust are located at 1295 State Street, Springfield, MA 01111. The Trust was established by MassMutual for the purpose of providing an investment vehicle for the separate investment accounts of variable annuity contracts and variable life insurance policies offered by insurance companies, including MassMutual and its life insurance subsidiaries. Accordingly, shares of the Funds are not offered to the general public.

I.	PROPOSAL 1: ELECTION OF TRUSTEES

Affected Funds:

All Funds

The Board is currently comprised of the following four Trustees: Nabil N. El-Hage, Maria D. Furman, C. Ann Merrifield, and Elaine A. Sarsynski. The Trust’s shareholders have previously elected each of these Trustees, with the exception of Ms. Sarsysnki, who was appointed as a Trustee by the Board in February 2011. The following six individuals were recently recommended by the Trust’s Nominating and Independent Trustees’ Matters Committee to also be presented to the Trust’s shareholders for election: Richard H. Ayers, Allan W. Blair, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., and Susan B. Sweeney (together with Ms. Sarsynski, the “Nominees”). These six individuals currently serve as trustees for two other open-end management investment companies for which MassMutual serves as investment adviser, the MML Series Investment Fund (“MML Series”) and the MassMutual Select Funds (“Select Funds”).

If elected, each Trustee of the Trust will serve, effective January 1, 2012, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, and (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate.

The following table provides information concerning the Nominees for election by shareholders, Trustees whose re-election is being sought, and the executive officers of the Trust. Unless otherwise noted, (i) each Trustee, Nominee, and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Independent Trustees
Richard H. Ayers Age: 69	Nominee	N/A	Retired.	66	Director (since 2008), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair Age: 63	Nominee	N/A	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	66	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Nabil N. El-Hage Age: 53	Chairman[2] Trustee	Since 2006 Since 2005	Consultant (since 2010); Senior Associate Dean for External Relations (2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2010), Professor of Management Practice (2005-2009), Harvard Business School.	31	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open- end investment company).

Maria D. Furman Age: 57	Trustee	Since 2005	Retired.	31	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 64	Nominee	N/A	Retired.	66	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 69	Nominee	N/A	Retired.	102[3]	Trustee (since 2000), Denver Board—Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company).

C. Ann Merrifield Age: 60	Trustee	Since 2005	Retired; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	31	Director (2002-2007), Playtex Products, Inc.; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Susan B. Sweeney Age: 59	Nominee	N/A	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	66	Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Interested Trustees
Robert E. Joyal[4] Age: 66	Nominee	N/A	Retired.	68[5]	Director (since 2007), Scottish Re Group Ltd.; Director (since 2006) Jefferies Group, Inc. (investment bank); Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[1]
Elaine A. Sarsynski[6] Age: 56	Vice Chairperson[2], Trustee, and Nominee	Since 2011	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	97	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served[7]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Principal Officers
Richard J. Byrne Age: 49	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual.	40

Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (1998-2008), ING.	97

Andrew M. Goldberg Age: 45	Vice President, Clerk, and Chief Legal Officer	Since 2008	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual.	97

	Assistant Clerk	2005-2008

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services.	97

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and	97

Name And Age	Position(s) Held with Trust	Length of Time Served[7]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
			Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.

Eric H. Wietsma Age: 45	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual.	97

[1]

Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).

[2]

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

[3]

This number includes Denver Board—Oppenheimer Funds, an open-end investment company. It is deemed to be a part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

[4]

Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, or other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

[5]

This number includes MassMutual Participation Investors and MassMutual Corporate Investors, closed-end investment companies. They are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

[6]	Ms. Sarsynski is an Interested Person through her employment with MassMutual.
[7]

The President, Treasurer, and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Nominee Qualifications

The Trust’s Agreement and Declaration of Trust does not set forth any specific qualifications to serve as a trustee. The charter of the Nominating and Independent Trustees’ Matters Committee of the Trust states that all independent Trustee candidates must have a college degree or, in the judgment of the Committee, equivalent business experience; and that the Committee may take into account a wide variety of factors in considering independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise; and

(v)	an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Trust’s securities owned by the shareholder and the length of time such shares have been held by the shareholder. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the nomination of that individual (as of the date of this Proxy Statement). Each Trustee or Nominee was nominated to serve or to be re-elected to the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Richard H. Ayers—As a director and audit committee member of several publicly traded companies, Mr. Ayers has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company for 25 years and has experience as a governance chairman of a non-profit organization. Mr. Ayers holds a BS and an MS in Industrial Management from Massachusetts Institute of Technology.

Allan W. Blair—As a trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 25 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage—As a former CEO or CFO of various public companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Maria D. Furman—As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

R. Alan Hunter, Jr.—As the former chairman of the board of a non-profit organization and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and a MBA from Western New England College.

F. William Marshall, Jr.—As an executive of several banking companies over the past 20 years, Mr. Marshall has experience with financial, regulatory, and operational issues. He has over 35 years of banking experience and has participated on investment and finance committees (including chairperson) of various organizations. Mr. Marshall holds a BSBA from Washington University and completed the Advanced Management Program at Harvard Business School.

C. Ann Merrifield—As trustee of a healthcare organization and a former partner of a consulting firm and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Elaine A. Sarsynski—As an executive of a financial services company and a director of a number of its subsidiaries with over 25 years of financial services experience, Ms. Sarsynski has experience with financial, regulatory, and operational issues. She also has experience managing government and municipal activities and offering consulting services to the real estate industry. Ms. Sarsynski has FINRA Series 7 and 24 registrations and holds a BA from Smith College in economics and a MBA in finance and accounting from Columbia University.

Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, a MBA from Harvard Business School and a Doctor of Humane Letters from Charter Oak State College.

Board Leadership Structure and Risk Oversight

As noted above, the Board is currently comprised of four Trustees, a majority of whom are independent Trustees. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the independent Trustees have retained independent legal counsel.

The Board has appointed an independent Trustee Chairman of the Trust. The Chairman presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairman participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has established the four standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews it leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MassMutual, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting, and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Board Committees and Meetings. The Board had five regularly scheduled meetings in 2010. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board.

Nominating and Independent Trustees’ Matters Committee. The Trust has a Nominating and Independent Trustees’ Matters (“Nominating”) Committee, comprised of each independent Trustee of the Trust. The Nominating Committee, pursuant to a Charter adopted by the Board (a) identifies individuals qualified to become independent Trustees of the Trust’s Board in the event that a position currently filled by an independent Trustee is vacated or created; (b) evaluates the qualifications of independent Trustee candidates; (c) nominates independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) reviews and makes recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer; and (ii) monitors the independence of legal counsel for the independent Trustees. The Nominating Committee held two meetings during the fiscal year ended December 31, 2010.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources (please see the Nominating Committee Charter, attached as Exhibit 1 to this Proxy Statement). The Charter is not currently available to shareholders via a website.

Audit Committee. The Trust has an Audit Committee, comprised of Trustees who are independent Trustees of the Trust. Currently, Mr. El-Hage, Ms. Furman, and Ms. Merrifield are members of the Audit Committee. The Audit Committee, pursuant to a Charter adopted by the Board, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trust’s independent registered public accounting firm; acts as liaison between the Trust’s independent registered public accounting firm and the full Board and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. The Audit Committee met five times during the fiscal year ended December 31, 2010.

Governance Committee. The Trust has a Governance Committee, comprised of Ms. Sarsynski, Ms. Furman, and Ms. Merrifield. The Governance Committee, pursuant to a Charter adopted by the Board, develops, recommends to the Board, and periodically reviews, as needed, guidelines on corporate governance matters. The Governance Committee met once during the fiscal year ended December 31, 2010.

Valuation Committee. The Trust has a Valuation Committee, comprised of the President, Treasurer, Assistant Treasurers, Vice Presidents, Clerk, and Assistant Clerks of the Trust. The Valuation Committee, pursuant to a Charter adopted by the Board, determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

Trustee Compensation. The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual or the Funds’ subadvisers an annual retainer of $20,000 and a per meeting attendance fee of $5,000 per non-telephonic meeting attended in-person, or $2,500 per non-telephonic meeting attended by telephone, or $1,000 per telephonic meeting attended. Those Trustees who serve on a committee of the Trust are paid an additional fee of $300 per meeting attended, and committee chairpersons receive an additional annual retainer of $2,500. The Chairman of the Board receives an additional annual retainer of $20,000. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees.

The following table discloses actual compensation paid to Trustees of the Trust during the 2010 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board, currently 4.74%. Each of the Trustees also served as Trustee of one other registered investment company managed by MassMutual, MassMutual Premier Funds.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Nabil N. El-Hage	$57,100	—	$145,200
Chairman and Trustee
Frederick C. Castellani[1]	$42,175	—	$99,125
Trustee
Maria D. Furman	—	$55,963	$135,334
Trustee
C. Ann Merrifield	$40,900	—	$95,500
Trustee
Corine T. Norgaard[2]	$43,975	—	$180,950
Trustee

(1)	Retired as of February 28, 2011.
(2)	Resigned as of April 30, 2011.

Share Ownership of the Trustees of the Trust and the Nominees. The table below sets forth information regarding the Trustees’ and Nominees’ beneficial ownership of Fund shares, based on the value of such shares as of August 31, 2011. The following table also sets forth information regarding the aggregate dollar range of equity securities beneficially owned by each Trustee and each Nominee as of August 31, 2011 of other funds that are overseen by the Trustee in the same family of funds as the Funds:

Name of Trustee/Nominee	The Dollar Range of Equity Securities Beneficially Owned in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies To Be Overseen by Trustee in Family of Investment Companies[1]
Independent Trustees/Nominees
Richard H. Ayers	None	None
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	$10,001 – $50,000
Maria D. Furman,	None	$10,001 – $50,000
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None

Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski	None	None

[1]	Securities valued as of August 31, 2011.

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of August 31, 2011, these amounts were as follows: Mr. Ayers, over $100,000; Mr. Blair, over $100,000; Mr. Hunter, over $100,000; Mr. Joyal, over $100,000; Mr. Marshall, $1 – $10,000, and Ms. Sarsynski, $50,001 – $100,000.

To the knowledge of the Trust, as of August 31, 2011, neither the independent Trustees, the Nominees, or their immediate family members owned beneficially or of record securities of an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds.

Shareholder Communications to the Trustees. Shareholders may send communications to the Trustees by addressing such correspondence directly to the Clerk of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Clerk shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Clerk determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Clerk will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Clerk may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Clerk will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Vote Required. Shareholders of all Funds vote together as a single class on the election of Trustees. The nominees receiving the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting, if a quorum is present, shall be elected.

II.	PROPOSAL 2: TO APPROVE AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

Affected Funds:

All Funds

Each of the Funds is a series of shares of the Trust, which is a Massachusetts business trust. The principal governing document of a Massachusetts business trust is typically its declaration of trust. The declaration of trust sets out, among other things, the rights and obligations of the trust’s shareholders and of its trustees and officers, and prescribes to a large extent the manner in which the trust, and its constituent series, or funds, will be operated. The Trust and each of the Funds operates under an Agreement and Declaration of Trust, governed by the laws of The Commonwealth of Massachusetts (the “Current Declaration”).

The four trusts in the MassMutual fund complex (each, a “MassMutual Trust”) were formed at different times, and their Current Declarations differ from each other. Those differences can create inefficiencies in the operations of the complex that can be disadvantageous to the funds in the complex and their shareholders and to MassMutual. In addition, the terms of the Current Declarations do not provide for the flexibility and limitations of liability that many more recent declarations of trust provide to Massachusetts business trusts and to their trustees and officers. MassMutual believes that adoption of an amended declaration of trust for each of the MassMutual Trusts (i) will provide the Trustees flexibility to manage the funds in the complex in an efficient and cost-effective manner in the best interests of shareholders, (ii) will help the MassMutual Trusts to attract and retain attractive candidates to serve as trustees by providing them with broad indemnification rights and limitations on liability, and (iii) will streamline corporate governance among the MassMutual Trusts, potentially resulting in reduction or elimination of costs and delays over time. On the basis of those factors and MassMutual’s recommendation, the Trustees have unanimously approved and recommend that shareholders of the Trust vote to approve a Second Amended and Restated Declaration of Trust (the “Proposed Declaration”), a blackline showing the form of which is included herein as Exhibit 3. The form of the Proposed Declaration is also being proposed for the other MassMutual Trusts.

If this Proposal is approved, the Adviser plans to review the Trust’s current by-laws and may propose to the Trustees that they adopt Amended and Restated Bylaws for the Trust to make consistent or necessary and appropriate changes based on the Proposed Declaration. No shareholder approval would be required for the Amended and Restated Bylaws. If this Proposal is approved by the Trustees, the Proposed Declaration for the Trust will become effective when a majority of the Trustees has signed the Proposed Declaration and caused it to be filed with the Secretary of State of The Commonwealth of Massachusetts.

Summary of Some Important Differences. A summary of some of the important differences between the Proposed Declaration and the Current Declaration is set forth below. The changes described in this summary, as well as certain additional changes, are also highlighted in the comparison chart in Exhibit 2. Additional differences are highlighted in the “blackline” comparison of the Current Declaration and the form of Proposed Declaration in Exhibit 3. Not all of the differences between the Proposed Declaration and the Current Declaration are described below or in the comparison chart and you should carefully review the blackline comparison in Exhibit 3. Please note that the provisions in the chart have been edited from how they appear in the Current Declaration and form of Proposed Declaration to enhance their readability. The discussion and chart below are qualified in their entirety by reference to the blackline showing the form of Proposed Declaration.

Trustee Standard of Care. The Current Declaration and the Proposed Declaration provide that a Trustee will not be personally liable except by reason of his or her “willful misfeasance, bad faith, gross negligence or reckless disregard” of the duties involved in the conduct of the office of Trustee. Section 2 of Article IX of the Proposed Declaration includes language to clarify that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, if any, or an expert on any topic or in any area (including an audit committee financial expert), will not be subject to any greater standard of care or liability because of such position. While the Trust’s bylaws include a provision with comparable language, the Current Declaration does not contain a comparable language, and the proposed change is intended to provide an extra safeguard for the Trustees of the Funds, making it clear that one standard of liability applies for all Trustees, without regard to designation of additional responsibilities or titles, or any actual or implied individual expertise or qualifications.

Indemnification of Trustees and Officers. The Current Declaration provides for indemnification by the Funds of Trustees and officers, but provides that a person will not be entitled to indemnification for any liability to the Trust or its shareholders if the person would have been liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office. The Proposed Declaration provides a procedure for determining whether the person in question has engaged in such disabling conduct. It provides that a person will not be entitled to indemnification only if the person “shall have been finally adjudicated in a decision on the merits in any such action, suit, or other proceeding [in respect of which indemnification is sought] to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office.”

In addition, Section 3 of Article VIII of the Proposed Declaration modifies the indemnification provision by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Proposed Declaration provides that, in making either of these determinations, the independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties and has acted in good faith in the reasonable belief that his or her action was in the best interest of the applicable Trust.

Similarly, Section 5 of Article VIII of the Proposed Declaration modifies the indemnification provision by adding a provision that states that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere will not, in and of itself, create a presumption that a Trustee or officer did not act in good faith and in the reasonable belief that his or her action was in the best interest of the applicable Trust.

These changes both provide some certainty to Trustees and other indemnified persons as to the circumstances where they might be denied indemnification, and make it less likely in most circumstances that a person will be denied indemnification.

Amendment. The Current Declaration provides that, except in certain limited circumstances, the Declaration of Trust may not be amended without a majority shareholder vote. The Proposed Declaration provides that the Trustees may amend the Declaration of Trust without a shareholder vote, except where a shareholder vote is required by any provision of the Declaration of Trust or the Bylaws or by law, or when the Trustees determine in their discretion to require a shareholder vote.

Vote Required. Shareholders of all Funds vote together as a single class on the approval of the Proposed Declaration. Approval of the Proposed Declaration with respect to the Trust requires the vote of a majority of the shares entitled to vote.

III.    PROPOSAL 3: TO APPROVE AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

Affected Funds:

MML China Fund

MML High Yield Fund

MML Short-Duration Bond Fund

MML Strategic Emerging Markets Fund

The Board has unanimously approved amended and restated investment management agreements (each, an “Amended Agreement” and collectively, the “Amended Agreements”) between MassMutual and the Trust, on behalf of the Funds listed above, and is recommending that shareholders of each Fund approve the Amended Agreement.

Generally, the purpose of the Amended Agreements is to clarify the respective obligations of the parties and to bring greater consistency among the investment management agreements between MassMutual and the various mutual funds advised by it. Under the Amended Agreements, MassMutual would continue to provide the same level of service as it provides under the current investment management agreements between MassMutual and the Trust with respect to each Fund (each, a “Current Agreement” and collectively, the “Current Agreements”). There would be no change in the fees payable by any of the Funds. Descriptions of the Current and Amended Agreements, as well as some important differences, are set forth below.

If shareholders of a Fund do not approve the Amended Agreement, the Current Agreement will remain in place for that Fund.

Description of the Current and Amended Agreements and Proposed Changes. The Current Agreements became effective on the dates set forth in the table below and were last approved by the Board on May 31, 2011. The last time a Current Agreement was submitted to a vote of shareholders of the relevant Fund was when that Fund was organized.

Fund	Effective Date
MML China Fund	August 15, 2008
MML High Yield Fund	May 1, 2010
MML Short-Duration Bond Fund	May 1, 2010
MML Strategic Emerging Markets Fund	August 15, 2008

Investment Advisory Services. Under both the Current and Amended Agreements, MassMutual undertakes to act as the investment adviser to the Funds, and agrees to perform its duties and functions under the Agreements in accordance with: (i) the 1940 Act, the Investment Advisers Act of 1940 and any rules and regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the Trust’s Agreement and Declaration of Trust and Bylaws; (iv) policies and determinations of the Board; (v) the Fund’s fundamental and non-fundamental policies and investment restrictions as set forth in its registration statement or as may be amended; and (vi) the Fund’s then-current prospectus and statement of additional information. Both the Current and Amended Agreements also contemplate MassMutual’s engagement of subadvisers for the Funds, pursuant to investment subadvisory agreements. MassMutual is responsible for compensating any subadviser to which it delegates any duties.

Advisory Fees. For its services under the Current and Amended Agreements, MassMutual is paid an investment advisory fee monthly, at an annual rate based upon the average daily net assets of each Fund as follows:

Fund
MML China Fund	1.05%
MML High Yield Fund	0.60%
MML Short-Duration Bond Fund	0.40%
MML Strategic Emerging Markets Fund	1.05%

For a description of the amounts the Funds paid to MassMutual for advisory services and the other fees paid to MassMutual and its affiliates by the Funds during the fiscal year ended December 31, 2010, please see the section in this Proposal titled “Additional Information Regarding MassMutual” below.

Portfolio Transactions and Brokerage. Under both the Current and Amended Agreements, MassMutual agrees to seek best execution in executing portfolio transactions and selecting broker-dealers for a Fund. Both Agreements provide that, in selecting broker-dealers to execute transactions, MassMutual may take into account all relevant factors and considerations, including, insofar as feasible: (i) the execution capabilities required by the transaction or transactions; (ii) the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; (iii) the importance to the Fund of speed, efficiency, or confidentiality; (iv) the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; and (v) any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

Duration and Termination. The Current and Amended Agreements include similar provisions regarding duration and termination. The Current Agreements initially continue in effect for a period of two years, and thereafter, from year to year so long as such continuance is approved at least annually by the Board, including the vote of a majority of the Trustees who are not parties to such Agreements or interested persons of any such party, or by the holders of a majority of the outstanding voting securities of the relevant Fund. The Amended Agreements continue in effect from year to year, so long as such continuance is approved at least annually by the Board or by the holders of a majority of the outstanding voting securities of the relevant Fund, and in either case by a majority of the Trustees who are not parties to such Agreements or interested persons of any such party. The Current Agreements may be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or MassMutual at any time without penalty upon sixty days’ written notice to the other party and the Trust, or (ii) by the Trust at any time without penalty upon sixty days’ written notice to MassMutual. The Amended Agreements may be terminated without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Current and Amended Agreement automatically terminates upon its assignment.

Standard of Care and Limitation of Liability. Both the Current and Amended Agreements provide that MassMutual will not be liable to a Fund in the absence of MassMutual’s willful misfeasance, bad faith, or gross negligence, or reckless disregard to its obligations and duties under such Agreement. Similarly, both the Current and Amended Agreements include disclaimers of shareholder and Trustee liability for obligations of the Trust.

Description of Certain Differences between the Current and Amended Agreements. The following is a brief description of certain differences between the Current and Amended Agreements. The proposed changes are not expected to affect the nature or quality of the services to be provided to the Funds by MassMutual. A copy of the form of the Amended Agreements, marked to show changes from the form of the Current Agreements, is attached as Exhibit 4. The descriptions of the Amended Agreements and differences from the Current Agreements in this Proxy Statement are qualified in their entirety by reference to Exhibit 4.

•	The Amended Agreements include provisions intended to clarify MassMutual’s role when a subadviser has been retained on behalf of a Fund. In particular, the Amended Agreements make clear that

MassMutual’s obligations to furnish a continuous investment program for a Fund and to make investment decisions on behalf of the Fund and place orders for the purchase and sale of portfolio securities apply only to the extent a subadviser has not been retained for the Fund. The Amended Agreements also make clear that MassMutual retains a number of important obligations under the Agreements even when a subadviser is appointed, including, among others, board reporting, analysis and review of subadviser performance, assistance in the 15(c) process, assistance in the identification and vetting of new or replacement subadvisers, and, in general, the performance of all obligations under the Agreements not delegated to the subadviser. The Amended Agreements also indicate that MassMutual will provide advice and recommendations to the Board, and perform such review and oversight functions as the Board may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

•

The Amended Agreements have been revised to provide explicitly that MassMutual is not obligated to pay any expenses of or for the Trust or the applicable Fund not expressly assumed by MassMutual pursuant to the Agreement. This provision is consistent with the practice of the parties under the Current Agreements. The provision of the Amended Agreements relating to expenses also has been revised to provide flexibility as to the allocation of certain expenses between the Fund and MassMutual, such as expenses of certain Fund officers, including the Chief Compliance Officer.

•

Although both the Current and Amended Agreements include provisions governing MassMutual’s standard of care and limitations on liability, various provisions in the Amended Agreements have been revised. For example, the Amended Agreements provide that absent willful misfeasance, bad faith, or gross negligence or the reckless disregard of its obligations and duties under the Amended Agreement, MassMutual, including its officers, directors, and partners, will not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Amended Agreement. The Current Agreement generally contains similar language, providing that MassMutual will not be liable, in the absence of its “willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties” under the Current Agreements for “any loss sustained by reason of good faith errors or omissions in connection with any matters to which this [Current] Agreement relates.” The proposed revisions are intended to provide greater clarity and uniformity to the language. In addition, the Amended Agreements make clear that MassMutual is not liable for the performance of a subadviser. The Amended Agreements also specifically limit MassMutual’s liability in certain circumstances when MassMutual has relied upon the advice of legal counsel or for any action reasonably taken or omitted to be taken in its capacity as investment adviser in reasonable reliance on any document, certificate, or instrument, which it reasonably believes to be genuine and to be signed or presented by the proper person or persons. In some instances, the revised language may have the effect of limiting MassMutual’s liability beyond the extent provided under the Current Agreements.

Evaluation by the Board. In their consideration of the Amended Agreements, the Trustees noted that they had approved the continuation of the Current Agreements for all of the affected Funds (except in cases where the Funds were only recently organized), and they considered representations from MassMutual, and other information presented to them since that most recent approval, to the effect that there had been no material adverse change in the nature or quality of the services provided by MassMutual to any of the Funds. The Trustees noted that the differences between the Current and Amended Agreements did not appear intended to change in any material respect the nature or quality of the services to be provided by MassMutual to the Funds, but rather were intended principally to clarify the nature of MassMutual’s obligations to the Funds, particularly in cases where a subadviser has been appointed for some or all of a Fund’s assets, and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. The Trustees considered that no change was being proposed to the advisory fees paid by any of the Funds to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change in any material amount a result of this proposed change. They also noted

that the form of the Amended Agreements is intended to be the form that MassMutual expects to propose for all new mutual funds to be advised by it. On the basis of these and other factors, the Trustees voted to approve the Amended Agreements for all of the Funds and to recommend their approval by the shareholders of each Fund.

Prior to voting to approve the Amended Agreements, the independent Trustees met separately in executive session with independent counsel to the independent Trustees, to discuss the Amended Agreements. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Additional Information Regarding MassMutual. MassMutual serves as each Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2010, MassMutual, together with its subsidiaries, had assets under management of approximately $448.3 billion.

For providing advisory services, the Funds paid MassMutual the following amounts during the fiscal year ended December 31, 2010:

Fund
MML China Fund	$205,000
MML High Yield Fund[1]	$225,850
MML Short-Duration Bond Fund[1]	$486,453
MML Strategic Emerging Markets Fund	$229,996

[1]	Commenced operations on May 3, 2010.

Additional Services. MassMutual also provides administrative and shareholder services to the Funds under separate Administrative and Shareholder Services Agreements pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class specific expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to such Administrative and Shareholder Services Agreements.

The Trust, on behalf of each of MML China Fund and MML Strategic Emerging Markets Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable share class of the Fund, 0.25% for Class II shares and 0.25% for Service Class I shares. The Trust, on behalf of MML High Yield Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable share class of the Fund, 0.15% for Class II shares and 0.15% for Service Class I shares. The Trust, on behalf of MML Short-Duration Bond Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable share class of the Fund, 0.10% for Class II shares and 0.10% for Service Class I shares.

For providing administrative and shareholder services, the Funds paid MassMutual the following amounts during the fiscal year ended December 31, 2010:

Fund
MML China Fund	$48,809
MML High Yield Fund[1]	$56,462
MML Short-Duration Bond Fund[1]	$121,613
MML Strategic Emerging Markets Fund	$54,761

[1]	Commenced operations on May 3, 2010.

In addition to the services described above, MassMutual also performs the function of transfer agent for the Funds. MassMutual does not receive any separate compensation for acting as transfer agent for the Funds.

MML Distributors, LLC (the “Distributor”) acts as a principal underwriter of the Funds, pursuant to a Principal Underwriter Agreement with the Trust dated as of August 15, 2008. The Distributor is a wholly-owned subsidiary of MassMutual. Pursuant to a Distribution and Services Plan (the “Plan”) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class I shares of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class I shareholders.

The Funds paid the Distributor or MassMutual the following amounts during the fiscal year ended December 31, 2010 under the Plan:

Fund	Service Class I 12b-1 Servicing Fees	Service Class I 12b-1 Distribution Fees
MML China Fund	$48,439	—
MML High Yield Fund[1]	$1,690	—
MML Short-Duration Bond Fund[1]	$5,336	—
MML Strategic Emerging Markets Fund	$54,365	—

[1]	Commenced operations on May 3, 2010.

MassMutual and its affiliates will continue to provide the services discussed in this section following the approval of the Amended Agreements.

Information Regarding Interested Directors and Officers of the Trust. For additional information regarding each officer and director of the Trust who is an officer, employee, director, general partner, or shareholder of MassMutual, please see Proposal 1 above.

Principal Executive Officer and Directors of MassMutual. The principal executive officer and directors of MassMutual and their principal occupations are set forth in the following table. The address for the principal executive officer and each director is 1295 State Street, Springfield, Massachusetts, 01111.

Name	Position with MassMutual	Principal Occupation
Roger W. Crandall	Chairman, President and Chief Executive Officer and Director	Chairman, President and Chief Executive Officer and Director, MassMutual

Thomas C. Barry	Director	Founder and CEO, Zephyr Management, L.P.

Cristóbal I. Conde	Director	Retired

Kathleen A. Corbet	Director	Founder and Principal, Cross Ridge Capital, LLC

James H. DeGraffenreidt, Jr.	Director	Retired

Patricia Diaz Dennis	Director	Retired

Robert A. Essner	Lead Director	Retired

Robert M. Furek	Director	Chairman and CEO, Catelectric Corp.

Name	Position with MassMutual	Principal Occupation
Raymond W. LeBoeuf	Director	Retired

Cathy E. Minehan	Director	Dean, Simmons College School of Management; Managing Director, Arlington Advisory Partners

Marc F. Racicot	Director	Retired

William T. Spitz	Director	Co-Founder, Director, and Principal, Diversified Trust Company

H. Todd Stitzer	Director	Retired

Comparable Funds for which MassMutual Serves as Investment Adviser. MassMutual currently manages certain funds with investment objectives that are similar to the Funds. The table below identifies each such fund, its net assets as of September 30, 2011, and MassMutual’s investment advisory fee rate with respect to the fund.

Fund	Comparable Fund	Net Assets of Comparable Fund as of September 30, 2011	Investment Advisory Fee Rate of Comparable Fund
MML High Yield Fund	MassMutual Premier High Yield Fund	$186,568,782	0.50%[1]

MML Short-Duration Bond Fund	MassMutual Premier Short-Duration Bond Fund	$503,482,076	0.40%[2]

MML Strategic Emerging Markets Fund	MassMutual Premier Strategic Emerging Markets Fund	$124,496,934	1.05%[3]

[1]

Pursuant to a written agreement, MassMutual has agreed to waive 0.10% of the management fees of the Fund through February 29, 2012. The agreement can only be terminated by mutual consent of the Board on behalf of the Fund and MassMutual.

[2]

Pursuant to a written agreement, MassMutual has agreed to waive 0.14% of the management fees of the Fund through February 29, 2012. The agreement can only be terminated by mutual consent of the Board on behalf of the Fund and MassMutual.

[3]

Pursuant to a written agreement, MassMutual has agreed to waive 0.15% of the management fees of the Fund through February 29, 2012. The agreement can only be terminated by mutual consent of the Board on behalf of the Fund and MassMutual.

Vote Required. Approval of an Amended Agreement for a Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy. All shares of a Fund vote together as a single class on Proposal 3. Each Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 3.

IV.    PROPOSAL 4: TO APPROVE AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT UNDER WHICH MASSMUTUAL PROVIDES BOTH INVESTMENT MANAGEMENT AND ADMINISTRATIVE SERVICES

Affected Funds:

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected and Income Fund

MML Money Market Fund

MML Small/Mid Cap Equity Fund

The Board has unanimously approved amended and restated investment management agreements (each, an “Amended Combined Agreement” and collectively, the “Amended Combined Agreements”) between MassMutual and the Trust, on behalf of the Funds listed above, and is recommending that shareholders of each Fund approve the Amended Combined Agreement.

Generally, the purpose of the Amended Combined Agreements is to clarify the respective obligations of the parties and to bring greater consistency among the investment management agreements between MassMutual and the various mutual funds advised by it. Under the Amended Combined Agreements, MassMutual would continue to provide the same level of service as it provides under the current investment management agreements between MassMutual and the Trust with respect to each Fund (each, a “Current Combined Agreement” and collectively, the “Current Combined Agreements”). There would be no increase in the fees payable by any of the Funds. Descriptions of the Current and Amended Combined Agreements, as well as some important differences, are set forth below.

If shareholders of a Fund do not approve the Amended Combined Agreement, the Current Combined Agreement will remain in place for that Fund.

Description of the Current and Amended Combined Agreements and Proposed Changes. The Current Combined Agreements became effective on the dates set forth in the table below and were last approved by the Board on May 31, 2011. The last time a Current Combined Agreement was submitted to a vote of shareholders of the relevant Fund was when that Fund was organized.

Fund	Effective Date
MML Blend Fund	May 1, 2005
MML Enhanced Index Core Equity Fund	May 1, 2005
MML Equity Fund	May 1, 2005
MML Inflation-Protected and Income Fund	May 1, 2005
MML Money Market Fund	May 1, 2005
MML Small/Mid Cap Equity Fund	May 1, 2005

Investment Advisory and Administrative Services. Under both the Current and Amended Combined Agreements, MassMutual undertakes to act as the investment adviser to the Funds, subject to such general or specific instructions as may be given by the Board and in accordance with each Fund’s investment objective, policies, and restrictions as set forth in the Fund’s most recent prospectus. Both the Current and Amended Combined Agreements also contemplate MassMutual’s engagement of subadvisers for the Funds, pursuant to investment subadvisory agreements. MassMutual is responsible for compensating any subadviser to which it delegates any duties. In addition, under both the Current and Amended Combined Agreements, MassMutual undertakes to provide certain administrative services to the Funds and to assume certain expenses of the Fund.

Advisory Fees. For its services under the Current and Amended Combined Agreements, MassMutual is paid an investment advisory fee monthly, at an annual rate based upon the average daily net assets of each Fund as follows:

Fund
MML Blend Fund	0.50% on the first $100 million; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million
MML Enhanced Index Core Equity Fund	0.55%
MML Equity Fund	0.50% on the first $100 million; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million
MML Inflation-Protected and Income Fund	0.60% on the first $100 million; 0.55% on the next $200 million; 0.50% on the next $200 million; and 0.45% on assets over $500 million
MML Money Market Fund	0.50% on the first $100 million; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million
MML Small/Mid Cap Equity Fund	0.65% on the first $100 million; 0.60% on the next $100 million; 0.55% on the next $300 million; and 0.50% on assets over $500 million

For a description of the amounts the Funds paid to MassMutual for its services under the Current Combined Agreements and the other fees paid to MassMutual and its affiliates by the Funds during the fiscal year ended December 31, 2010, please see the section in this Proposal titled “Additional Information Regarding MassMutual” below.

Duration and Termination. The Current and Amended Combined Agreements include similar provisions regarding duration and termination. The Current Combined Agreements initially continue in effect for a period of two years, and thereafter, from year to year so long as such continuance is approved at least annually by the Board, including a majority of the Trustees who are not interested persons of MassMutual or the relevant Fund. The Amended Combined Agreements continue in effect from year to year, so long as such continuance is approved at least annually by the Board or by the holders of a majority of the outstanding voting securities of the relevant Fund, and in either case by a majority of the Trustees who are not parties to such Agreements or interested persons of any such party. The Current Combined Agreements may be terminated by either party without penalty upon sixty days’ written notice to the other party. The Amended Combined Agreements may be terminated without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Current and Amended Combined Agreement automatically terminates upon its assignment.

Standard of Care and Limitation of Liability. Both the Current and Amended Combined Agreements provide that MassMutual will not be liable to a Fund in the absence of MassMutual’s willful misfeasance, bad faith, or gross negligence, or reckless disregard to its obligations and duties under such Agreement. Similarly, both the Current and Amended Combined Agreements include disclaimers of shareholder and Trustee liability for obligations of the Trust.

Description of Certain Differences between the Current and Amended Combined Agreements. The following is a brief description of certain differences between the Current and Amended Combined Agreements. The proposed changes are not expected to affect the nature or quality of the services to be provided to the Funds by MassMutual. A copy of the form of the Amended Combined Agreements, marked to show changes from the form of the Current Combined Agreements, is attached as Exhibit 5. The descriptions of the Amended Combined Agreements and differences from the Current Combined Agreements in this Proxy Statement are qualified in their entirety by reference to Exhibit 5.

•

The Amended Combined Agreements include provisions intended to clarify MassMutual’s role when a subadviser has been retained on behalf of a Fund. In particular, the Amended Combined Agreements make clear that MassMutual’s obligations to furnish a continuous investment program for a Fund and to make investment decisions on behalf of the Fund and place orders for the purchase and sale of portfolio securities apply only to the extent a subadviser has not been retained for the Fund. The Amended Combined Agreements also make clear that MassMutual retains a number of important obligations under the Agreements even when a subadviser is appointed, including, among others, board reporting, analysis and review of subadviser performance, assistance in the 15(c) process, assistance in the identification and vetting of new or replacement subadvisers, and, in general, the performance of all obligations under the Agreements not delegated to the subadviser. The Amended Combined Agreements also indicate that MassMutual will provide advice and recommendations to the Board, and perform such review and oversight functions as the Board may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

•

The Amended Combined Agreements include provisions intended to clarify the services that MassMutual will provide to the Fund in its role as administrator. They state that MassMutual will provide, or provide for, services required for the administration of the Trust and the Fund, and that, subject to determination by MassMutual and the Trust, these services will generally include accounting, shareholder servicing, and transfer agency services. The Amended Combined Agreements also specifically provide that MassMutual may delegate or subcontract its administrative duties under Amended Combined Agreements to one or more affiliated or unaffiliated sub-administrators, subject to approval by the Board.

•

The Amended Combined Agreements explicitly provide that MassMutual is not obligated to pay any expenses of or for the Trust or the applicable Fund not expressly assumed by MassMutual pursuant to the Agreement. The Current Combined Agreements provide that MassMutual will bear all fund accounting and other administrative service expenses, all investment management expenses, and all distribution expenses of the Fund. The provision of the Amended Combined Agreements relating to expenses has also been revised to provide flexibility as to the allocation of certain expenses between the Fund and MassMutual, such as expenses of certain Fund officers, including the Chief Compliance Officer. MassMutual does not anticipate that there will be any material increase in the fund accounting, administrative service, or investment management expenses of the Funds as a result of this change. Additionally, under the Amended Combined Agreements, MassMutual will not be required to bear distribution expenses of the Funds, and it is possible that the Funds will pay some amount of the cost of their distribution in the future. MassMutual expects that, if a Fund were to pay a distribution expense, other expenses of the Fund (such as shareholder servicing or similar expenses) might be reduced, so that the payment of distribution expense would not necessarily result in any increase in the Fund’s expense ratio.

•	Although both the Current and Amended Combined Agreements include provisions governing MassMutual’s standard of care and limitations on liability, various provisions in the Amended

Combined Agreements have been revised. For example, the Amended Combined Agreements explicitly provide that MassMutual shall have no liability to a Fund or any of its shareholders or to any other person for the failure or refusal of any subadviser to perform its obligations in respect of the Fund, including without limitation any mistake or error of judgment on the part of the subadviser or any employee or agent of the subadviser or any failure by the subadviser to comply with applicable law, the applicable subadvisory agreement, any investment objective or policies of the Fund, or any instructions from the Board or MassMutual. Similarly, the Amended Combined Agreements provide that, so long as MassMutual meets the standard of care set forth therein, MassMutual shall have no liability to the Fund or any of its shareholders or to any other person for the failure or refusal of any sub-administrator to perform its obligations in respect of the Fund. The Amended Combined Agreements specifically limit MassMutual’s liability in certain circumstances when MassMutual has relied upon the advice of legal counsel or independent public accountants or for any action reasonably taken or omitted to be taken in its capacity as investment adviser in reasonable reliance on any document, certificate, or instrument, which it reasonably believes to be genuine and to be signed or presented by the proper person or persons. In some instances, the revised language may have the effect of limiting MassMutual’s liability beyond the extent provided under the Current Combined Agreements.

•

The Amended Combined Agreements include language providing explicitly for MassMutual’s receipt of brokerage and research services (“soft dollars”) in connection with portfolio transactions. The Amended Combined Agreements provide that, subject to such policies as the Trustees may determine, MassMutual shall not be deemed to have acted unlawfully or to have breached any duty created by such Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to MassMutual an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if MassMutual determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or MassMutual’s overall responsibilities with respect to the Fund and to other clients of MassMutual as to which MassMutual exercises investment discretion.

Evaluation by the Board. In their consideration of the Amended Combined Agreements, the Trustees noted that they had approved the continuation of the Current Combined Agreements for all of the affected Funds, and they considered representations from MassMutual, and other information presented to them since that most recent approval, to the effect that there had been no material adverse change in the nature or quality of the services provided by MassMutual to any of the Funds. The Trustees noted that the differences between the Current and Amended Combined Agreements did not appear intended to change in any material respect the nature or quality of the services to be provided by MassMutual to the Funds, but rather were intended principally to clarify the nature of MassMutual’s obligations to the Funds, particularly in cases where a subadviser or sub-administrator has been appointed for some or all of a Fund’s assets, and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. The Trustees considered that no change was being proposed to the advisory fees paid by any of the Funds to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will increase in any material amount a result of this proposed change. They also noted that many of the provisions in the form of the Amended Combined Agreements are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. On the basis of these and other factors, the Trustees voted to approve the Amended Combined Agreements for all of the Funds and to recommend their approval by the shareholders of each Fund.

Prior to voting to approve the Amended Combined Agreements, the independent Trustees met separately in executive session with independent counsel to the independent Trustees, to discuss the Amended Combined Agreements. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Additional Information Regarding MassMutual. MassMutual serves as each Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2010, MassMutual, together with its subsidiaries, had assets under management of approximately $448.3 billion.

For providing advisory services, the Funds paid MassMutual the following amounts during the fiscal year ended December 31, 2010:

Fund
MML Blend Fund	$2,515,390
MML Enhanced Index Core Equity Fund	$93,122
MML Equity Fund	$3,444,907
MML Inflation-Protected and Income Fund	$2,407,346
MML Money Market Fund	$845,333
MML Small/Mid Cap Equity Fund	$875,145

Additional Services. In addition to the services described above, MassMutual also performs the function of transfer agent for the Funds. MassMutual does not receive any separate compensation for acting as transfer agent for the Funds.

MML Distributors, LLC (the “Distributor”) acts as a principal underwriter of the Funds, pursuant to a Principal Underwriter Agreement with the Trust dated as of August 15, 2008. The Distributor is a wholly-owned subsidiary of MassMutual. Pursuant to a Distribution and Services Plan (the “Plan”) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

The Funds paid the Distributor or MassMutual the following amounts during the fiscal year ended December 31, 2010 under the Plan:

Fund	Service Class 12b-1 Servicing Fees	Service Class 12b-1 Distribution Fees
MML Blend Fund	$18,152	—
MML Enhanced Index Core Equity Fund	$1,133	—
MML Equity Fund	$20,008	—
MML Inflation-Protected and Income Fund	$63,287	—
MML Money Market Fund	—	—
MML Small/Mid Cap Equity Fund	$6,026	—

MassMutual and its affiliates will continue to provide the services discussed in this section following the approval of the Amended Combined Agreements.

Information Regarding Interested Directors and Officers of the Trust. For additional information regarding each officer and director of the Trust who is an officer, employee, director, general partner, or shareholder of MassMutual, please see Proposal 1 above.

Principal Executive Officer and Directors of MassMutual. The principal executive officer and directors of MassMutual and their principal occupations are set forth in the following table. The address for the principal executive officer and each director is 1295 State Street, Springfield, Massachusetts, 01111.

Name	Position with MassMutual	Principal Occupation
Roger W. Crandall	Chairman, President and Chief Executive Officer and Director	Chairman, President and Chief Executive Officer and Director, MassMutual

Thomas C. Barry	Director	Founder and CEO, Zephyr Management, L.P.

Cristóbal I. Conde	Director	Retired

Kathleen A. Corbet	Director	Founder and Principal, Cross Ridge Capital, LLC

James H. DeGraffenreidt, Jr.	Director	Retired

Patricia Diaz Dennis	Director	Retired

Robert A. Essner	Lead Director	Retired

Robert M. Furek	Director	Chairman and CEO, Catelectric Corp.

Raymond W. LeBoeuf	Director	Retired

Cathy E. Minehan	Director	Dean, Simmons College School of Management; Managing Director, Arlington Advisory Partners

Marc F. Racicot	Director	Retired

William T. Spitz	Director	Co-Founder, Director, and Principal, Diversified Trust Company

H. Todd Stitzer	Director	Retired

Comparable Funds for which MassMutual Serves as Investment Adviser. MassMutual currently manages certain funds with investment objectives that are similar to the Funds. The table below identifies each such fund, its net assets as of September 30, 2011, and MassMutual’s investment advisory fee rate with respect to the fund.

Fund	Comparable Fund	Net Assets of Comparable Fund as of September 30, 2011	Investment Advisory Fee Rate of Comparable Fund
MML Blend Fund	MassMutual Premier Balanced Fund	$114,015,943	0.48%

MML Inflation-Protected and Income Fund	MassMutual Premier Inflation-Protected and Income Fund	$314,649,495	0.48%[1]

MML Money Market Fund	MassMutual Premier Money Market Fund	$619,179,340	0.35%

MML Small/Mid Cap Equity Fund	MassMutual Premier Main Street Small/Mid Cap Fund	$58,211,147	0.58%

	MassMutual Premier Small/Mid Cap Opportunities Fund	$158,543,901	0.58%

[1]

Pursuant to a written agreement, MassMutual has agreed to waive 0.13% of the management fees of the Fund through February 29, 2012. The agreement can only be terminated by mutual consent of the Board on behalf of the Fund and MassMutual.

Affiliated Brokerage Commissions. The following table discloses, for those Funds that paid brokerage commissions to an affiliated broker of its investment adviser or subadviser, the aggregate amount of commissions paid to such affiliated broker and the percentage of the Fund’s aggregate brokerage commissions paid to any such affiliated broker during the fiscal year ended December 31, 2010.

Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates
Jefferies and Company
MML Equity Fund[1]	$15,474	1.00%
MML Small/Mid Cap Equity Fund[1]	$9,661	4.38%
Sanford C. Bernstein
MML Equity Fund[2]	$15,964	1.03%

[1]	Includes affiliated trading platforms of Jefferies and Company.
[2]	Includes affiliated trading platforms of Sanford C. Bernstein.

Vote Required. Approval of an Amended Combined Agreement for a Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy. All shares of a Fund vote together as a single class on Proposal 4. Each Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 4.

Special Note Regarding MML Enhanced Index Core Equity Fund. Although shareholders of MML Enhanced Index Core Equity Fund are being asked to approve the liquidation of that Fund as part of this solicitation, MML Enhanced Index Core Equity Fund shareholders are also being asked to approve an Amended Combined Agreement with respect to the Fund in the event that shareholders of MML Enhanced Index Core Equity Fund do not approve the liquidation. Please see Proposal 6 below for additional information regarding the proposed liquidation of MML Enhanced Index Core Equity Fund.

V.    PROPOSAL 5: TO APPROVE AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT UNDER WHICH MASSMUTUAL PROVIDES BOTH INVESTMENT MANAGEMENT AND ADMINISTRATIVE SERVICES

Affected Fund:

MML Managed Bond Fund

The Board has unanimously approved an amended and restated investment management agreement (the “Amended Managed Bond Agreement”) between MassMutual and the Trust, on behalf of the MML Managed Bond Fund, and is recommending that shareholders of the Fund approve the Amended Managed Bond Agreement.

At the same time the Board is recommending to the other mutual funds in the MassMutual fund complex that they approve amended and restated investment management agreements, with the intention that MassMutual will provide investment management (and in some cases administrative) services to the funds pursuant to the same forms. The purpose of this initiative is to clarify the respective obligations of the parties and to bring greater consistency among the investment management agreements between MassMutual and the various mutual funds advised by it.

Under the Amended Managed Bond Agreement, MassMutual would continue to provide the same level of service as it provides under the current investment management agreement between MassMutual and the Trust with respect to the Fund (the “Current Managed Bond Agreement”). There would be no change in the advisory fee payable by the Fund pursuant the Amended Managed Bond Agreement. However, unlike the investment management agreements for the other funds in the MassMutual fund complex, the Current Managed Bond Agreement provides that MassMutual will bear a portion of the Fund’s own out-of-pocket expenses. That provision would be eliminated in the Amended Managed Bond Agreement, and so the out-of-pocket expenses incurred by the Fund would increase as a result of the amendments. MassMutual has agreed to enter into an expense limitation agreement with the Fund under which MassMutual will agree to continue to pay expenses of the Fund on the same basis as if the Current Managed Bond Agreement were still in effect, subject to certain exceptions. Descriptions of the Current and Amended Managed Bond Agreements, as well as some important differences, are also set forth below.

If shareholders of the Fund do not approve the Amended Managed Bond Agreement, the Current Managed Bond Agreement will remain in place.

Description of the Current and Amended Managed Bond Agreements and Proposed Changes. The Current Managed Bond Agreement became effective on May 1, 2005 and was last approved by the Board on May 31, 2011. The Current Managed Bond Agreement was last submitted to a vote of shareholders when the Fund was organized.

Investment Advisory and Administrative Services. Under both the Current and Amended Managed Bond Agreements, MassMutual undertakes to act as the investment adviser to the Fund, subject to such general or specific instructions as may be given by the Board. Both the Current and Amended Managed Bond Agreements also contemplate MassMutual’s engagement of subadvisers for the Fund, pursuant to investment subadvisory agreements. MassMutual is responsible for compensating any subadviser to which it delegates any duties. In addition, under both the Current and Amended Managed Bond Agreements, MassMutual undertakes to provide certain administrative services to the Fund and to assume certain expenses of the Fund.

Advisory Fees. For its services under the Amended Managed Bond Agreement, MassMutual would be paid an investment advisory fee monthly, at an annual rate of 0.50% on the first $100 million of the average daily net assets of the Fund; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million. This is the same rate at which the Fund pays fees under the Current Managed Bond Agreement.

For a description of the amounts the Fund paid to MassMutual for its services under the Current Managed Bond Agreement and the other fees paid to MassMutual and its affiliates by the Fund during the fiscal year ended December 31, 2010, please see the section in this Proposal titled “Additional Information Regarding MassMutual” below.

Duration and Termination. The Current and Amended Managed Bond Agreements include similar provisions regarding duration and termination. The Current Managed Bond Agreement provides that it will continue in effect from year to year so long as it is approved at least annually by the Board, including a majority of the Trustees who are not interested persons of MassMutual or the Fund. The Amended Managed Bond Agreement provides that it will continue in effect from year to year, so long as such continuance is approved at least annually by the Board or by the holders of a majority of the outstanding voting securities of the Fund, and in either case by a majority of the Trustees who are not parties to the Amended Managed Bond Agreement or interested persons of any such party. The Current Managed Bond Agreement may be terminated by either party without penalty upon sixty days’ written notice to the other party. The Amended Managed Bond Agreement may be terminated without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, the Current and Amended Managed Bond Agreements automatically terminate upon assignment.

Standard of Care and Limitation of Liability. Both the Current and Amended Managed Bond Agreements provide that MassMutual will not be liable to the Fund in the absence of MassMutual’s willful misfeasance, bad faith, or gross negligence, or reckless disregard to its obligations and duties under the Agreement. Similarly, both the Current and Amended Managed Bond Agreements include disclaimers of shareholder and Trustee liability for obligations of the Trust.

Description of Certain Differences between the Current and Amended Managed Bond Agreements. The following is a brief description of certain differences between the Current and Amended Managed Bond Agreements. The proposed changes are not expected to affect the nature or quality of the services to be provided to the Fund by MassMutual. A copy of the form of the Amended Managed Bond Agreement, marked to show changes from the form of the Current Managed Bond Agreement, is attached as Exhibit 6. The descriptions of the Amended Managed Bond Agreement and differences from the Current Managed Bond Agreement in this Proxy Statement are qualified in their entirety by reference to Exhibit 6.

•

The Amended Managed Bond Agreement includes provisions intended to clarify MassMutual’s role when a subadviser has been retained on behalf of the Fund. In particular, the Amended Managed Bond Agreement makes clear that MassMutual’s obligations to furnish a continuous investment program for the Fund and to make investment decisions on behalf of the Fund and place orders for the purchase and sale of portfolio securities apply only to the extent a subadviser has not been retained for the Fund. The Amended Managed Bond Agreement also makes clear that MassMutual retains a number of important obligations under the Agreement even when a subadviser is appointed, including, among others, board reporting, analysis and review of subadviser performance, assistance in the 15(c) process, assistance in the identification and vetting of new or replacement subadvisers, and, in general, the performance of all obligations under the Agreement not delegated to the subadviser. The Amended Managed Bond Agreement also indicates that MassMutual will provide advice and recommendations to the Board, and perform such review and oversight functions as the Board may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

•

The Amended Managed Bond Agreement includes provisions intended to clarify the services that MassMutual will provide to the Fund in its role as administrator. It states that MassMutual will provide, or provide for, services required for the administration of the Trust and the Fund, and that, subject to determination by MassMutual and the Trust, these services will generally include accounting, shareholder servicing, and transfer agency services. The Amended Managed Bond Agreement also specifically provides that MassMutual may delegate or subcontract its administrative duties under the Amended Managed Bond Agreement to one or more affiliated or unaffiliated sub-administrators, subject to approval by the Board.

•

The Amended Managed Bond Agreement explicitly provides that MassMutual is not obligated to pay any expenses of or for the Trust or the Fund not expressly assumed by MassMutual pursuant to the Agreement. By contrast, the Current Managed Bond Agreement provides that MassMutual will assume all expenses of the Fund other than: (i) taxes and corporate fees payable to governmental agencies; (ii) brokerage commissions and other capital items payable in connection with the purchase or sale of the Fund’s investments; (iii) interest on account of any borrowings by the Fund; (iv) fees and expenses of the independent Trustees; and (v) fees payable to the Trust’s certified independent public accountants. As a result, approval of the Amended Managed Bond Agreement is anticipated to result in an increase in the out-of-pocket expenses paid by the Fund. MassMutual has agreed that, upon implementation of the Amended Managed Bond Agreement, it will enter into an expense limitation agreement under which MassMutual will continue to pay expenses of the Fund on the same basis as if the Current Managed Bond Agreement were still in effect (other than distribution expenses and the Fund’s allocable portion of the expenses attributable to the Chief Compliance Officer as discussed below) for a period of at least three years. The expense limitation agreement could only be amended or terminated after that period upon approval of a majority of the independent Trustees. MassMutual estimates that, if the Amended Managed Bond Agreement had been in effect since the beginning of the Fund’s current fiscal year and were to remain in effect for the entire fiscal year, the Fund’s total annual operating expenses for the fiscal year would be higher by approximately 0.03% than if the Current Managed Bond Fund were in effect for the full fiscal year. Additionally, under the Amended Managed Bond Agreement, MassMutual will not be required to bear distribution expenses of the Fund, and it is possible that the Fund will pay some amount of the cost of its distribution in the future. MassMutual expects that, if the Fund were to pay a distribution expense, other expenses of the Fund (such as shareholder servicing or similar expenses) might be reduced, so that the payment of distribution expense would not necessarily result in any increase in the Fund’s expense ratio.

•

The Amended Managed Bond Agreement provides that MassMutual and the Board of Trustees may from time to time agree that the expense of certain officers of the Trust who may also be employees of MassMutual, including without limitation the Chief Compliance Officer of the Trust and any Assistant Chief Compliance Officers, will be borne in part by the Trust and in part by MassMutual or entirely by the Trust. The Fund’s allocable portion of expenses attributable to those officers would not be subject to the expense limitation agreement.

•

Although both the Current and Amended Managed Bond Agreements include provisions governing MassMutual’s standard of care and limitations on liability, various provisions in the Amended Managed Bond Agreement have been revised. For example, the Amended Managed Bond Agreement explicitly provides that MassMutual shall have no liability to a Fund or any of its shareholders or to any other person for the failure or refusal of any subadviser to perform its obligations in respect of the Fund, including without limitation any mistake or error of judgment on the part of the subadviser or any employee or agent of the subadviser or any failure by the subadviser to comply with applicable law, the applicable subadvisory agreement, any investment objective or policies of the Fund, or any instructions from the Board or MassMutual. Similarly, the Amended Managed Bond Agreement provides that, so long as MassMutual meets the standard of care set forth therein, MassMutual shall have no liability to the Fund or any of its shareholders or to any other person for the failure or refusal of any sub-administrator to perform its obligations in respect of the Fund. The Amended Managed Bond Agreement specifically limits MassMutual’s liability in certain circumstances when MassMutual has relied upon the advice of legal counsel or independent public accountants or for any action reasonably taken or omitted to be taken in its capacity as investment adviser in reasonable reliance on any document, certificate, or instrument, which it reasonably believes to be genuine and to be signed or presented by the proper person or persons. In some instances, the revised language may have the effect of limiting MassMutual’s liability beyond the extent provided under the Current Managed Bond Agreement.

•

The Amended Managed Bond Agreement includes language providing explicitly for MassMutual’s receipt of brokerage and research services (“soft dollars”) in connection with portfolio transactions. The Amended Managed Bond Agreement provides that, subject to such policies as the Trustees may determine, MassMutual shall not be deemed to have acted unlawfully or to have breached any duty created by such Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to MassMutual an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if MassMutual determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or MassMutual’s overall responsibilities with respect to the Fund and to other clients of MassMutual as to which MassMutual exercises investment discretion.

Evaluation by the Board. In their consideration of the Amended Managed Bond Agreement, the Trustees noted that they had approved the continuation of the Current Managed Bond Agreement for the Fund, and they considered representations from MassMutual, and other information presented to them since that most recent approval, to the effect that there had been no material adverse change in the nature or quality of the services provided by MassMutual to the Fund. The Trustees noted that the differences between the Current and Amended

Managed Bond Agreements did not appear intended to change in any material respect the nature or quality of the services to be provided by MassMutual to the Fund, but rather were intended principally to clarify the nature of MassMutual’s obligations to the Fund, particularly in cases where a subadviser or sub-administrator has been appointed for some or all of the Fund’s assets, and the standard of care applicable to MassMutual’s performance of its obligations to the Fund. The Trustees considered that no change was being proposed to the advisory fees paid by the Fund to MassMutual. They also noted that many of the provisions in the form of the Amended Managed Bond Agreement are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. With respect to the proposed change to the allocation of expenses between the Fund and MassMutual, MassMutual noted to the Trustees that the provisions related to the expense allocation in Current Managed Bond Agreement differ from those of all of the other mutual funds in the MassMutual fund complex, and that there is no basis for the inconsistency in the nature of the services provided by MassMutual or the characteristics of the Fund. MassMutual said that the change would bring the Fund’s expense provisions in line with all of the other funds in the MassMutual fund complex that approve the Amended Managed Bond Agreement, and more closely in line with what MassMutual considers to be industry practice as to allocation of expenses between mutual funds and their advisers. The Trustees considered these factors, and the fact that the expense limitation would have the effect of mitigating any increase in expenses over time. On the basis of these and other factors, the Trustees voted to approve the Amended Managed Bond Agreement and to recommend its approval by the shareholders of the Fund.

Prior to voting to approve the Amended Managed Bond Agreement, the independent Trustees met separately in executive session with independent counsel to the independent Trustees, to discuss the Amended Managed Bond Agreement. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Additional Information Regarding MassMutual. MassMutual serves as the Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2010, MassMutual, together with its subsidiaries, had assets under management of approximately $448.3 billion.

For providing advisory services, the Fund paid MassMutual $3,815,431 during the fiscal year ended December 31, 2010.

Additional Services. In addition to the services described above, MassMutual also performs the function of transfer agent for the Fund. MassMutual does not receive any separate compensation for acting as transfer agent for the Fund.

MML Distributors, LLC (the “Distributor”) acts as a principal underwriter of the Fund, pursuant to a Principal Underwriter Agreement with the Trust dated as of August 15, 2008. The Distributor is a wholly-owned subsidiary of MassMutual. Pursuant to a Distribution and Services Plan (the “Plan”) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Fund pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

The Fund paid the Distributor or MassMutual the following amounts during the fiscal year ended December 31, 2010 under the Plan:

	Service Class 12b-1 Servicing Fees	Service Class 12b-1 Distribution Fees
MML Managed Bond Fund	$109,976	—

MassMutual and its affiliates will continue to provide the services discussed in this section following the approval of the Amended Managed Bond Agreement.

Information Regarding Interested Directors and Officers of the Trust. For additional information regarding each officer and director of the Trust who is an officer, employee, director, general partner, or shareholder of MassMutual, please see Proposal 1 above.

Principal Executive Officer and Directors of MassMutual. The principal executive officer and directors of MassMutual and their principal occupations are set forth in the following table. The address for the principal executive officer and each director is 1295 State Street, Springfield, Massachusetts, 01111.

Name	Position with MassMutual	Principal Occupation
Roger W. Crandall	Chairman, President and Chief Executive Officer and Director	Chairman, President and Chief Executive Officer and Director, MassMutual

Thomas C. Barry	Director	Founder and CEO, Zephyr Management, L.P.

Cristóbal I. Conde	Director	Retired

Kathleen A. Corbet	Director	Founder and Principal, Cross Ridge Capital, LLC

James H. DeGraffenreidt, Jr.	Director	Retired

Patricia Diaz Dennis	Director	Retired

Robert A. Essner	Lead Director	Retired

Robert M. Furek	Director	Chairman and CEO, Catelectric Corp.

Raymond W. LeBoeuf	Director	Retired

Cathy E. Minehan	Director	Dean, Simmons College School of Management; Managing Director, Arlington Advisory Partners

Marc F. Racicot	Director	Retired

William T. Spitz	Director	Co-Founder, Director, and Principal, Diversified Trust Company

H. Todd Stitzer	Director	Retired

Comparable Funds for which MassMutual Serves as Investment Adviser. MassMutual currently manages a fund with investment objectives that are similar to the Fund. The table below identifies this fund, its net assets as of September 30, 2011, and MassMutual’s investment advisory fee rate with respect to the fund.

Fund	Comparable Fund	Net Assets of Comparable Fund as of September 30, 2011	Investment Advisory Fee Rate of Comparable Fund
MML Managed Bond Fund	MassMutual Premier Core Bond Fund	$1,483,903,224	0.48% on the first $1.5 billion; and 0.43% on assets over $1.5 billion[1]

[1]

Pursuant to a written agreement, MassMutual has agreed to waive 0.18% of the management fees of the Fund through February 29, 2012. The agreement can only be terminated by mutual consent of the Board on behalf of the Fund and MassMutual.

Vote Required. Approval of the Amended Managed Bond Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy. All shares of the Fund vote together as a single class on Proposal 5.

VI.	PROPOSAL 6: TO LIQUIDATE THE MML ENHANCED INDEX CORE EQUITY FUND AND DISTRIBUTE THE LIQUIDATION PROCEEDS TO AN AFFILIATED MONEY MARKET FUND

Affected Fund:

MML Enhanced Index Core Equity Fund

The Board has unanimously approved, and is recommending that shareholders of the Fund approve, a plan of liquidation for the Trust with respect to the Fund (the “Plan”), pursuant to which the Fund would be liquidated on or about April 27, 2012, or such other date as established by the officers of the Fund, and the liquidation proceeds of the Fund would be distributed to the appropriate separate accounts. The Plan is attached as Exhibit 7 to this Proxy Statement.

The proposed liquidation, if consummated, would result in: (1) the liabilities (if any) of the Fund being paid by the Fund, (2) the assets of the Fund being sold for cash or permitted to mature, and (3) the reduction of any other assets to cash or cash equivalents, followed by the distribution of the liquidation proceeds to the separate accounts in proportion to their ownership in the Fund. After the distribution of the liquidation proceeds, the Trust would terminate the Fund’s existence.

As to each proposed liquidation, each of MassMutual and C.M. Life Insurance Company (“C.M. Life”) (together, the “Insurance Companies”) intends to arrange for the transfer (as described below) of liquidation proceeds distributed to its separate accounts from subaccounts/divisions invested in the Fund to subaccounts/divisions investing in other investment options available under the variable contracts/policies issued through that separate account. Consequently, if variable contract owners and policy holders vote to approve a proposed liquidation, the Fund will be liquidated and, unless contrary transfer instructions are received from variable contract owners or policy holders, the Insurance Companies will reinvest the liquidation proceeds applicable to each variable contract owner’s or policy holder’s interest in the Fund by purchasing shares of the MML Money Market Fund (Initial Class) (“MML Money Market”).

If the Fund does not approve the Plan, then the Meeting may be adjourned, as described below. If the Meeting is not adjourned, or if the Plan is not approved at a reconvened Meeting that is not also adjourned, then the Fund will not liquidate, and the Fund will continue to be operated and managed in accordance with its objectives and policies until the Board determines what other action, if any, may be appropriate. If the Fund does not liquidate, the Insurance Companies will not receive any liquidation proceeds and the proceeds will not be reinvested in MML Money Market.

Reasons for the Proposed Liquidation. The Fund is relatively small due to the lack of popularity of its enhanced index investment strategy (the Fund is managed to outperform a specific index while maintaining risk characteristics similar to those of the index) relative to pure index funds, and is not expected by the Adviser to achieve substantially larger scale. The Adviser has informed the Trustees that enhanced index funds will no longer be a substantial focus of its variable product mutual fund offerings.

Plan of Liquidation. Under the Plan, the Fund will, by the liquidation date (on or about April 27, 2012, or such other date as established by the officers of the Fund), (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any net investment income in the form of dividends. The Plan provides that as of the liquidation date, the Fund will: (1) distribute its assets to shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) terminate its existence.

Variable contract owners and policy holders will not incur any transfer fees or other variable contract/policy charges under the Plan. The Adviser will pay all of the Fund’s expenses directly related to the liquidation, as well as the cost specifically related to preparing this proposal for inclusion in the Proxy Statement. In addition, the Adviser will pay for this proposal’s proportionate share of the expenses related to the overall preparation, printing, and mailing of the Proxy Statement, and the solicitation of shareholders (determined based on the number of proposals being presented to shareholders of the various Funds in this Proxy Statement).

The expense of liquidating the Fund’s investment portfolio, including brokerage commissions, dealer spreads, custody charges, and other transaction expenses, will also be borne by the Adviser.

Effects on Variable Contract Owners and Policy Holders. The Insurance Companies have provided the following information to the Trust for inclusion in this section.

Immediately following the distribution of liquidation proceeds to shareholders, the Insurance Companies will reinvest the cash proceeds distributed to each separate account by transferring the proceeds from the subaccounts/divisions that held Fund shares to other subaccounts/divisions pursuant to the transfer instructions timely received from variable contract owners and policy holders. For variable contracts/policies as to which the variable contract owner or policy holder has not provided timely transfer instructions, the Insurance Companies will transfer the contract/policy value to the subaccount/division that invests in shares of MML Money Market.

The proposed liquidation will not in any way affect variable contract owners’ and policy holders’ rights or the obligations of the Insurance Companies under the variable contracts/policies. The adoption of the Plan does not affect variable contract owners’ and policy holders’ rights to redeem shares at the unit value of the subaccount/division invested in each Fund, and variable contract owners and policy holders will continue to have the same rights they previously had to withdraw contract/policy values attributable to the Fund. Variable contract owners and policy holders should be aware that withdrawal of contract/policy value may involve other charges (e.g., surrender charges) and other adverse consequences under the terms of the variable contracts/policies, and variable contract owners and policy holders should consult the prospectus for their variable contract/policy for more information. At any time prior to the proposed liquidation for the Fund, variable contract owners and policy holders may make one transfer of variable contract/policy value out of any subaccount/division investing in the Fund free of any otherwise applicable transfer charge without that transfer counting as one of a limited number of transfers permitted during any period free of charge by following the transfer procedures described in their variable contract/policy prospectus. If a variable contract owner or policy holder does not transfer contract/policy value prior to a liquidation, then the Insurance Companies will immediately reinvest liquidation proceeds attributable to the owner’s or holder’s variable contract/policy in shares of MML Money Market. However, for ninety (90) days following the liquidation, such variable contract owners and policy holders may make one transfer of contract/policy value attributable to the liquidation out of the subaccount/division investing in MML Money Market free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period free of charge.

Furthermore, the Insurance Companies have been advised by tax counsel that, if carried out, the proposed liquidation, followed by the transfers of variable contract/policy value to alternative subaccounts/divisions of each separate account, will not create any federal income tax liability for variable contract owners and policy holders. Such tax counsel will deliver to the Trust a written opinion to this effect before the proposed liquidation.

In seeking to ensure that variable contract owners and policy holders will make their own investment decisions as to the reinvestment of their contract/policy values allocated to the Fund, the Insurance Companies request that variable contract owners and policy holders follow the transfer procedures described in their variable contract/policy prospectus and provide transfer instructions for any contract/policy values currently allocated to the subaccount/division of a separate account currently invested in shares of the Fund. As of the liquidation date and on behalf of variable contract owners and policy holders who have not exercised their transfer rights prior to the liquidation date, the Insurance Companies will transfer contract/policy value representing liquidation proceeds to the subaccount/division investing in shares of MML Money Market.

Shortly after the proposed liquidation, the Insurance Companies will send to those variable contract owners and policy holders who did not provide transfer instructions and whose contract/policy value consequently was transferred to a subaccount/division investing in MML Money Market a notice explaining that their contract/policy values have been automatically transferred to MML Money Market and requesting that they provide transfer instructions in the event that they do not want to remain invested in MML Money Market.

If a variable contract owner or policy holder does not provide transfer instructions to transfer contract/policy value prior to the liquidation date, a liquidation of the Fund will result in the equivalent of their requesting a transfer to MML Money Market for shares of the Fund held in any subaccount/division currently investing in the Fund. Therefore, a vote to approve the Plan is a vote in favor of such a transfer for variable contract owners and policy holders who do not provide transfer instructions.

This Proxy Statement sets forth information about the proposed liquidation that a variable contract owner and policy holder should know before giving voting instructions to approve or disapprove a proposed liquidation. Current prospectuses for the funds available as investment options under the variable contracts/policies have previously been sent to variable contract owners and policy holders. These prospectuses set forth important information about the other funds that variable contract owners and policy holders should know before providing transfer instructions relating to the reinvestment of their contract/policy values currently allocated to the Fund. A statement of additional information related to each of the prospectuses for the funds has been filed with the Securities and Exchange Commission (“SEC”) and is available free of charge. Additional copies of the fund prospectuses as well as copies of the various statements of additional information may be obtained without charge by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, Attention: Retirement Services Marketing. Copies of the fund prospectuses and various statements of additional information may also be found at http://www.massmutual.com/funds.

Board Evaluation and Approval. On October 14, 2011, the Board held a meeting called for the purpose of considering, among other things, the proposed liquidation of the Fund. At the meeting, the Board considered information provided by the Adviser on the Fund’s lack of asset growth.

The Board considered, among other things, the following information:

1.	The Fund has low asset levels.

2.	If the Fund were a retail mutual fund instead of an investment option underlying a variable contract/policy, shareholders would be given cash after the liquidation. The Insurance Companies believe that placing variable contract owners’ and policy holders’ contract/policy value in a money market fund is as close to providing cash as is possible.

3.	In connection with the proposed liquidation of the Fund, variable contract owners and policy holders having contract/policy values allocated to the Fund will be permitted to make their own decisions regarding reinvestment of such contract/policy values among a variety of alternative investment options offered under their variable contracts/policies through the transfer instruction process.

4.	Prior to the liquidation date, the Trust will receive an opinion from tax counsel, that consummation of the liquidation, followed by the transfers of variable contract/policy values to alternative subaccounts/divisions of each separate account, will not create any federal income tax liability for variable contract owners and policy holders.

5.	The Adviser will pay all of the expenses directly related to the liquidation, as well as the cost specifically related to preparing this proposal for inclusion in the Proxy Statement. In addition, the Adviser will pay for this proposal’s proportionate share of the expenses related to the overall preparation, printing, and mailing of the Proxy Statement, and the solicitation of shareholders.

The Board discussed how best to further shareholders’ and variable contract owners’ and policy holders’ interests in light of the foregoing information. The Board evaluated the merits of the Plan as one possible response to the circumstances of the Fund.

The Board concluded that, under the facts and circumstances, including the Fund’s limited and decreasing asset levels it is in the best interests of the Fund and its shareholders and underlying variable contract owners and policy holders to liquidate the Fund.

Based upon its review, the Board further concluded that the Plan is in the best interests of the Fund and its shareholders, as well as the variable contract owners and policy holders indirectly invested therein. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board unanimously approved the Plan and voted to recommend to the Fund’s shareholders, and to variable contract owners and policy holders with contract/policy value allocated to the Fund, that they approve the Plan.

Vote Required. Approval of the Plan by the Fund requires the affirmative vote of at least 50% of the shares of the Fund. All shares of the Fund vote together as a single class on Proposal 6. The Fund’s shareholders vote separately from any other Fund’s shareholders on Proposal 6.

VII.	PROPOSAL 7. TO APPROVE A SUB-SUBADVISORY AGREEMENT BETWEEN BARING INTERNATIONAL INVESTMENT LIMITED AND BARING ASSET MANAGEMENT (ASIA) LIMITED

Affected Fund:

MML China Fund

MassMutual serves as investment adviser to the MML China Fund, and Baring International Investment Limited (“Baring”), an indirect, wholly-owned subsidiary of MassMutual, serves as the subadviser to the Fund. As subadviser, Baring, among other things, has agreed to supervise and monitor continuously the investment program of the Fund and the composition of the Fund’s portfolio and to determine what securities or other investments shall be purchased or sold by the Fund.

MassMutual proposed that the Board approve a sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) between Baring and its affiliate, Baring Asset Management (Asia) Limited (“Baring Asia”), an investment adviser registered with the SEC, pursuant to which Baring Asia would provide certain investment advisory services in respect of the Fund. Baring Asia is also an indirect, wholly-owned subsidiary of MassMutual. Currently, certain employees of Baring Asia participate in Baring’s management of the Fund as associated persons of Baring, two of whom are named portfolio managers of the Fund. Baring has recommended to MassMutual, and MassMutual proposed to the Trustees, that this arrangement be replaced by a Sub-Subadvisory Agreement between Baring and Baring Asia, pursuant to which employees of Baring Asia would continue to provide similar services in respect of the Fund, and Baring would pay a fee to Baring Asia. MassMutual proposed the change on the basis that implementation of the Sub-Subadvisory Agreement will bring the Fund’s investment subadvisory arrangements more closely in line with arrangements in place (or expected to be put in place) for other funds in the MassMutual fund complex with comparable structures. A copy of the proposed Sub-Subadvisory Agreement is attached as Exhibit 8.

There will be no change in the nature or quality of the services provided by Baring to the Fund, or in the identity of the persons involved in providing those services, as a result of the implementation of the Sub-Subadvisory Agreement. The Sub-Subadvisory Agreement will not relieve Baring of any obligation or liability to the MML China Fund that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Baring with respect to the Fund. Implementation of the Sub-Subadvisory Agreement will not result in any increase in the Fund’s expenses; any fees paid to Baring Asia under the Sub-Subadvisory Agreement will by paid by Baring, and not by the Fund or MassMutual.

If shareholders of the Fund do not approve the Sub-Subadvisory Agreement, the Trustees will consider what action, if any, would be in the best interests of shareholders.

Description of the Proposed Sub-Subadvisory Agreement.

Investment Advisory Services. The Sub-Subadvisory Agreement is substantially similar to the existing Subadvisory Agreement between MassMutual and Baring. Under the Sub-Subadvisory Agreement, Baring Asia undertakes to act as the sub-subadviser of the Fund, and agrees to perform its duties and functions under the Sub-Subadvisory Agreement in accordance with (i) the 1940 Act and any rules and regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the Trust’s Agreement and Declaration of Trust and Bylaws; (iv) policies and determinations of the Board; (v) the Fund’s fundamental and non-fundamental policies and investment restrictions as set forth in its registration statement or as may be amended; and (vi) the Fund’s then-current prospectus and statement of additional information.

Under the Fund’s current subadvisory agreement with Baring, MassMutual pays Baring a subadvisory fee equal to an annual rate of .65% of the average daily net assets of the Fund. Under the proposed Sub-Subadvisory Agreement, Baring (not the Fund or MassMutual) would pay Baring Asia an amount to be determined by Baring and Baring Asia from time to time, such amount not to exceed the amount paid by MassMutual to Baring under the subadvisory agreement between MassMutual and Baring with respect to the Fund. MassMutual paid Baring $126,937 for providing subadvisory services during the fiscal year ended December 31, 2010. Please see Proposal 3 for amounts the Fund paid to MassMutual for providing advisory services and administrative and shareholder services and for amounts the Fund paid to MassMutual or the Distributor pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, for the fiscal year ended December 31, 2010. The Sub-Subadvisory Agreement, if approved by shareholders, would not change the subadvisory fee paid by MassMutual to Baring, nor would it change the advisory fees paid by the Fund to MassMutual. Therefore, this proposal will not affect the fees borne directly or indirectly by shareholders.

Duration and Termination. The Sub-Subadvisory Agreement initially continues in effect for a period of two years, and thereafter, from year to year, so long as such continuance is approved at least annually by the Board, including a majority of the Trustees who are not parties to the Sub-Subadvisory Agreement or interested persons of any such party. The Sub-Subadvisory Agreement may be terminated by Baring or the Board (i) by written notice to Baring Asia with immediate effect if Baring Asia’s registration under the Investment Advisers Act of 1940 is suspended, terminated, lapsed, or not renewed; (ii) by written notice to Baring Asia with immediate effect, if Baring Asia is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated, or ceases to exist; (iii) by written notice to Baring Asia with immediate effect, if Baring or the Board determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by Baring or the Board that Baring Asia has breached an obligation or duty under the Sub-Subadvisory Agreement; or (iv) in their sole discretion, without penalty, upon sixty days prior written notice to Baring Asia. The Sub-Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Sub-Subadvisory Agreement may be terminated by Baring Asia, without penalty at any time, upon sixty days prior written notice, to Baring and the Trust. In addition, the Sub-Subadvisory Agreement automatically terminates upon assignment, termination of the subadvisory agreement between MassMutual and Baring with respect to the Fund, or the dissolution of the Fund.

Standard of Care and Limitation of Liability. The Sub-Subadvisory agreement provides that Baring Asia will not be liable for loss sustained by reason of good faith errors or omissions in connection with any matters to which the Sub-Subadvisory Agreement relates in the absence of Baring Asia’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Sub-Subadvisory Agreement.

Evaluation by the Board. In their consideration of the Sub-Subadvisory Agreement, the Trustees noted that the Sub-Subadvisory Agreement is substantially similar to the current Subadvisory Agreement with Baring, whose continuation the Trustees approved most recently in May of 2011. The Trustees considered representations from MassMutual, and other information presented to them since that most recent approval, to the effect that there had been no material adverse change in the nature or quality of the services provided by Baring to the Fund.

The Trustees considered that there would be no change in the services provided in respect of the Fund or in the personnel providing the services as a result of the implementation of the Sub-Subadvisory Agreement, and that there would be no change in the fees payable by the Fund. The Trustees also considered that there might be some efficiencies to be gained from bringing the subadvisory arrangements in place for the Fund in line with those in place or expected to be put in place for other funds in the MassMutual fund complex.

The Trustees also discussed with MassMutual and considered a wide range of information about, among other things: (i) Baring and Baring Asia and their respective personnel with responsibilities for providing services to the Funds; (ii) the terms of the Sub-Subadvisory Agreement; (iii) the scope and quality of services that Baring Asia will provide under the Sub-Subadvisory Agreement; and (iv) the fees payable to Baring by MassMutual and the effect of such fees on the profitability to MassMutual.

Prior to voting to approve the Sub-Subadvisory Agreement, the independent Trustees met separately in executive session with independent counsel to the independent Trustees, to discuss the agreement. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Information regarding Interested Directors and Officers of the Trust. For additional information regarding each officer and director of the Trust who is an officer, employee, director, general partner, or shareholder of MassMutual, see Proposal 1 above. No officers or directors of the Trust are officers, employees, directors, general partners, or shareholders of Baring Asia. Baring Asia is an affiliate of MassMutual.

Principal Executive Officers and Directors of Baring Asia. The principal executive officers and directors of Baring Asia and their principal occupations are set forth in the following table. The address for each principal executive officer and director is c/o 1901 Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.

Name	Position with Baring Asia/Principal Occupation
David Brennan	Executive Director

Gerry Ng	Executive Director

Khiem Do	Executive Director

Wilfred Sit	Executive Director

Kevin Chan	Executive Director

Additional Information Regarding Baring Asia. As sub-subadviser, Baring Asia would be responsible for providing investment advice and recommendations to the Fund through Baring. Baring Asia is a Hong Kong limited company, founded in 1985, located at 1901 Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong. Baring Asia, is an indirect subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management LLC, the “BAM Group”). Baring Asia’s parent companies are as follows:

Baring Asia is a wholly-owned subsidiary of Baring Asset Management (Asia) Holdings Limited, located at 1901 Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong. Baring Asset Management (Asia) Holdings Limited is a wholly-owned subsidiary of Baring Asset Management UK Holdings Limited, located at 155 Bishopsgate, London EC2M 3XY. Baring Asset Management UK Holdings Limited is a subsidiary of Baring International Investment Management Holdings, located at 155 Bishopsgate, London EC2M 3XY. Baring International Investment Management Holdings is a subsidiary of Baring Asset Management Limited, located at 155 Bishopsgate, London EC2M 3XY. Baring Asset Management Limited is a subsidiary of MassMutual Holdings (Bermuda) Limited, located at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda. MassMutual Holdings (Bermuda) Limited is a wholly-owned subsidiary of MassMutual Baring Holding LLC, located at 1295 State Street, Springfield, Massachusetts, 01111. MassMutual Baring Holding LLC is a wholly-owned subsidiary of MassMutual Holding LLC, located at 1295 State Street, Springfield, Massachusetts, 01111. MassMutual Holding LLC is a wholly-owned subsidiary of MassMutual, located at 1295 State Street, Springfield, MA 01111.

As of December 31, 2010, the BAM Group managed approximately $50.8 billion on behalf of clients located around the world.

Certain Brokerage Matters. It is the Funds’ policy to have subadvisers seek best execution for all trades made in the Fund portfolios they manage. Under the Sub-Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act, the subadviser or the sub-subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the subadviser’s overall responsibilities to the Trust and to its other clients.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of their respective subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Vote Required. Approval of the Sub-Subadvisory Agreement for MML China Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy. All shares of the Fund vote together as a single class on Proposal 7.

VIII.	PROPOSAL 8: MODERNIZATION AND STANDARDIZATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following Proposals 8.A through 8.D, the Board recommends that shareholders of the affected Funds approve certain changes to the Funds’ fundamental investment restrictions. Generally, the purpose of these proposed changes is to increase each Fund’s investment flexibility by removing outdated and/or what MassMutual considers to be unnecessarily restrictive policies (in light of current regulatory requirements) and reduce administrative and compliance burdens by simplifying and making these fundamental investment restrictions uniform across the Trust and the MassMutual Fund complex to the extent practicable. MassMutual does not anticipate any change in the way in which the Funds are managed as a result of changing the Funds’ fundamental restrictions.

Background. Proposals 8.A through 8.D relate to current fundamental investment restrictions of the Funds that, in the view of MassMutual and the Board, are either outdated or more restrictive than applicable law and regulation require or track business or industry requirements that no longer apply. MassMutual and the Board believe that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent the Funds from taking advantage of attractive investment opportunities and/or responding to changing regulations or market developments in the future – at least without incurring the delays and costs that would be associated with seeking shareholder approval. Accordingly, although MassMutual does not anticipate any change in the way in which the Funds are managed as a result of standardizing their fundamental investment restrictions, removing unnecessary fundamental investment restrictions would empower the Trustees to approve changes to the Funds’ investment policies in the future without the delay and expense of a shareholder vote.

The proposed changes are designed to meet the requirements of applicable law and regulation, in particular the 1940 Act and the rules and regulations thereunder, while providing the Funds with increased flexibility to respond to changes in the regulatory and economic landscape. Moreover, the proposed standardization of the restrictions would simplify the process of monitoring compliance with such restrictions by having such restrictions, to the extent they cover common subject matter, be expressed in the same terms.

The discussion in Proposals 8.A through 8.D below highlights the differences between the Funds’ current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund’s current restrictions (contained in Exhibits 9 through 12) with the proposed restrictions.

Why a Shareholder Vote is Required. The 1940 Act requires registered investment companies like the Funds to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a majority of Fund’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions that are designated as non-fundamental may be changed with approval from the Board, saving the time and expense associated with the shareholder approval in the event a change is to be made. The Board recommends that some of the Funds’ current fundamental investment restrictions be modified and that some be eliminated altogether. The substance of, and additional reasons for, these changes are discussed below in each Proposal 8.A through 8.D.

Shareholders of a Fund may vote in favor of or against any of Proposal 8.A through 8.D affecting their Fund.

The Trustees, including all of the independent Trustees, approved each of the Proposals 8.A through 8.D discussed below and recommend that the shareholders of each Fund approve each Proposal affecting their Fund.

8.A	TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

Affected Funds:

All Funds

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. Exhibit 9 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.”

The proposed fundamental restriction has been adopted by the newest Funds in the MassMutual fund complex, and the Adviser and the Board consider this policy to be well suited to today’s regulatory and investment environments. The Adviser and the Board therefore recommend that shareholders approve the proposed amended fundamental investment restriction related to investments in commodities. The change is intended to make clear that the flexibility provided under the investment restriction would allow each Fund to engage not only in “financial” transactions, but in commodity transactions generally. The proposed changes are also intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities. MassMutual has proposed that this change be implemented for existing mutual funds managed by it, and adopted by new mutual funds it manages, in order to reflect the fact that increasing numbers of mutual funds are using investments in commodity transactions to meet their investment objectives. The principal benefit to the Funds of this change is the potentially reduced administrative and compliance burdens, resulting from the alignment of this restriction with those of the other funds in the MassMutual fund complex. MassMutual does not anticipate any change in the way in which the Funds are managed as a result of changing the Funds’ fundamental restrictions, although the revised policy would generally provide the Funds greater flexibility to enter into commodity transactions in a case where MassMutual or a Fund’s subadviser might consider appropriate.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political, and regulatory developments.

8.B	TO APROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

Affected Funds:

All Funds

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its net assets in securities of issuers in that industry.

Exhibit 10 lists the current fundamental investment restrictions of each of the Funds with respect to concentrating investments in an industry.

The Board recommends that this policy be changed to read as follows:

“Each Fund may not concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b)	In the case of the MML Money Market Fund, there is no limitation in respect of certificates of deposit and bankers’ acceptances.

(c)	There is no limitation for securities issued by other investment companies.”

With respect to limitation (b) above (regarding concentration of investments), it is the position of the SEC staff that certificates of deposit and bankers’ acceptances will be limited to those issued by domestic banks with only two exceptions. A foreign branch of a domestic bank may qualify if the Fund can demonstrate that the security presents the same risks as a comparable domestic security. A United States branch of a foreign bank also may be acceptable if it can be shown that the foreign bank is subject to the same regulation as U.S. banks.

The Board recommends that each Fund’s current fundamental investment restriction with respect to concentrating investments in an industry be amended as proposed in order to conform the Funds’ restrictions to the statutory requirements discussed above. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry. For MML Managed Bond Fund, MML Money Market Fund, and MML Blend Fund, this change would also remove language allowing such Funds to invest a certain percentage of their assets in the electric utility and telephone industries. This language is not necessary for these Funds’ investment programs, and its removal will simplify administration and compliance for these Funds by making the restriction uniform across the MassMutual fund complex.

8.C	TO APPROVE THE ELIMINATION OF MML SMALL/MID CAP EQUITY FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

Affected Fund:

MML Small/Mid Cap Equity Fund

Exhibit 11 lists the current fundamental investment restriction of the affected Fund with respect to purchasing securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. “Margin” is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Fund’s current fundamental limitation prohibits the Fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions and for margin payments made in connection with the use of futures contracts.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. Although MassMutual does not anticipate any change in the way in which the affected Fund is managed as a result of the elimination of this restriction, the Board believes it is not in the Fund’s best interest to maintain unnecessary fundamental policies. Accordingly, the Board recommends that the affected Fund’s fundamental investment restriction with respect to purchasing securities on margin be eliminated. The Fund will continue to be subject to investment limitations relating to the borrowing of money.

The risks associated with purchasing securities on margin generally are the same as those involved in borrowing generally. Borrowing money creates leverage. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage increases the volatility of an investment portfolio and could result in larger losses than if it were not used. The use of leverage is considered to be a speculative investment practice and may result in losses. A Fund would typically pay interest or incur other borrowing costs in connection with leverage transactions.

8.D	TO APPROVE THE ELIMINATION OF CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS TO ANY OFFICER, TRUSTEE OR DIRECTOR OR EMPLOYEE OF THE TRUST OR MASSMUTUAL, OR TO MASSMUTUAL

Affected Funds:

MML Money Market Fund

MML Small/Mid Cap Equity Fund

Exhibit 12 lists the current fundamental investment restriction of the affected Funds. The 1940 Act prohibits the Funds from lending to any person in contravention of the investment policies of the Funds or to any person who controls or is under common control (as defined in Section 2(a)(9) of the 1940 Act) with the Funds, subject to certain exceptions. The 1940 Act, however, does not require that the Funds state a fundamental investment policy on this matter. Consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental policies, the Board recommends that each affected Fund’s fundamental investment restriction with respect to making loans to any officer, Trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual be eliminated. The Trust does not currently intend to make loans to any officer, Trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual.

Vote Required. Shareholders of each Fund are entitled to vote on each Proposal 8.A through 8.D if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 8.A through 8.D with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. As defined by the 1940 Act, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. If one or more of Proposal 8.A through 8.D is not adopted by a Fund’s shareholders, the corresponding current fundamental investment restriction(s) of that Fund set forth in this Proxy Statement will remain in effect and the Trustees will consider what action, if any, would be in the best interests of shareholders. To the extent multiple Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund.

Special Note regarding MML Enhanced Index Core Equity Fund. Although shareholders of MML Enhanced Index Core Equity Fund are being asked to approve the liquidation of that Fund as a part of this solicitation, shareholders of MML Enhanced Index Core Equity Fund are also being asked to approve certain changes to the Fund’s fundamental investment restrictions in the event that shareholders of the Fund do not approve the liquidation. Please see proposal 6 for additional information regarding the proposed liquidation of the MML Enhanced Index Core Equity Fund.

VIII.	OTHER INFORMATION

Certain additional information regarding the Trust, the Funds, and the Meeting is presented below.

Investment Advisers and Administrators. Massachusetts Mutual Life Insurance Company, located at 1295 State Street, Springfield, Massachusetts 01111, is the investment adviser and administrator of each Fund. Babson Capital Management LLC, located at 1500 Main Street, Springfield, Massachusetts 01115 and at 470 Atlantic Avenue, Boston, Massachusetts 02210, is the subadviser for the MML Money Market Fund, MML Short-Duration Bond Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML High Yield Fund, MML Blend Fund, and MML Enhanced Index Core Equity Fund. Baring International Investment Limited, located at 155 Bishopsgate, London EC2M-3XY, is the subadviser for the MML Strategic Emerging Markets Fund and MML China Fund. Cornerstone Real Estate Advisers LLC, located at One Financial Plaza, Hartford, Connecticut 06103, is the sub-subadviser for the MML Short-Duration Bond Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML High Yield Fund, and MML Blend Fund. Loomis, Sayles & Company, L.P., located at One Financial Center, Boston, Massachusetts 02111, is the

subadviser for a portion of the MML Equity Fund. OppenheimerFunds, Inc., located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, is the subadviser for the MML Small/Mid Cap Equity Fund and a portion of the MML Equity Fund.

Independent Registered Public Accounting Firm. The firm of Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the independent registered public accounting firm for each Fund’s 2009 and 2010 fiscal years, as well as the current fiscal year.

Deloitte & Touche and its affiliates provide audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and are expected to be available should any matter arise requiring their presence.

Audit Fees. The aggregate Audit Fees billed to the Funds by Deloitte & Touche and its affiliates for professional services rendered for the audit of the Funds’ financial statements, or services that are normally provided by Deloitte & Touche and its affiliates in connection with statutory and regulatory filings or engagements, for the Funds’ past two fiscal years ended December 31, 2009 and 2010 are shown in the table below.

2010*	2009*
$254,654	$315,044

*	Aggregate amounts may reflect rounding.

Audit-Related Fees. Audit-Related Fees are for assurance and related services by Deloitte & Touche and its affiliates that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations, and audits in connection with acquisitions, internal control reviews, and consultation concerning financial accounting and reporting standards. No such fees were billed to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2009 and 2010. The aggregate fees billed to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2009 and 2010 are shown in the table below*.

2010**	2009**
$117,100	$0

*	Refers to fees that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Trust.
**	Aggregate amounts may reflect rounding. The 2010 audit-related fees were for work performed in connection with an internal control review.

Tax Fees. Tax Fees would include tax compliance, tax advice, and tax planning. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund, and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from taxing authorities. The aggregate Tax Fees billed to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2009 and 2010 are shown in the table below.

2010*	2009*
$30,365	$42,272

*	Aggregate amounts may reflect rounding.

No such fees were billed to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2009 and 2010**.

**	Refers to fees that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Trust.

All Other Fees. All other fees would include products and services provided by Deloitte & Touche and its affiliates other than the services reported under the prior three categories. No such fees were billed to the Funds by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2009 and 2010. No such fees were billed to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended December 31, 2009 and 2010*.

*	Refers to fees that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Trust.

The Trust’s Audit Committee must pre-approve all audit and non-audit services, including tax services, provided by Deloitte & Touche and its affiliates to the Funds.

All services described in “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were pre-approved by the Funds’ Audit Committee.

Deloitte & Touche and its affiliates billed the following aggregate non-audit amounts in each Fund’s past two fiscal years ended December 31, 2009 and 2010 to the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. Those billings did not include any prohibited non-audit services as defined by the Exchange Act.

2010*	2009*
$919,802	$460,293

*	Aggregate amounts may reflect rounding.

The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Annual and Semi-Annual Reports. Each Fund’s annual report for the fiscal year ended December 31, 2010, and semi-annual report for the period ended June 30, 2011, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its annual or semi-annual report for the fiscal year ended December 31, 2010, or semi-annual period ended June 30, 2011, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Copies of Proxy Statements. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you want to receive multiple copies of this Proxy Statement or to receive only one copy in the future, you can submit your request by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Ownership of Fund Shares.

All shares of the Funds are owned of record by MassMutual, MML Bay State Life Insurance Company (“MML Bay State”), and C.M. Life as the Funds were established for the purpose of providing an investment vehicle for certain separate investment accounts of variable annuity contracts and variable life insurance policies offered by such companies.

Ownership by Variable Annuity Contracts and Variable Life Insurance Policies. As of the Record Date, MassMutual, MML Bay State, and C.M. Life were the record owners of all of the outstanding shares of each Fund and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each Fund. The address of MassMutual, MML Bay State, and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111. However, the following owners of variable annuity contracts and variable life insurance policies that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State, and C.M. Life as to how shares of the Trust deemed attributable to their variable contracts/policies shall be voted:

MassMutual

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Life Separate Account II

Massachusetts Mutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Annuity Separate Account V

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

Panorama® Separate Account

Separate Account C

Variable Account 3

C.M. Life

C.M. Life Variable Life Separate Account I

C.M. Multi-Account A

Panorama® Plus Separate Account

MML Bay State

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MML Bay State Variable Life Separate Account V

MML Bay State Variable Annuity Separate Account I

MassMutual, MML Bay State, and C.M. Life generally are required to vote shares attributable to such variable contracts/policies but for which no voting instructions were received, including abstentions, in proportion to those votes for which voting instructions were received. There is no required minimum number of votes containing instructions that must be received before MassMutual, MML Bay State, and C.M. Life can vote shares in this manner. Accordingly, there are not expected to be any “broker non-votes.”

Ownership by Officers of the Trust. As of August 31, 2011, the officers of the Trust, individually and as a group, owned less than 1% of the outstanding shares of any of the Funds.

Certain Matters relating to the Fund, the Trust, and the Meeting. The holders of 10% of the shares of the Trust or a Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting with respect to the Trust or that Fund, as the case may be. Each of the Proposals except for the election of Trustees require a greater quorum, as Proposal 2 requires the vote of a majority of shares entitled to vote, Proposal 6 requires the vote of at least 50% of the shares of the affected

Fund, and Proposals 3, 4, 5, 7, and 8.A through 8.D require the vote of “a majority of the outstanding voting securities” as defined in the 1940 Act. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast as to a Proposal, the proxy will be voted in favor of such Proposal. The Insurance Companies have informed the Trust that, if a variable contract owner or policy holder does not provide voting instructions, shares attributable to the variable contract/policy will be voted in proportion to all voting instructions actually received from variable contract owners or policy holders.

The Agreement and Declaration of Trust provides that a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless, at or prior to exercise of the proxy, the Trust receives a specific written notice to the contrary from any one of them. The Agreement and Declaration of Trust further provides that a proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and that the burden of proving invalidity shall rest on the challenger.

A proxy may be revoked by a shareholder at any time before it has been voted, by a written revocation received by the Clerk of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment as to a Proposal those proxies which they are entitled to vote in favor of that Proposal. They will vote against any such adjournment as to a Proposal those proxies required to be voted against that Proposal and will not vote any proxies as to adjournment in respect of a Proposal that direct them to abstain from voting on that Proposal. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon, and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Adviser.

At the time of the preparation of this Proxy Statement, the Trust’s officers and the Adviser have not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice. If other matters are properly presented to the Meeting for action, or any adjournment(s) thereof, the persons named in the properly executed proxies will vote or refrain from voting in accordance with their best judgment on those matters.

Shareholder Proposals at Future Meetings. The Trust is not required to hold annual or other periodic meetings of shareholders, except as required by the 1940 Act, and does not intend to do so. The next meeting of shareholders will be held at such time as the Trustees of the Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time before the Trust solicits proxies for that meeting, as determined by the Trustees, to be included in the Trust’s proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

PLEASE PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR BY INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, or COMPLETE, DATE, AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[November 4], 2011

Exhibit 1

MassMutual Premier Funds

MML Series Investment Fund II

Nominating and Independent Trustees’ Matters Committee Charter

As Amended November 24, 2009

Introduction

The Board of Trustees (the “Board”) of the MassMutual Premier Funds and MML Series Investment Fund II (collectively, the “Trust”) has adopted this Nominating and Independent Trustees’ Matters Committee Charter (the “Charter”) to govern the activities of its Nominating and Independent Trustees’ Matters Committee (the “Committee”).

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are as follows:

(i)	To identify individuals qualified to become independent[1] members of the Board in the event that a position currently filled by an Independent Trustee is vacated or created;

(ii)	To evaluate the qualifications of Independent Trustee candidates;

(iii)	To nominate the Independent Trustee nominees for election or appointment to the Board;

(iv)	To set any necessary standards or qualifications for service on the Board; and

(v)	To perform such governance responsibilities as set forth herein.

The nomination of interested Trustees shall be the responsibility of the entire Board.

Organization and Governance

(a) Composition. The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than two (2) Trustees. The members of the Committee each shall be an Independent Trustee and shall be appointed by the vote of a majority of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. The Board may designate a member of the Committee as the chairperson of the Committee. A Committee member may resign from the Committee without resigning from the Board.

(b) Meetings. The Committee shall not have regularly scheduled meetings. Committee meetings shall be held as, and when, the Committee, its chairperson (if any) or the Board determines may be necessary or appropriate. The chairperson of the Committee shall preside at each meeting and, in the absence of the chairperson, one of the other members of the Committee shall be designated as the acting chair of the meeting. The chairperson (or acting chair) may direct appropriate members of the Trust’s management to prepare draft agendas and related background information for each Committee meeting.

[1]	For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust.

Exhibit 1-1

(c) Meeting Proceedings. All meetings of the Committee shall be held pursuant to the Trust’s Bylaws, except as provided by law or the following provisions:

(i)	Notice. Notice shall be given as provided for meetings of the full Board.

(ii)	Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the members voting upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

(iii)	Action by Vote. When a quorum is present at any meeting, a majority of Committee members present may take any action properly before the meeting.

(iv)	Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if a majority of the Committee members consent to the action in writing. Such written consents shall be filed with the records of the meetings of the Committee and shall be treated for all purposes as a vote taken at a Committee meeting.

(v)	Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

(vi)	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

(vii)	Reports. Reports of meetings of the Committee, and any recommendations of the Committee, shall be made to the Board at its next regularly scheduled meeting following the Committee meeting.

Identification of Independent Trustee Nominees

(a) Identification of Independent Trustee Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (ii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.

(b) Consideration of Independent Trustee Candidates Recommended by Trust Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders in the same manner as it considers and evaluates candidates recommended by other sources. To be considered properly submitted, shareholder recommendations for Independent Trustee candidates must be submitted in accordance with the requirements of Appendix A.

Qualifications for Independent Trustee Nominees

The Committee requires that all Independent Trustee candidates have a college degree or, in the judgment of the Committee, equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise; and

(v)	an assessment of the candidate’s ability, judgment, expertise, reputation and integrity.

Exhibit 1-2

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Trust’s securities owned by the shareholder and the length of time such shares have been held by the shareholder.

Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs.

Governance Responsibilities

(a) The Committee shall review and make recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer as described more fully below.

(b) The Committee shall monitor the independence of legal counsel for the Independent Trustees.

(c) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

(d) The Committee shall review this Charter periodically and recommend any changes to the full Board.

Compensation Function

The Committee shall evaluate at least once every two years the level and structure of the compensation of the Independent Trustees. The Committee shall also evaluate at least once every year the level and structure of the compensation of the Trust’s Chief Compliance Officer. In fulfilling this role, among the factors the Committee shall consider are industry standards and norms for compensation of investment company trustees and senior compliance officers. The Committee shall consider whether special compensation should be accorded to any Independent Trustee who serves as a committee chair or co-chair, including such position with the Committee. Following its evaluation, the Committee shall convey to the Independent Trustees and the full Board its recommendations regarding compensation. The compensation of the Trust’s Chief Compliance Officer must be approved separately by majority vote of the Independent Trustees and may not be changed without their approval.

Exhibit 1-3

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of the Trust must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i) a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Candidate”);

(B)	the class or series and number of all shares of the Trust owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Trust to make such determination;

(ii) the written and signed consent of the Candidate to be named as a nominee, consenting to: (1) the disclosure, as may be necessary or appropriate, of such Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee, if elected;

(iii) the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series and class of the Trust owned beneficially and of record by the recommending shareholder;

(iv) a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and

(v) such other information as the Committee may require the Candidate to furnish, as the Committee may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee, or to satisfy applicable law.

Exhibit 1-4

Exhibit 2

Declaration of Trust Comparison Chart

	Current Declaration of Trust	Proposed Declaration of Trust
Shareholder Voting Rights	Shareholders of any particular series or class are not entitled to vote on any matters as to which such series or class is not affected, except as otherwise required by the 1940 Act or other applicable law or as otherwise determined by the Trustees. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote will be voted by individual series, unless otherwise required by the 1940 Act or other applicable law or as specifically required under the Declaration of Trust or the Bylaws or as otherwise determined by the Trustees.	Shareholders of any particular series or class are not entitled to vote on any matters as to which such series or class is not affected. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote will, except as otherwise provided in the Declaration of Trust or in the Bylaws, be voted in the aggregate as a single class without regard to series or class of shares, except that (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares will be voted by individual series or class as the Trustees shall determine, and (ii) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes are entitled to vote on the matter.

Trustee Power to Amend Organizational Document	The Trustees have the power to amend the Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the shares contained in the Declaration of Trust for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing series or classes; provided that before adopting any such amendment in clause (i) without shareholder approval the Trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders. Without limiting the generality of the foregoing, the Trustees may, for the above-stated purposes, amend the Declaration of Trust to make certain changes to certain provisions relating to shares.

The Trustees have the power to amend the Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the shares contained in the Declaration of Trust for the purpose of, without limitation, (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing series or classes.

The Trustees may without shareholder vote amend or otherwise supplement the Declaration of Trust, including without limitation by way of an amendment and restatement. Shareholders have the right to vote only (a) to the extent required by applicable law or otherwise required by the Declaration of Trust or the Bylaws as in effect at the time or (b) as the Trustees may otherwise determine.

Exhibit 2-1

	Current Declaration of Trust	Proposed Declaration of Trust
The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the shares entitled to vote, except that amendments of certain provisions relating to shares or having the purpose of changing the name of the Trust or any series or class of shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust shall not require authorization by shareholder vote.

Trustee Liability

The Declaration of Trust states that Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. In addition, trustees are not personally liable for any neglect or wrongdoing of any officer, agent, employee, Manager or principal underwriter of the Trust, or for any act or omission of any other Trustee.

The bylaws state the following:

“For purposes of (1) any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and (2) indemnification of a Trustee pursuant to Article VIII, Section 1 of the Declaration of Trust, the conduct of the Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a Trustee is an “audit committee financial expert” nor the knowledge, experience or other qualifications underlying such a determination shall result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge,

The Proposed Declaration of Trust retains the same language as the Current Declaration and adds the following language:

“For purposes of (a) any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and (b) indemnification of a Trustee pursuant to Article VIII of this Declaration of Trust, the conduct of the Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, the appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such an appointment, designation or identification or of such knowledge, experience or qualification, nor shall such an appointment, designation or identification or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such an appointment,

Exhibit 2-2

	Current Declaration of Trust	Proposed Declaration of Trust
	experience or other qualification impose any duties, obligations or liabilities that are greater than would apply in the absence of such a determination or such knowledge, experience or qualification.”	designation or identification or such knowledge, experience or qualification.”

Trustee Indemnification

The Trust indemnifies each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”)) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust, provided, however, that either (a) such Covered Person shall

The Trust indemnifies every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification

Exhibit 2-3

Current Declaration of Trust	Proposed Declaration of Trust

have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in of such expenses is not authorized under the Declaration of Trust, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the

Exhibit 2-4

Current Declaration of Trust	Proposed Declaration of Trust
the conduct of his or her office. Any such approval shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

For purposes of the determination or opinion to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the

Exhibit 2-5

Current Declaration of Trust	Proposed Declaration of Trust

person had reasonable cause to believe that the person’s conduct was lawful.

The right of indemnification provided by the Declaration of Trust shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.

Exhibit 2-6

Exhibit 3

Form of Declaration of Trust

FORM OF

SECOND AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

MML SERIES INVESTMENT FUND II

TABLE OF CONTENTS

ARTICLE I Name and Definitions	1
Section 1. Name	1
Section 2. Definitions	1
ARTICLE II Purpose of Trust	2
ARTICLE III Shares	2
Section 1. Division of Beneficial Interest	2
Section 2. Ownership of Shares	2
Section 3. Investments in the Trust	3
Section 4. Status of Shares and Limitation of Personal Liability	3
Section 5. Power of Trustees to Change Provisions Relating to Shares	3
Section 6. Establishment and Designation of Series and Classes	~~5~~4
Section 7. Indemnification of Shareholders	~~7~~6
Section 8. No Preemptive Rights	~~7~~6
Section 9. Derivative Claims	~~7~~6
ARTICLE IV The Trustees	~~8~~7
Section 1. Election and Tenure	~~8~~7
Section 2. Effect of Death, Resignation, Etc. of a Trustee	~~8~~7
Section 3. Powers	~~8~~7
Section 4. Payment of Expenses by the Trust	~~10~~9
Section 5. Payment of Expenses by Shareholders	~~10~~9
Section 6. Ownership of Assets of the Trust	~~11~~9
Section 7. Advisory, Management and Distribution Contracts	~~11~~9
ARTICLE V Shareholders’ Voting Powers and Meetings	~~12~~10
Section 1. Voting Powers	~~12~~10
Section 2. Voting Power and Meetings	~~12~~10
Section 3. Quorum and Required Vote	~~12~~10
Section 4. Action by Written Consent	~~13~~11
Section 5. Record Dates	~~13~~11
Section 6. Additional Provisions	~~13~~11
ARTICLE VI Net Income, Distributions, and Redemptions and Repurchases	~~13~~11
Section 1. Distributions of Net Income	~~13~~11
Section 2. Redemptions and Repurchases	~~14~~12
Section 3. Redemptions at the Option of the Trust	~~15~~12
ARTICLE VII Compensation and Limitation of Liability of Trustees	~~15~~13
Section 1. Compensation	~~15~~13
Section 2. Limitation of Liability	~~15~~13
ARTICLE VIII Indemnification	~~15~~13
Section 1. Trustees, Officers, Etc	~~15~~13
Section 2. Compromise Payment	~~16~~13
Section 3. Rebuttable Presumption	~~17~~14

Exhibit 3-a

Section 4. Indemnification Not Exclusive	~~17~~14
Section ~~4.~~5. No Presumption	~~18~~14
Section 6. Shareholders	~~17~~14

ARTICLE IX Miscellaneous	~~17~~14
Section 1. Trustees, Shareholders, Etc. Not Personally Liable; Notice	~~17~~14
Section 2. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety	~~18~~15
Section 3. Liability of Third Persons Dealing with Trustees	~~18~~15
Section 4. Termination of Trust or Series or Class	~~18~~15
Section 5. Merger, Consolidation or Transfer	~~18~~16
Section 6. Filing of Copies, References, Headings	~~19~~16
Section 7. Applicable Law	~~19~~16
Section 8. Amendments	~~19~~16

Exhibit 3-b

SECOND AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

MML SERIES INVESTMENT FUND II

THIS SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made in Springfield, Massachusetts this ~~28th~~            day of ~~February, 2005~~            , 2011 by the ~~Trustee~~Trustees hereunder and the holders of shares of beneficial interest issued and to be issued hereunder as hereinafter provided, ~~amending and restating the~~amends and restates the first Amended and Restated Agreement and Declaration of Trust made in Springfield, Massachusetts the ~~8~~28th day of February, ~~2005:~~2005.

WHEREAS, pursuant to Article IX, Section 8 of the first Amended and Restated Agreement and Declaration of Trust, the ~~Trustee~~Trustees of the Trust ~~has~~have determined that the first Amended and Restated Agreement and Declaration of Trust should be amended and restated in its entirety as hereinafter set forth~~.~~; and

~~NOW, THEREFORE,~~WHEREAS, the shareholders of the Trust have approved this Second Amended and Restated Agreement and Declaration of Trust ~~shall take effect as of the time of execution by the Trustee of the Trust and shall be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of every city or town where such trust has a usual place of business.~~ as provided in Article IX, Section 8 of the first Amended and Restated Agreement and Declaration of Trust; and

~~WITNESSETH that~~

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the ~~Trustee has~~Trustees have agreed to manage all property coming into ~~his~~their hands as ~~trustee~~trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth~~.~~;

NOW, THEREFORE, the ~~Trustee~~Trustees hereby ~~declares~~declare that ~~he~~they will hold all cash, securities and other assets, which ~~he~~they may from time to time acquire in any manner as ~~Trustee~~Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the ~~pro rata~~ benefit of the holders from time to time of shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Section 1. Name. This Trust shall be known as “MML Series Investment Fund II”, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided,

(a) “Trust” refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

(b) “Trustees” refers to the ~~Trustee~~Trustees of the Trust ~~named in Article IV hereof or anyTrustees elected in accordance with such Article;~~at this date and the persons serving in such office from time to time in the future;

(c) “Shares” means the equal proportionate units ~~of interest~~ into which the beneficial interest in the Trust or in the Trust property belonging to any Series of the Trust (or in the property belonging to any Series allocable to any Class of that Series) (as the context may require) shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) “1940 Act” refers to the Investment Company Act of 1940 and the ~~Rules~~rules and ~~Regulations~~regulations thereunder, all as amended from time to time;

Exhibit 3-1

(f) The terms “Commission” and “principal underwriter” shall have the meanings given them in the 1940 Act;

(g) “Declaration of Trust” and “this Declaration” shall mean this Second Amended and Restated Agreement and Declaration of Trust, as further amended or restated from time to time;

(h) “Bylaws” shall mean the Bylaws of the Trust as amended from time to time;

(i) “Series Company” refers to the form of registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

(j) “Series” refers to the Series of Shares established and designated under or in accordance with the provisions of Article III; and

(k) “Class” refers to any ~~Class~~class of Shares of a Series established and designated under or in accordance with the provisions of Article III. The Shares of a Class shall represent a subset of Shares of a Series, and the Shares of each Class, together with the Shares of all other Classes of the same Series, shall constitute all Shares of that Series.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities (including options), debt instruments, money market instruments, commodities, commodity contracts and options thereon.

ARTICLE III

Shares

Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, without par value. Subject to the provisions of Section 6 of this Article III, each Share shall have the voting rights as provided in Article V hereof, and holders of the Shares of any Series or Class shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article VI, Section 1 hereof. No Share shall have any priority or preference over any other Share of the same Series and Class with respect to dividends or distributions upon termination of the Trust or of such Series or Class made pursuant to Article IX, Section 4 hereof. Unless the Trustees have authorized the issuance of Shares of a Series in two or more Classes, all dividends and distributions shall be made ratably among all Shareholders of a particular Series from the assets belonging to such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be. The Trustees may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate beneficial interest of the Shares of that Series or Class in the assets belonging to that Series (or allocable to the Shares of that Class) or in any way affecting the rights of Shares of any other Series or Class.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and Class. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series and Class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and Class and as to the number of Shares of each Series and Class held from time to time by each Shareholder.

Exhibit 3-2

Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they from time to time authorize.

Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners of each other. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholders, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 5. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust for the purpose of, without limitation, (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing Series or Classes in addition to the Series or Classes established in Section 6 of this Article III~~; provided that before adopting any such amendment in clause (i) without Shareholder approval the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders~~. The establishment and designation of any Series of Shares in addition to the Series established and designated in Section 6 of this Article III shall be effective upon ~~either the execution by a majority of the then Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, or~~ the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such Series and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such resolution. The establishment and designation of any Class of Shares in addition to the Classes established and designated in Section 6 of this Article III shall be effective upon ~~either the execution by a majority of the then Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, or~~ the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such Class and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such ~~amendment or~~ resolution.

Without limiting the generality of the foregoing, the Trustees may, without the approval of Shareholders~~, for the above-stated purposes, amend the Declaration of Trust to~~:

(a) create one or more Series or Classes of Shares (with respect to or in addition to any Series or Classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine, and reclassify any or all outstanding Shares as shares of particular Series or Classes in accordance with such eligibility requirements;

(b) amend any of the provisions set forth in paragraphs (a) through (j) of Section 6 of this Article III;

(c) combine one or more Series or Classes of Shares into a single Series or Class on such terms and conditions as the Trustees shall determine;

Exhibit 3-3

(d) change or eliminate any eligibility requirements for investment in Shares of any Series or Class, including without limitation the power to provide for the issue of Shares of any Series or Class in connection with any consolidation, merger or transfer of assets of the Trust or a Series as set forth in Article IX, Section 5;

(e) change the designation of any Series or Class of Shares;

(f) change the method of allocating dividends among the various Series and Classes of Shares;

(g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series or Classes of Shares;

(h) specifically allocate assets to any or all Series or Classes of Shares or create one or more additional Series or Classes of Shares which are preferred over all other Series or Classes of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or Classes; and

(i) divide one or more Series of Shares into one or more Classes on such terms and conditions as the Trustees may determine.

Section 6. Establishment and Designation of Series and Classes. Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or Classes or to modify the rights and preferences of any Series or Classes, the ~~“MML Money Market Fund”, the “MML Inflation-Protected Bond Fund”, the “MML Managed Bond Fund”, the “MML Blend Fund”, the “MML Equity Fund”, the “MML Enhanced IndexCore Equity Fund”, the “MML Small Cap Equity Fund” and the “MML Small Company Opportunities Fund” shall be, and hereby are,~~following Series and Classes have been and are established and designated as ~~separate Series~~ of the ~~Trust.~~date of this amendment and restatement:

[To be updated based on outstanding series and classes as of the date of signing]

Shares of each Series established in this Section 6 shall have the following rights and preferences relative to Shares of each other Series together with such other rights and preferences relative to such other Series as are set forth in any resolution of the Trustees establishing and designating such Series of Shares, and Shares of each Class of a Series divided into two or more Classes shall have such rights and preferences relative to other Classes of the same Series as are set forth below, together with such other rights and preferences relative to such other Classes as are set forth in any resolution of the Trustees establishing and designating such Class of Shares:

(a) Assets Belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets belonging to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series established and designated from time to time, in such manner and on such basis as they, in their sole discretion, deem fair

Exhibit 3-4

and equitable, and any General Asset so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) Liabilities Belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

The assets belonging to each particular Series shall be charged solely with the liabilities of the Trust in respect to that Series, expenses, costs, charges and reserves attributable to that Series, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series but which are allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in a manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities belonging to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(c) Apportionment of Assets etc. in Case of Series with Multiple Classes. In the case of any Series whose Shares are issued in two or more Classes, to the extent necessary or appropriate to give effect to the relative rights and preferences of any Classes of Shares of such Series, (i) any assets, income, earnings, profits, proceeds, liabilities, expenses, charges, costs, and reserves belonging or attributable to that Series may be allocated or attributed to a particular Class of Shares of that Series or apportioned among two or more Classes of such Series; and (ii) Shares of any Class of such Series may have priority or preference over Shares of other Classes of such Series with respect to dividends or distributions upon termination of the Trust or of such Series of Class or otherwise, provided that no Share shall have any priority or preference over any other Shares of the same Class and that all dividends and distributions to Shareholders of a particular Class shall be made ratably among all Shareholders of such Class according to the number of Shares of such Class held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be.

(d) Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration, including, without limitation, Article VI, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series) with respect to, nor any redemption or repurchase of, the Shares of any Series shall be effected by the Trust other than from the assets belonging to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets belonging to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series.

(~~d~~e) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article V, the Shareholders of any particular Series or Class shall not be entitled to vote on any matters as to which such Series or Class is not affected~~, except as otherwise required by the 1940 Act or other applicable law or as otherwise determined by the Trustees~~. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall ~~be voted by individual Series, unless~~, except as otherwise ~~required by the 1940 Act or other applicable law or as specifically required under~~provided in this Declaration or in the Bylaws ~~or as otherwise determined by the Trustees~~, be voted in the aggregate as a single class without regard to Series or Class of Shares, except that (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class as the Trustees shall determine, and (ii) when the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

(~~e) Equality.~~ f) Equality. Except to the extent necessary or appropriate to give effect to the relative rights and preferences of any Classes of Shares of a Series, all the Shares of each particular Series shall represent an equal proportionate interest in the assets and liabilities belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series. All the Shares of each particular Class of Shares of a Series shall represent an equal proportionate interest in the

Exhibit 3-5

assets ~~and liabilities~~ belonging to that ~~Series allocable to that Class and all Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series~~Class (subject to the liabilities belonging to that ~~Series~~Class), and each Share of any particular ~~Series~~Class shall be equal to each other Share of that ~~Series~~Class.

(~~f~~g) Fractions. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(~~g~~h) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes of Shares in accordance with such requirements and procedures as may be established by the Trustees.

(~~h~~i) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, as applicable, unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more Series (or the assets allocable to any two or more Classes) into assets and liabilities belonging (or allocable) to a single Series or Class on such terms and conditions as the Trustees shall determine or consolidate, merge or transfer assets of the Trust or any Series as set forth in Article IX, Section 5.

(~~i~~j) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may abolish and rescind the establishment and designation of that Series, ~~either by amending this Declaration of Trust in the manner provided in Section 5 of this Article III for the establishment and designation of Series (if such Series was established and designated by an amendment to this Declaration of Trust), or~~ by vote or written consent of a majority of the then Trustees ~~(if such Series was established and designated by Trustee vote or written consent)~~. At any time that there are no Shares outstanding of any particular Class previously established and designated of a Series, the Trustees may abolish that Class and rescind the establishment and designation thereof, ~~either by amending this Declaration of Trust in the manner provided in Section 5 of this Article III for the establishment and designation of Classes (if such Class was established and designated by an amendment to this Declaration of Trust), or~~ by vote or written consent of a majority of the then Trustees ~~(if such Class was established and designated by Trustee vote or written consent).(j) Assets and Liabilities Allocable to a Class. The assets and liabilities belonging to a Series shall be fully allocated among all the Classes of that Series according to the percentage of net assets allocated to each particular Class. For purposes of determining the assets and liabilities belonging to a Series which are allocable to a Class of that Series, subject to the provisions of paragraph (g) of Section 5 of this Article III, the provisions of paragraphs (a) and (b) of this Section 6 shall apply, mutatis mutandis, as if each Class were a Series~~.

Section 7. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or Class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series ~~(or attributable to the Class)~~ of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Section 8. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section 9. Derivative Claims. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of this Trust or any Series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the

Exhibit 3-6

plaintiff makes a specific showing that irreparable injury to the Trust or Series would otherwise result. Such demand shall be mailed to the Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or Series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or a Series shall be subject to the right of the Shareholders under Article V, Section 1 hereof to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

ARTICLE IV

The Trustees

Section 1. Election and Tenure. The ~~initial Trustee shall be Kevin M. McClintock.~~ Trustees may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, ~~until the next meeting of Shareholders called for the purpose of electing Trustees and~~ until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law~~, including paragraphs (a) and (b) of Section 16 of the 1940 Act~~.

Section 2. Effect of Death, Resignation, Etc. of a Trustee. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities or investment transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); they may remove Trustees from their number with or without cause; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; they may retain a transfer agent or a shareholder servicing agent, or both; they may provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; they may set record dates for the determination of Shareholders with respect to various matters; and in general they may delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Exhibit 3-7

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

(e) To hold any security or other property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security or other investment which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security or other property held in the Trust;

(g) To join with other security holders or investors in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security or other investment to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or other investment (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j) To borrow funds or other property;

(k) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability; ~~and~~

(m) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts

Exhibit 3-8

and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(n) To enter into forward commitments, futures contracts and swap contracts and to buy and sell options on futures contracts or swap contracts and to buy, sell, and /or to enter into transactions with respect to any other securities or derivative instruments~~.~~; and

(o) To engage in any other lawful act or activity in which corporations organized under the Massachusetts Business Corporation Act may engage.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including but not limited to, the ~~Trustee~~Trustees’~~s~~ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or manager, administrator, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 6. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

Section 7. Advisory, Management and Distribution Contracts. Subject to such requirements and restrictions as may be set forth in the Bylaws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series with Massachusetts Mutual Life Insurance Company or any other partnership, corporation, trust, association or other organization (the “Manager”); and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other partnership, corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor, principal underwriter or placement agent for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, administrator, adviser, principal underwriter, placement agent, distributor or affiliate or agent of or for any partnership, corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal

Exhibit 3-9

underwriter’s or distributor’s contract, or placement agreement, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any partnership, corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or placement agreement, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

Shareholders’ Voting Powers and Meetings

Section 1. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8, (iii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iv) with respect to the termination of the Trust or any Series or Class to the extent and as provided in Article IX, Section 4, and (v) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or Class are outstanding the Trustees may exercise all rights of Shareholders of that Series or Class with respect to matters affecting that Series or Class and may with respect to that Series or Class take any action required by law, this Declaration of Trust or the Bylaws to be taken by the Shareholders thereof.

Section 2. Voting Power and Meetings. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder’s address as it appears on the records of the Trust or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Section 3. Quorum and Required Vote. Except when a larger quorum is required by law, by the Bylaws or by this Declaration of Trust, 10% of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more Series or Classes is to vote as a single class separate from any other

Exhibit 3-10

Shares ~~which are to vote on the same matters as a separate class or classes~~, 10% of the Shares of ~~each~~ such ~~class entitled to vote~~Class shall constitute a quorum at a ~~Shareholder’s~~Shareholders’ meeting of that ~~class~~Class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or by law~~. If any question on which the Shareholders are entitled to vote would adversely affect the rights of any Series or Class of Shares~~, or when the Trustees determine in their discretion to require a larger vote. In any case where Shares of one or more Series or Classes are voted separately, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares ~~of such Series or Class which are entitled to vote, voting separately,~~voted shall be required to decide such question.

Section 4. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the Bylaws) ~~and/or holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or Class entitled to vote separately on the matter~~ consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 5. Record Dates. For the purpose of determining the Shareholders of any Series or Class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time as the record date for determining the Shareholders of such Series or Class having the right to notice of and to vote at such a meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of Shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or Class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series or Class having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series or ~~Class~~Classes for all or any part of the period between a record date and a meeting of ~~shareholders~~Shareholders or the payment of a distribution. Nothing in this section shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 6. Additional Provisions. The Bylaws may include further provisions for Shareholders’ votes and meetings and related matters.

ARTICLE VI

Net Income, Distributions, and Redemptions and Repurchases

Section 1. Distributions of Net Income. The Trustees shall each year, or more frequently if they so determine in their sole discretion, distribute to the Shareholders of each Series or Class, in ~~shares~~Shares of that Series or Class, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such Series or Class and may from time to time distribute to the Shareholders of each Series or Class, in shares of that Series or Class, cash or otherwise, such additional amounts, but only from the assets belonging to such Series (or allocable to such Class), as they may authorize. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust at the date and time of record established for that payment of such dividend or distributions.

The manner of determining net income, income, asset values, capital gains, expenses, liabilities and reserves of any Series or Class may from time to time be altered as necessary or desirable in the judgment of the Trustees

Exhibit 3-11

to conform such manner of determination to any other method prescribed or permitted by applicable law. Net income shall be determined by the Trustees or by such person as they may authorize at the times and in the manner provided in the Bylaws. Determinations of net income of any Series or Class and determination of income, asset values, capital gains, expenses, and liabilities made by the Trustees, or by such person as they may authorize, in good faith, shall be binding on all parties concerned. The foregoing sentence shall not be construed to protect any Trustee, officer or agent of the Trust against any liability to the Trust or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

If, for any reason, the net income of any Series or Class determined at any time is a negative amount, in the discretion of the Trustees the pro rata share of such negative amount allocable to each Shareholder of such Series or Class may constitute a liability of such Shareholder to that Series or Class which shall be paid out of such Shareholder’s account at such times and in such manner as the Trustees may from time to time determine (x) out of the accrued dividend account of such Shareholder, (y) by reducing the number of Shares of that Series or Class in the account of such Shareholder, or (z) otherwise.

Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as determined in accordance with the ~~Bylaws, the 1940 Act and the rules of the Commission. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made or in accordance with such other procedures, consistent with the 1940 Act and the rules of the Commission, as the Trustees may from time to time authorize. The obligation set forth in this Section 2 is subject to the provision that in the event that at any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets belonging to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees.~~ policies and procedures that may be adopted from time to time by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interests of the remaining Shareholders of the Series or Class the Shares of which are being redeemed. ~~In making any such payment wholly or partly in kind, the Trust shall, so far as may be practicable, deliver assets which approximate the diversification of all of the assets belonging at the time to the Series (or allocable to the Class) the Shares of which are being redeemed. Subject to the foregoing, the~~The fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities selected for delivery as all or part of any payment in kind.

Section 3. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as described in Section 2 of this Article VI: (i) if at such time such Shareholder owns Shares of any Series or Class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding Shares of the Trust or of any Series or Class.

Exhibit 3-12

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment of compensation for the same by the Trust.

Section 2. Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII

Indemnification

Section 1. Trustees, Officers, Etc. The Trust shall indemnify ~~each of its Trustees and officers~~every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil ~~or~~, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such

Exhibit 3-13

indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Rebuttable Presumption. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (a) or (b) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 4. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person~~; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act~~.

Section 5. No Presumption. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

Section ~~4.~~6. Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular Series of Shares of which he or she is or was a Shareholder.

ARTICLE IX

Miscellaneous

Section 1. Trustees, Shareholders, Etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or to

Exhibit 3-14

the assets of that particular Series for payment under such credit, contract or claim; and neither Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers or Shareholders or any other person individually.

Section 2. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

For purposes of (a) any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and (b) indemnification of a Trustee pursuant to Article VIII of this Declaration of Trust, the conduct of the Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, the appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such an appointment, designation or identification or of such knowledge, experience or qualification, nor shall such an appointment, designation or identification or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such an appointment, designation or identification or such knowledge, experience or qualification.

Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 4. Termination of Trust or Series or Class. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 50% of the Shares of each Series entitled to vote and voting separately by Series or by the Trustees by written notice to the Shareholders. Any Series or Class may be terminated at any time by vote of at least 50% of the Shares of that Series or Class or by the Trustees by written notice to the Shareholders of that Series or Class.

Upon termination of the Trust (or any Series or Class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each Series (or the applicable

Exhibit 3-15

Series or attributable to the particular Class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular Class, as the case may be), to distributable form in cash or shares or other securities or other property, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular Class, as the case may be) to the Shareholders of that Series (or Class as the case may be), as a Series (or Class as the case may be), ratably according to the number of Shares of that Series (or Class as the case may be) held by the several Shareholders on the date of termination.

Section 5. Merger, Consolidation or Transfer. The Trust, or any one or more Series or Classes of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, or Classes (including any Series or Classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, series, Class, sub-trust, partnership, limited liability company, association or corporation under the laws of any state under the laws of which any one of the constituent entities is organized or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, or Classes (including any Series or Classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, series, or classes (including any Series or Classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Series or Class, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the then Trustees without the approval of Shareholders of the Trust or relevant Series or Class.

Section 6. Filing of Copies, References, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like “herein”, “hereof’ and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 7. Applicable Law. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 8. Amendments. ~~This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the Shares entitled to vote, except that amendments described in Article III, Section 5 or Article III, Section 6 hereof or having the purpose of changing the name of the Trust or of any Series or Class of Shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.~~The Trustees may without shareholder vote amend or otherwise supplement this Declaration of Trust, including without limitation by way of an amendment and

Exhibit 3-16

restatement. Shareholders shall have the right to vote only (a) to the extent required by applicable law or otherwise required by this Declaration of Trust or the Bylaws as in effect at the time or (b) as the Trustees may otherwise determine.

IN WITNESS WHEREOF, ~~the initial Trustee as aforesaid does hereto set his hand this~~this Second Amended and Restated Agreement and Declaration of Trust is hereby adopted by the Trustees as of this [            ] day of [            ], 201[1].

[Signature block follows]

Exhibit 3-17

Exhibit 4

FORM OF

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

for MML [            ] Fund

This Amended and Restated INVESTMENT MANAGEMENT AGREEMENT (the “Management Agreement”), dated as of [date], is between Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts ~~corporation~~ (the “Manager”), and MML Series Investment Fund II, a Massachusetts business trust (the “Trust”), ~~effective this             day of             , 200[]~~ on behalf of its series MML             Fund (the “Fund”).

WHEREAS, the Trust is an open-end ~~diversified~~ management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”)~~;WHEREAS, MML             Fund (the “Fund”) is a series of the Trust~~;

WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”)~~,~~; and

WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

WHEREAS, the Trust and the Manager wish to amend and restate the Investment Management Agreement between them originally dated [date];

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.    General Provision.

The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth~~. The Manager shall, in all matters, give to the Fund and the Trust’s Board of Trustees the benefit of the Manager’s best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to~~, in each case in accordance with:

(a) the provisions of the 1940 Act, the Advisers Act and any rules or regulations thereunder;

(b) any other applicable provisions of state or federal law;

(c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the “Trust Documents”);

(d) policies and determinations of the Board of Trustees of the Trust;

(e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund’s shareholders; and/or

(f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

Exhibit 4-1

The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund~~, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market~~.

2.    Duties of the Manager.

(a) The Manager shall, subject to the direction and control ~~by~~of the Trust’s Board of Trustees (i) ~~regularly provide investment advice and recommendations to the Fund, with respect to the Fund’s investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the~~(except to the extent an investment subadviser (each, a “Subadviser”), as defined below, has been retained in respect of some or all of the assets of the Fund) furnish continuously an investment program for the Fund and make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities ~~and other investments held in the portfolio of the Fund~~; and (~~iv~~ii) provide reports on the foregoing to the Board of Trustees at each Board meeting.

(b) ~~Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.~~ In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 9 below, the Manager shall take the following actions in respect of the performance by the Subadviser of its obligations in respect of the Fund:

-	perform periodic detailed analysis and review of the performance by the Subadviser of its obligations to the Fund, including without limitation a review of the Subadviser’s investment performance in respect of the Fund and in respect of other accounts managed by the Subadviser with similar investment strategies;
-	prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board of Trustees may reasonably request;
-	review and consider any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and make appropriate reports to the Board of Trustees;
-	review and consider any changes in the ownership or senior management of the Subadviser and make appropriate reports to the Board of Trustees;
-	perform periodic in-person or telephonic diligence meetings with representatives of the Subadviser;
-	assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the subadvisory agreement with the Subadviser and annual consideration of the agreement thereafter;
-	at the request of the Board of Trustees, prepare recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser;
-	at the request of the Board of Trustees, identify potential successors to or replacements of any Subadviser or potential additional Subadvisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Subadviser;
-	designate and compensate from its own resources such personnel as the Manager may consider necessary or appropriate to the performance of its services hereunder; and
-	perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Management Agreement, the applicable subadvisory agreement, and applicable law.

Exhibit 4-2

The Manager shall perform the obligations hereunder relating generally to the investment program of the Fund that have not been delegated to any Subadviser.

~~(c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.~~ (c) In addition, the Manager shall provide advice and recommendations to the Board of Trustees, and perform such review and oversight functions as the Board of Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

(d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or ~~sub-adviser~~subadviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of ~~their respective~~its directors, officers, members, stockholders, or employees from buying, selling, or trading any securities for its or their own ~~account~~accounts or for the account of others for whom it or they may be acting~~, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement~~.

(e) The Manager ~~shall cooperate with the Trust by providing the Trust with any information in the Manager’s possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.~~shall, at its own expense, provide employees of the Manager to serve as officers of the Trust as the Board of Trustees may request. The Manager and the Board of Trustees may from time to time agree that the expense of certain officers of the Trust who may also be employees of the Manager, including without limitation the Chief Compliance Officer of the Trust and any Assistant Chief Compliance Officers, will be borne in part by the Trust and in part by the Manager or entirely by the Trust.

(f) The Manager shall not be obligated to pay any expenses of or for the Trust or the Fund not expressly assumed by the Manager pursuant to this Management Agreement.

3.    Duties of the Trust.

The Trust shall provide the Manager with the following information about the Fund:

(a) cash flow estimates on request;

(b) notice of the Fund’s “investable funds” by 9:00 a.m. each business day; and

(c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e), and (f) of Section 1 hereof, above.

4.    Compensation of the Manager.

The Trust agrees to pay the Manager and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate of [varies by Fund] of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month. The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a

Exhibit 4-3

national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust and any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

5.    Portfolio Transactions and Brokerage.

(a) The Manager is authorized, in arranging the purchase and sale of the Fund’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker- dealers”), including ~~“affiliated”~~broker-dealers that are affiliated persons of the Fund or the Manager, as that term is defined in the 1940 Act, as may, in its best judgment, implement the policy of the Fund to obtain~~, at reasonable expense,~~ the best execution ~~(prompt and reliable execution at the most favorable security price obtainable)~~ of the Fund’s portfolio transactions.

(b) The Manager may effect the purchase and sale of securities ~~(which are otherwise publicly traded)~~ in private transactions on such terms and conditions as are customary in such transactions, may use a broker ~~in such~~ to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

(c) The Manager shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency, or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Management Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(d) In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 9 below, the Manager shall report periodically to the Board of Trustees as to the brokerage activities of the Subadviser in respect of the Fund, at such times and in such format as the Board of Trustees may reasonably specify.

6.     Duration.

Unless terminated earlier pursuant to Section 7 hereof, this Management Agreement ~~shall remain in effect until two years from the date first above written. Thereafter it~~ shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees~~, including the vote of the~~ or by the holders of a majority of the outstanding voting securities of the Fund, and in either case by a majority of the Trustees of the Trust who are not parties to this Management Agreement or ~~“~~interested persons~~” (as defined in the Act)~~ of any such party cast in person at a meeting called for the purpose of voting on such approval~~, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund~~.

Exhibit 4-4

7.    Termination and Amendment.

This Management Agreement shall terminate automatically upon its assignment ~~or in the event upon the termination of the Advisory Management Agreement~~; it may also be terminated without penalty: (i) at any time for cause or ~~with the consent~~by agreement of the parties ~~and the Trust by the Trust or the Manager at any time without penalty~~or (ii) by either party upon sixty days’ written notice to the other party ~~and the Trust; or (ii) by the Trust at any time without penalty upon sixty days’ written notice to the Trust and the Manager provided that such termination by~~.

This Management Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the ~~Trust~~part of the Fund shall ~~be directed or~~have been approved by ~~a~~the vote of ~~a~~the majority ~~of all~~ of the Trustees of the Trust ~~then in office or by the vote of~~who are not parties to this Management Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and by the holders of a ~~“~~majority~~”~~ of the outstanding voting securities of the Fund ~~(as defined in the Act)~~, if such approval is required by the 1940 Act or the rules and regulations thereunder.

8.    ~~Investment Sub-Advisory Contracts.~~ Standard of Care; Limitation of Liability; Reliance; etc.

(a) Standard of Care.    Notwithstanding any other provisions of this Management Agreement, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors, and partners, shall not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

(b) Legal Advice.    On issues that are legal in nature, the Manager will be entitled to receive and act upon the advice of legal counsel of its own selection, which can be counsel for the Trust, and will be without liability for any action taken or thing done or omitted to be done in accordance with this Management Agreement in good faith conformity with such advice.

(c) Good Faith Reliance.    The Manager will be protected and not be liable, and will be indemnified and held harmless, for any action reasonably taken or omitted to be taken by it in its capacity as investment adviser in reasonable reliance upon any document, certificate, or instrument which it reasonably believes to be genuine and to be signed or presented by the proper person or persons.

(d) Damages.    Notwithstanding anything in this Management Agreement to the contrary, in no event shall the Manager or the Trust be liable to the other, or to any third party, for special, punitive or consequential damages arising, directly or indirectly from this Management Agreement, even if said party has been advised by the other party of the possibility of such damages.

(e) Acts of God.    In the event either party is unable to perform its obligations under the terms of this Management Agreement, despite having taken commercially reasonable precautions, because of acts of God, interruption of electrical power or other utilities, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable to the other for any damages resulting from such failure to perform or otherwise from such causes. The Manager and the Trust shall notify each other as soon as reasonably possible following the occurrence of an event described in this subsection.

9.     Investment Subadvisory Contracts.

(a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion, ~~(~~subject ~~only~~ to approval by the Trust’s Board of Trustees and, if ~~necessary~~required by applicable law, the Trust’s shareholders~~)~~, select and contract with ~~an investment sub-adviser~~

Exhibit 4-5

~~(the “Sub-Adviser”) for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to an Investment Sub-Advisory Agreement in substantially the form presented hereto (the “Sub-Adviser Agreement”) and will be obligated to: (1) Furnish~~one or more Subadvisers for the Fund with respect to all or a portion of the Fund’s assets. If the Manager retains a Subadviser hereunder, then unless otherwise provided in the applicable subadvisory agreement, the Subadviser (and not the Manager) shall have the obligation (as to the portion of the Fund’s assets for which it acts as subadviser) of furnishing continuously an investment program ~~as to those assets of the Trust~~ and determining which securities will be purchased or sold for the Fund ~~as allocated by the Manager;(2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and (3) Place~~, and what portion may be held uninvested, and placing all orders for the purchase and sale of ~~investments of the Fund~~portfolio securities for the Fund and selecting broker-dealers in connection therewith.

(b) The Manager will be responsible for payment of all compensation to any ~~Sub-Adviser~~Subadviser and other persons and entities to which Manager delegates any duties hereunder.

(c) The Manager’s obligations to a Fund in respect of the performance by any Subadviser of its obligations in respect of the Fund shall be only those obligations set out in Section 2(b) of this Management Agreement and the applicable subadvisory agreement. Without limiting the generality of the foregoing, the Manager shall have no liability to the Fund or any of its shareholders or to any other person for the failure or refusal of any Subadviser to perform its obligations in respect of the Fund, including without limitation any mistake or error of judgment on the part of the Subadviser or any employee or agent of the Subadviser or any failure by the Subadviser to comply with applicable law, the applicable subadvisory agreement, any investment objective or policies of the Fund, or any instructions from the Board of Trustees or the Manager.

~~9.~~10.     Disclaimer of Shareholder Liability.

~~The Trust and the Manager understand~~A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Management Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of ~~the Trust under~~ this Management Agreement are not binding upon any ~~Trustee or shareholder of the Trust personally, but bind~~of the Trustees or shareholders individually but are binding only upon the ~~Trust~~assets and ~~the Trust’s~~ property of the Fund. ~~The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.~~

~~10.~~11.    Notice.

Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party~~, with a copy to the Trust,~~ at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to the Manager:	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111 Attention: Eric Wietsma Senior Vice President

If to the Trust:	MML Series Investment Fund II 1295 State Street Springfield, MA 01111 Attention: Andrew M. Goldberg Vice President, Clerk and Chief Legal Officer

Exhibit 4-6

12.    Use of Name by the Trust.

The Trust and the Fund recognize the Manager’s ownership and control of the initials “MML” and agree that their right to use such initials is non-exclusive and can be terminated by the Manager at any time. The right of the Trust and the Fund to use of such initials will automatically be terminated if at any time none of the Manager or any subsidiary or affiliate of the Manager is investment manager for the Fund, and the Trust and the Fund agree to cease the use of such initials at and after such time.

13.    Governing Law.

This Management Agreement and all performance hereunder will be governed by the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws.

14.    Defined Terms.

For the purposes of this Management Agreement, the terms “affiliated person,” “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have their respective meanings defined in the 1940 Act, subject, however, to such rules, exemptions, and interpretations as may be adopted, granted, or published by the Commission from time to time.

IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.

[Signature block follows]

Exhibit 4-7

Exhibit 5

FORM OF

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

MML [            ] Fund

This Amended and Restated INVESTMENT MANAGEMENT AGREEMENT (the “Management Agreement”), dated             ~~, 200[] by and between MML Series Investment Fund II (the “Trust”) on behalf of [MML             Fund] (the “Fund”) and~~as of [date], is between Massachusetts Mutual Life Insurance Company ~~(the “Adviser”~~, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (the “Manager”), and MML Series Investment Fund II, a Massachusetts business trust (the “Trust”), on behalf of its series MML             Fund (the “Fund”).

WHEREAS, the Trust is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust, on behalf of the Fund, and the ~~Adviser~~Manager wish to enter into an investment management agreement whereby the ~~Adviser~~Manager will (1) perform certain investment management services for the Fund, (2) perform administrative functions relating to the Fund, and (3) assume certain expenses of the Fund;

WHEREAS, the Trust and the Manager wish to amend and restate the Investment Management Agreement between them originally dated [date];

NOW~~,~~ THEREFORE, in consideration of the ~~covenants and mutual promises of the parties made to each other, it is hereby covenanted and agreed~~premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1. ~~Investment Management Services to be Rendered to the Fund. The Fund hereby engages the Adviser to act as investment manager for and to manage the investment and reinvestment of the assets of the Fund, subject to such general or specific instructions as may be given by the Board of Trustees of the Trust. The Adviser hereby agrees, at its own expense, to render the services and to assume the obligations of investment manager.~~     General Provision.

(a) The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager and administrator of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth, in each case in accordance with:

(i) the provisions of the 1940 Act, the Advisers Act and any rules or regulations thereunder;

(ii) any other applicable provisions of state or federal law;

(iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust;

Exhibit 5-1

(v) (in its capacity as investment manager) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund’s shareholders; and/or

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund.

2.    Investment Management Services.

(a) General.    The Manager shall, subject to the direction and control of the Trust’s Board of Trustees (i) (except to the extent an investment subadviser (each, a “Subadviser”), as defined below, has been retained in respect of some or all of the assets of the Fund) furnish continuously an investment program for the Fund and make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities; and (ii) provide reports on the foregoing to the Board of Trustees at each Board meeting.

(b) Subadvisers.    In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 13 below, the Manager shall take the following actions in respect of the performance by the Subadviser of its obligations in respect of the Fund:

-	perform periodic detailed analysis and review of the performance by the Subadviser of its obligations to the Fund, including without limitation a review of the Subadviser’s investment performance in respect of the Fund and in respect of other accounts managed by the Subadviser with similar investment strategies;
-	prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board of Trustees may reasonably request;
-	review and consider any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and make appropriate reports to the Board of Trustees;
-	review and consider any changes in the ownership or senior management of the Subadviser and make appropriate reports to the Board of Trustees;
-	perform periodic in-person or telephonic diligence meetings with representatives of the Subadviser;
-	assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the subadvisory agreement with the Subadviser and annual consideration of the agreement thereafter;
-	at the request of the Board of Trustees, prepare recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser;
-	at the request of the Board of Trustees, identify potential successors to or replacements of any Subadviser or potential additional Subadvisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Subadviser;
-	designate and compensate from its own resources such personnel as the Manager may consider necessary or appropriate to the performance of its services hereunder; and
-	perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Management Agreement, the applicable subadvisory agreement, and applicable law.

~~In placing portfolio transactions for the Fund, the Adviser will follow such practices as may from time to time be set forth in the Trust’s most recent prospectus or specified by its Board of Trustees.~~

Exhibit 5-2

The Manager shall perform the obligations hereunder relating generally to the investment program of the Fund that have not been delegated to any Subadviser.

~~2. Sub-Advisory Agreements. The Adviser may enter into sub-advisory agreements with persons (“Sub-Advisers”) pursuant to which the Adviser delegates any or all of its functions hereunder to one or more Sub-Advisers provided that a majority of the Trust’s Board of Trustees, that are not interested persons of the Trust or the Adviser; approve the agreement and provided further, that, to the extent required by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a majority of the outstanding voting shares of the Fund must also approve the agreement. The Adviser shall pay all compensation of any such Sub-Advisers and will have the right to terminate the services of any Sub-Adviser at any time on no more than 60 days’ notice, subject to the approval of the Board of Trustees, and thereupon shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.~~

(c) Other advisory services.    In addition, the Manager shall provide advice and recommendations to the Board of Trustees, and perform such review and oversight functions as the Board of Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

3. ~~Administrative Services to be Provided and Expenses to be Assumed by the Adviser. Until the termination of the employment of the Adviser as investment manager for the Fund, the Adviser will~~     Administrative services.

(a) The Manager shall, subject to the direction and control of the Trust’s Board of Trustees, provide, or provide for, ~~all~~ services required for the administration of the Trust and the Fund. The Trust ~~(or the Fund) shall bear its own expenses, with the following exceptions: the Adviser shall bear all fund accounting and other administrative service expenses, all investment management expenses, and all distribution expenses of the Fund.~~ and the Manager will determine the precise administrative services to be provided by the Manager from time to time, but such services will generally include accounting, shareholder servicing, and transfer agency services.

~~4. Compensation to be Paid by the Fund to the Adviser. For the services rendered hereunder, the Fund shall pay to the Adviser as of the last day of each calendar quarter a fee at the annual rate of:~~

~~[Fees will vary by Fund]~~

(i) Services to be provided by the Manager will include the following:

~~determined at the close of the New York Stock Exchange on each day the Exchange is open for trading.~~

-	maintain office facilities (which may be in the offices of the Manager or a corporate affiliate but shall be in such location as the Trust reasonably determines);
-	furnish statistical and research data, clerical services, and stationery and office supplies;
-	compile data for, prepare for execution by the Fund, and file all the Fund’s federal and state tax returns and required tax filings other than those required to be made by the Fund’s custodian or transfer agent;
-	prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel;
-	prepare the Trust’s annual and semi-annual reports to shareholders and amendments to its Registration Statements (on Form N-1A or any successor thereto);
-	compile data for, prepare, and file timely notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act;
-	determine the daily pricing of the portfolio securities and computation of the net asset value and the net income of the Fund in accordance with the Prospectus, resolutions of the Trust’s Board of Trustees, and the procedures adopted from time to time by the Trust;
-	keep and maintain the financial accounts and records of the Fund and provide the Trust with certain reports, as needed or reasonably requested by the Fund;
-	perform customary fund accounting services for the Fund; and
-	generally assist in all aspects of the operations of the Fund, except as otherwise contemplated by this Management Agreement.

Exhibit 5-3

~~5. Services of the Adviser to the Trust and the Fund Not Exclusive. The services of the Adviser to the Trust and the Fund under this Agreement are not to be deemed exclusive and the Adviser shall be free to render similar services to others.~~

(ii) For clarity, the Manager shall not be required to perform the following services:

~~6. Use of Name by the Trust and the Fund. The Trust and the Fund recognize the Adviser’s control of the initials “MML” and agrees that its right to use these initials is non-exclusive and can be terminated by the Adviser at any time. The use of such initials will automatically be terminated if at any time the Adviser or a wholly-owned subsidiary of the Adviser ceases to be investment manager for the Fund. If, at any time, the use of the initials “MML” is terminated, the continuance of this Agreement will be submitted to shareholders of the Fund at a meeting specifically called for that purpose.~~

-	those performed by the custodian for the Fund;
-	those performed by the distributor(s) of the Fund’s shares;
-	those provided by the Fund’s legal counsel;
-	those performed by the independent public accountants for the Trust; and
-	those provided by the Trust’s independent Trustees.

~~7. Interested and Affiliated Persons. It is understood that members of the Board of Trustees, members of the Advisory Board, officers, employees or agents of the Trust or the Fund may also be directors, officers, employees or agents of the Adviser, and that the Adviser, its directors, officers, employees or agents maybe interested in the Fund as shareholders or otherwise.~~

(b) The Manager may in its discretion, subject to approval by the Trust’s Board of Trustees, delegate or subcontract some or all of the Manager’s duties under this Section 3 to one or more affiliated or unaffiliated entities (each, a “Sub-Administrator”). So long as the Manager meets the standard of care set out in Section 12 below in the retention and periodic review of the Sub-Administrator’s capabilities and performance, the Manager shall have no liability to the Fund or any of its shareholders or to any other person for the failure or refusal of any Sub-Administrator to perform its obligations in respect of the Fund, including without limitation any mistake or error of judgment on the part of the Sub-Administrator or any employee or agent of the Sub-Administrator or any failure by the Sub-Administrator to comply with applicable law, the applicable sub-administration agreement, any policies or procedures of the Fund, or any instructions from the Board of Trustees or the Manager.

~~8. Records and Confidentiality.~~ (c) All records pertaining to the operation and administration of the Trust and the Fund (whether prepared by the ~~Adviser~~Manager or supplied to the ~~Adviser~~Manager by the Trust or the Fund) are the property and subject to the control of the Trust. In the event of the termination of this ~~agreement~~Management Agreement, all such records in the possession of the ~~Adviser~~Manager shall be promptly turned over to the Trust free from any claim or retention of rights, provided that the Manager may keep copies thereof in its discretion. All such records shall be deemed to be confidential in nature and the ~~Adviser~~Manager shall not disclose or use any records or information obtained pursuant to this Management Agreement in any manner whatsoever except as expressly authorized by the Trust or as required by federal or state regulatory authorities. The ~~Adviser~~Manager shall submit to all regulatory and administrative bodies having jurisdiction over the operations of the ~~Adviser~~Manager or the Trust, present or future, any information, reports, or other material obtained pursuant to this Management Agreement which any such body may request or require pursuant to applicable laws or regulations.

4.    Services to others. Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or subadviser or administrator or sub-administrator for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of its directors, officers, members, stockholders, or employees from buying, selling, or trading any securities for its or their own accounts or for the account of others for whom it or they may be acting.

Exhibit 5-4

5.    Officers of the Trust. The Manager shall, at its own expense, provide employees of the Manager to serve as officers of the Trust as the Board of Trustees may request. The Manager and the Board of Trustees may from time to time agree that the expense of certain officers of the Trust who may also be employees of the Manager, including without limitation the Chief Compliance Officer of the Trust and any Assistant Chief Compliance Officers, will be borne in part by the Trust and in part by the Manager or entirely by the Trust.

6.    Expenses. The Manager shall, except as the Manager and the Fund may otherwise agree, pay all of its own costs and expenses incurred in performing its obligations hereunder, including without limitation the fees and expenses of any Subadviser or Sub-Administrator, but shall not otherwise be obligated to pay any expenses of or for the Trust or the Fund not expressly assumed by the Manager pursuant to this Management Agreement.

7.    Duties of the Trust.

The Trust shall provide the Manager with the following information about the Fund:

(a) cash flow estimates on request;

(b) notice of the Fund’s “investable funds” by 9:00 a.m. each business day; and

(c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (a)(iii), (iv), (v), and (vi) of Section 1 hereof, above.

8.    Compensation of the Manager.

The Trust agrees to pay the Manager and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate of [varies by Fund] of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month. The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust and any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

9. ~~Liability Regarding Investment Management. In the absence of willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or of reckless disregard of such obligations and duties, neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability for any act or omission in the course of, or connected with, rendering services or performing its obligations hereunder.~~    Portfolio Transactions and Brokerage.

(a) The Manager is authorized, in arranging the purchase and sale of the Fund’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), including broker-dealers that are affiliated persons of the Fund or the Manager, as that term is defined in the 1940 Act, as may, in its best judgment, implement the policy of the Fund to obtain the best execution of the Fund’s portfolio transactions.

(b) The Manager may effect the purchase and sale of securities in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

(c) The Manager shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the

Exhibit 5-5

basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency, or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Management Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(d) In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 13 below, the Manager shall report periodically to the Board of Trustees as to the brokerage activities of the Subadviser in respect of the Fund, at such times and in such format as the Board of Trustees may reasonably specify.

10.    Duration.

Unless terminated earlier pursuant to Section 11 hereof, this Management Agreement shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, and in either case by a majority of the Trustees of the Trust who are not parties to this Management Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

11.    Termination and Amendment.

This Management Agreement shall terminate automatically upon its assignment; it may also be terminated without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party.

This Management Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and by the holders of a majority of the outstanding voting securities of the Fund, if such approval is required by the 1940 Act or the rules and regulations thereunder.

12.    Standard of Care; Limitation of Liability; Reliance; etc.

(a) Standard of Care.    Notwithstanding any other provisions of this Management Agreement, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors, and partners, shall not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

(b) Valuation.    In computing the net asset value of the Fund, the Manager may rely in good faith upon information furnished to it in respect of (i) the manner of accrual of the liabilities of the Fund and in respect of liabilities of the Fund not appearing on its books of account of the Fund, (ii) reserves, if any, authorized by the Board of Trustees or that no such reserves have been authorized, (iii) the source of the quotations to be used in computing the net asset value, (iv) the value to be assigned to any security for which no price quotations are

Exhibit 5-6

available, and (v) the method of computation of the public offering price on the basis of the net asset value of the shares, and the Manager shall not be responsible for any loss occasioned by such reliance, or for any good faith reliance on any quotations received from a source pursuant to (iii) above.

(c) Legal Advice.    On issues that are legal in nature, the Manager will be entitled to receive and act upon the advice of legal counsel of its own selection, which can be counsel for the Trust, and will be without liability for any action taken or thing done or omitted to be done in accordance with this Management Agreement in good faith conformity with such advice. On issues that are related to financial accounting matters, the Manager will be entitled to receive and act upon the advice of the Trust’s independent public accountants.

(d) Good Faith Reliance.    The Manager will be protected and not be liable, and will be indemnified and held harmless, for any action reasonably taken or omitted to be taken by it in its capacity as investment adviser in reasonable reliance upon any document, certificate, or instrument which it reasonably believes to be genuine and to be signed or presented by the proper person or persons.

(e) Damages.    Notwithstanding anything in this Management Agreement to the contrary, in no event shall the Manager or the Trust be liable to the other, or to any third party, for special, punitive or consequential damages arising, directly or indirectly from this Management Agreement, even if said party has been advised by the other party of the possibility of such damages.

(f) Acts of God.    In the event either party is unable to perform its obligations under the terms of this Management Agreement, despite having taken commercially reasonable precautions, because of acts of God, interruption of electrical power or other utilities, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable to the other for any damages resulting from such failure to perform or otherwise from such causes. The Manager and the Trust shall notify each other as soon as reasonably possible following the occurrence of an event described in this subsection.

13.    Investment Subadvisory Contracts.

(a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion, subject to approval by the Trust’s Board of Trustees and, if required by applicable law, the Trust’s shareholders, select and contract with one or more Subadvisers for the Fund with respect to all or a portion of the Fund’s assets. If the Manager retains a Subadviser hereunder, then unless otherwise provided in the applicable subadvisory agreement, the Subadviser (and not the Manager) shall have the obligation (as to the portion of the Fund’s assets for which it acts as subadviser) of furnishing continuously an investment program and determining which securities will be purchased or sold for the Fund, and what portion may be held uninvested, and placing all orders for the purchase and sale of portfolio securities for the Fund and selecting broker-dealers in connection therewith.

~~10. Termination and Amendment. This Agreement is effective as of [            ] and will continue in effect for two years and from year to year thereafter as long as it is specifically approved at least annually by vote of the Board of Trustees of the Trust including the vote of a majority of such Trustees who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Adviser or of the Fund; provided, however, that (1) this Agreement may at any time be terminated by the Trust on 60 days’ written notice to the Adviser without the payment of any penalty either by vote of the Board of Trustees of the Trust or by the vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940, as amended); (2) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940, as amended); and (3) this Agreement may be terminated by the Adviser on 60 days’ written notice to the Trust without the payment of any penalty. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the principal office of such party.~~

Exhibit 5-7

(b) The Manager’s obligations to a Fund in respect of the performance by any Subadviser of its obligations in respect of the Fund shall be only those obligations set out in Section 2(b) of this Management Agreement and the applicable subadvisory agreement. Without limiting the generality of the foregoing, the Manager shall have no liability to the Fund or any of its shareholders or to any other person for the failure or refusal of any Subadviser to perform its obligations in respect of the Fund, including without limitation any mistake or error of judgment on the part of the Subadviser or any employee or agent of the Subadviser or any failure by the Subadviser to comply with applicable law, the applicable subadvisory agreement, any investment objective or policies of the Fund, or any instructions from the Board of Trustees or the Manager.

~~This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved at a meeting by the vote of a majority of the outstanding shares of the Fund, if such approval is required by the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, and by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or interested persons of the Adviser.~~

14.    Disclaimer of Shareholder Liability.

~~11. Obligation of the Trust.~~ A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of ~~The~~State of the Commonwealth of Massachusetts, and notice is hereby given that this ~~agreement~~Management Agreement is executed on behalf of the Trustees ~~as Trustees~~ of the Trust as Trustees and not individually~~,~~ and that the obligations of this ~~agreement~~Management Agreement are not binding upon any of the Trustees or shareholders individually~~,~~ but are binding only upon the assets and property of the ~~relevant series of the of the Trust~~Fund.

15.    Notice.

Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to the Manager:	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111 Attention: Eric Wietsma Senior Vice President

If to the Trust:	MML Series Investment Fund II 1295 State Street Springfield, MA 01111 Attention: Andrew M. Goldberg Vice President, Clerk and Chief Legal Officer

16.    Use of Name by the Trust.

The Trust and the Fund recognize the Manager’s ownership and control of the initials “MML” and agree that their right to use such initials is non-exclusive and can be terminated by the Manager at any time. The right of the Trust and the Fund to use of such initials will automatically be terminated if at any time none of the Manager or any subsidiary or affiliate of the Manager is investment manager for the Fund, and the Trust and the Fund agree to cease the use of such initials at and after such time.

17.    Governing Law.

This Management Agreement and all performance hereunder will be governed by the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws.

Exhibit 5-8

18.    Defined Terms.

For the purposes of this Management Agreement, the terms “affiliated person,” “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have their respective meanings defined in the 1940 Act, subject, however, to such rules, exemptions, and interpretations as may be adopted, granted, or published by the Commission from time to time.

IN WITNESS WHEREOF, the ~~parties hereto~~Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.

[Signature block follows]

Exhibit 5-9

Exhibit 6

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

for MML Managed Bond Fund

This Amended and Restated INVESTMENT MANAGEMENT AGREEMENT (the “Management Agreement”), dated ~~May 1, 2005 is by and~~as of [date], is between Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (the “Manager”), and MML Series Investment Fund II, a Massachusetts business trust (the “Trust”), on behalf of its series MML Managed Bond Fund (the “Fund”) ~~and Massachusetts Mutual Life Insurance Company (the “Adviser”).~~ .

WHEREAS, the Trust is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust, on behalf of the Fund, and the ~~Adviser~~Manager wish to enter into an investment management agreement whereby the ~~Adviser~~Manager will (1) perform certain investment management services for the Fund, (2) perform administrative functions relating to the Fund, and (3) assume certain expenses of the Fund;

WHEREAS, the Trust~~, on behalf of the Fund, and the Adviser wish to enter into a new agreement, substantially identical to the Management Agreement in all respects except that the Agreement will contain a new Section 11 not contained in the Management Agreement. The new Section 11 would provide that the Adviser could enter into sub-advisory agreements with such persons and under such terms as approved by the Trust’s Board of Trustees and its shareholders.~~ and the Manager wish to amend and restate the Investment Management Agreement between them originally dated May 1, 2005;

NOW~~,~~ THEREFORE, in consideration of the ~~covenants and mutual promises of the parties made to each other, it is hereby covenanted and agreed as follows:~~ premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1. ~~Investment Management Services to be Rendered to the Fund. The Fund hereby engages the Adviser to act as investment manager for and to manage the investment and reinvestment of the assets of the Fund, subject to such general or specific instructions as may be given by the Board of Trustees of the Trust. The Adviser hereby agrees, at its own expense, to render the services and to assume the obligations of investment manager.~~     General Provision.

(a) The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager and administrator of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth, in each case in accordance with:

(i) the provisions of the 1940 Act, the Advisers Act and any rules or regulations thereunder;

(ii) any other applicable provisions of state or federal law;

(iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the “Trust Documents”);

Exhibit 6-1

(iv) policies and determinations of the Board of Trustees of the Trust;

(v) (in its capacity as investment manager) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund’s shareholders; and/or

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund.

2. ~~Administrative Services to be Provided and Expenses to be Assumed by the Adviser. Until the termination of the employment of the Adviser as investment manager for the Fund, the Adviser will provide, or provide for, in its offices all services required for the administration of the Trust and the Fund, and will assume all expenses of the Trust and the Fund other than those expenses referred to in the following paragraph.~~

~~The Adviser shall not be obligated to pay and the Fund or the Trust shall pay: (1) taxes and corporate fees payable to governmental agencies; (2) brokerage commissions (which may be higher than other brokers would charge if paid to a broker which provides brokerage and research services to the Adviser for use in providing investment advice and management to the Fund and other accounts over which the Adviser exercises investment discretion) and other capital items payable in connection with the purchase or sale of the Fund’s investment; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of the Trust’s Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Adviser or of the Trust; and (5) fees payable to the Trust’s certified independent public accountants. The words “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.~~

~~In placing portfolio transactions for the Fund, the Adviser will follow such practices as may from time to time be set forth in the Trust’s most recent prospectus or specified by its Board of Trustees.~~

~~3. Compensation to be Paid by the Fund to the Adviser. For the services rendered hereunder, the Fund shall pay to the Adviser as of the last day of each calendar quarter a fee at the annual rate of: .50% of the first $100 million of the average daily net assets of the Fund, .45% on the next $200 million, .40% of the next $200 million and .35% of any excess over $500 million, determined at the close of the New York Stock Exchange on each day the Exchange is open for trading.~~

~~4. Services of the Adviser to the Trust and the Fund Not Exclusive. The services of the Adviser to the Trust and the Fund under this Agreement are not to be deemed exclusive and the Adviser shall be free to render similar services to others.~~

~~5. Use of Name by the Trust and the Fund. The Trust and the Fund recognize the Adviser’s control of the initials “MML” and agrees that its right to use these initials is non-exclusive and can be terminated by the Adviser at any time. The use of such initials will automatically be terminated if at any time the Adviser or a wholly-owned subsidiary of the Adviser ceases to be investment manager for the Fund. If, at any time, the use of the initials “MML” is terminated, the continuance of this Agreement will be submitted to shareholders of the Fund at a meeting specifically called for that purpose.~~

Exhibit 6-2

~~6. Interested and Affiliated Persons. It is understood that members of the Board of Trustees, officers, employees or agents of the Trust or the Fund may also be directors, officers, employees or agents of the Adviser, and that the Adviser, its directors, officers, employees or agents may be interested in the Fund as shareholders or otherwise.~~     Investment Management Services.

(a) General.    The Manager shall, subject to the direction and control of the Trust’s Board of Trustees (i) (except to the extent an investment subadviser (each, a “Subadviser”), as defined below, has been retained in respect of some or all of the assets of the Fund) furnish continuously an investment program for the Fund and make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities; and (ii) provide reports on the foregoing to the Board of Trustees at each Board meeting.

(b) Subadvisers.    In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 13 below, the Manager shall take the following actions in respect of the performance by the Subadviser of its obligations in respect of the Fund:

-	perform periodic detailed analysis and review of the performance by the Subadviser of its obligations to the Fund, including without limitation a review of the Subadviser’s investment performance in respect of the Fund and in respect of other accounts managed by the Subadviser with similar investment strategies;
-	prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board of Trustees may reasonably request;
-	review and consider any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and make appropriate reports to the Board of Trustees;
-	review and consider any changes in the ownership or senior management of the Subadviser and make appropriate reports to the Board of Trustees;
-	perform periodic in-person or telephonic diligence meetings with representatives of the Subadviser;
-	assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the subadvisory agreement with the Subadviser and annual consideration of the agreement thereafter;
-	at the request of the Board of Trustees, prepare recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser;
-	at the request of the Board of Trustees, identify potential successors to or replacements of any Subadviser or potential additional Subadvisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Subadviser;
-	designate and compensate from its own resources such personnel as the Manager may consider necessary or appropriate to the performance of its services hereunder; and
-	perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Management Agreement, the applicable subadvisory agreement, and applicable law.

The Manager shall perform the obligations hereunder relating generally to the investment program of the Fund that have not been delegated to any Subadviser.

(c) Other advisory services.    In addition, the Manager shall provide advice and recommendations to the Board of Trustees, and perform such review and oversight functions as the Board of Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

Exhibit 6-3

3.    Administrative services.

(a) The Manager shall, subject to the direction and control of the Trust’s Board of Trustees, provide, or provide for, services required for the administration of the Trust and the Fund. The Trust and the Manager will determine the precise administrative services to be provided by the Manager from time to time, but such services will generally include accounting, shareholder servicing, and transfer agency services.

(i) Services to be provided by the Manager will include the following:

-	maintain office facilities (which may be in the offices of the Manager or a corporate affiliate but shall be in such location as the Trust reasonably determines);
-	furnish statistical and research data, clerical services, and stationery and office supplies;
-	compile data for, prepare for execution by the Fund, and file all the Fund’s federal and state tax returns and required tax filings other than those required to be made by the Fund’s custodian or transfer agent;
-	prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel;
-	prepare the Trust’s annual and semi-annual reports to shareholders and amendments to its Registration Statements (on Form N-1A or any successor thereto);
-	compile data for, prepare, and file timely notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act;
-	determine the daily pricing of the portfolio securities and computation of the net asset value and the net income of the Fund in accordance with the Prospectus, resolutions of the Trust’s Board of Trustees, and the procedures adopted from time to time by the Trust;
-	keep and maintain the financial accounts and records of the Fund and provide the Trust with certain reports, as needed or reasonably requested by the Fund;
-	perform customary fund accounting services for the Fund; and
-	generally assist in all aspects of the operations of the Fund, except as otherwise contemplated by this Management Agreement.

(ii) For clarity, the Manager shall not be required to perform the following services:

-	those performed by the custodian for the Fund;
-	those performed by the distributor(s) of the Fund’s shares;
-	those provided by the Fund’s legal counsel;
-	those performed by the independent public accountants for the Trust; and
-	those provided by the Trust’s independent Trustees.

(b) The Manager may in its discretion, subject to approval by the Trust’s Board of Trustees, delegate or subcontract some or all of the Manager’s duties under this Section 3 to one or more affiliated or unaffiliated entities (each, a “Sub-Administrator”). So long as the Manager meets the standard of care set out in Section 12 below in the retention and periodic review of the Sub-Administrator’s capabilities and performance, the Manager shall have no liability to the Fund or any of its shareholders or to any other person for the failure or refusal of any Sub-Administrator to perform its obligations in respect of the Fund, including without limitation any mistake or error of judgment on the part of the Sub-Administrator or any employee or agent of the Sub-Administrator or any failure by the Sub-Administrator to comply with applicable law, the applicable sub-administration agreement, any policies or procedures of the Fund, or any instructions from the Board of Trustees or the Manager.

~~7. Records and Confidentiality.~~ (c) All records pertaining to the operation and administration of the Trust and the Fund (whether prepared by the ~~Adviser~~Manager or supplied to the ~~Adviser~~Manager by the Trust or the Fund) are the property and subject to the control of the Trust. In the event of the termination of this ~~agreement~~Management Agreement, all such records in the possession of the ~~Adviser~~Manager shall be promptly turned over to the Trust free from any claim or retention of rights~~.~~, provided that the Manager may keep copies thereof in its discretion. All such records shall be deemed to be confidential in nature and the ~~Adviser~~Manager shall not disclose or use any records or information obtained pursuant to this Management Agreement in any

Exhibit 6-4

manner whatsoever except as expressly authorized by the Trust or as required by federal or state regulatory authorities. The ~~Adviser~~Manager shall submit to all regulatory and administrative bodies having jurisdiction over the operations of the AdviserManager or the Trust, present or future, any information, reports, or other material obtained pursuant to this Management Agreement which any such body may request or require pursuant to applicable laws or regulations.

4.    Services to others. Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or subadviser or administrator or sub-administrator for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of its directors, officers, members, stockholders, or employees from buying, selling, or trading any securities for its or their own accounts or for the account of others for whom it or they may be acting.

5.    Officers of the Trust. The Manager shall, at its own expense, provide employees of the Manager to serve as officers of the Trust as the Board of Trustees may request. The Manager and the Board of Trustees may from time to time agree that the expense of certain officers of the Trust who may also be employees of the Manager, including without limitation the Chief Compliance Officer of the Trust and any Assistant Chief Compliance Officers, will be borne in part by the Trust and in part by the Manager or entirely by the Trust.

6.    Expenses. The Manager shall, except as the Manager and the Fund may otherwise agree, pay all of its own costs and expenses incurred in performing its obligations hereunder, including without limitation the fees and expenses of any Subadviser or Sub-Administrator, but shall not otherwise be obligated to pay any expenses of or for the Trust or the Fund not expressly assumed by the Manager pursuant to this Management Agreement.

7.    Duties of the Trust.

The Trust shall provide the Manager with the following information about the Fund:

(a) cash flow estimates on request;

(b) notice of the Fund’s “investable funds” by 9:00 a.m. each business day; and

(c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (a)(iii), (iv), (v), and (vi) of Section 1 hereof, above.

8.    Compensation of the Manager.

The Trust agrees to pay the Manager and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate of .50% of the first $100 million of the average daily net assets of the Fund, .45% on the next $200 million, .40% of the next $200 million and .35% of any excess over $500 million, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month. The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust and any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

9.    Portfolio Transactions and Brokerage.

(a) The Manager is authorized, in arranging the purchase and sale of the Fund’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), including broker-dealers that are affiliated persons of the Fund or the Manager, as that term is defined in the 1940 Act, as may, in its best judgment, implement the policy of the Fund to obtain the best execution of the Fund’s portfolio transactions.

Exhibit 6-5

(b) The Manager may effect the purchase and sale of securities in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

(c) The Manager shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency, or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Management Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(d) In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 13 below, the Manager shall report periodically to the Board of Trustees as to the brokerage activities of the Subadviser in respect of the Fund, at such times and in such format as the Board of Trustees may reasonably specify.

10.    Duration.

Unless terminated earlier pursuant to Section 11 hereof, this Management Agreement shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, and in either case by a majority of the Trustees of the Trust who are not parties to this Management Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

11.    Termination and Amendment.

This Management Agreement shall terminate automatically upon its assignment; it may also be terminated without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party.

This Management Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and by the holders of a majority of the outstanding voting securities of the Fund, if such approval is required by the 1940 Act or the rules and regulations thereunder.

12.    Standard of Care; Limitation of Liability; Reliance; etc.

~~8. Liability Regarding Investment~~(a) Standard of Care.    Notwithstanding any other provisions of this Management~~. In~~ Agreement, in the absence of willful misfeasance, bad faith, or gross negligence ~~in the performance of its obligations and duties under this Agreement, or of~~on the part of the Manager, or reckless

Exhibit 6-6

disregard of ~~such~~its obligations and duties~~, neither the Adviser nor any of~~ hereunder, the Manager, including its officers, directors, ~~employees or agents~~and partners, shall not be subject to ~~liability~~any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services ~~or performing its obligations~~ hereunder.

~~9. Termination and Amendment. This Agreement is effective as of May 1, 2005 and will continue in effect from year to year after the date hereof, as long as it is specifically approved at least annually by vote of the Board of Trustees of the Trust including the vote of a majority of such Trustees who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Adviser or of the Fund; provided, however, that (1) this Agreement may at any time be terminated by the Trust on 60 days’ written notice to the Adviser without the payment of any penalty either by vote of the Board of Trustees of the Trust or by the vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940, as amended); (2) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940, as amended); and (3) this Agreement may be terminated by the Adviser on 60 days’ written notice to the Trust without the payment of any penalty. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the principal office of such party.~~

(b) Valuation.    In computing the net asset value of the Fund, the Manager may rely in good faith upon information furnished to it in respect of (i) the manner of accrual of the liabilities of the Fund and in respect of liabilities of the Fund not appearing on its books of account of the Fund, (ii) reserves, if any, authorized by the Board of Trustees or that no such reserves have been authorized, (iii) the source of the quotations to be used in computing the net asset value, (iv) the value to be assigned to any security for which no price quotations are available, and (v) the method of computation of the public offering price on the basis of the net asset value of the shares, and the Manager shall not be responsible for any loss occasioned by such reliance, or for any good faith reliance on any quotations received from a source pursuant to (iii) above.

(c) Legal Advice.    On issues that are legal in nature, the Manager will be entitled to receive and act upon the advice of legal counsel of its own selection, which can be counsel for the Trust, and will be without liability for any action taken or thing done or omitted to be done in accordance with this Management Agreement in good faith conformity with such advice. On issues that are related to financial accounting matters, the Manager will be entitled to receive and act upon the advice of the Trust's independent public accountants.

(d) Good Faith Reliance.    The Manager will be protected and not be liable, and will be indemnified and held harmless, for any action reasonably taken or omitted to be taken by it in its capacity as investment adviser in reasonable reliance upon any document, certificate, or instrument which it reasonably believes to be genuine and to be signed or presented by the proper person or persons.

(e) Damages.    Notwithstanding anything in this Management Agreement to the contrary, in no event shall the Manager or the Trust be liable to the other, or to any third party, for special, punitive or consequential damages arising, directly or indirectly from this Management Agreement, even if said party has been advised by the other party of the possibility of such damages.

(f) Acts of God.    In the event either party is unable to perform its obligations under the terms of this Management Agreement, despite having taken commercially reasonable precautions, because of acts of God, interruption of electrical power or other utilities, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable to the other for any damages resulting from such failure to perform or otherwise from such causes. The Manager and the Trust shall notify each other as soon as reasonably possible following the occurrence of an event described in this subsection.

Exhibit 6-7

13.    Investment Subadvisory Contracts.

(a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion, subject to approval by the Trust’s Board of Trustees and, if required by applicable law, the Trust’s shareholders, select and contract with one or more Subadvisers for the Fund with respect to all or a portion of the Fund’s assets. If the Manager retains a Subadviser hereunder, then unless otherwise provided in the applicable subadvisory agreement, the Subadviser (and not the Manager) shall have the obligation (as to the portion of the Fund’s assets for which it acts as subadviser) of furnishing continuously an investment program and determining which securities will be purchased or sold for the Fund, and what portion may be held uninvested, and placing all orders for the purchase and sale of portfolio securities for the Fund and selecting broker-dealers in connection therewith.

(b) The Manager’s obligations to a Fund in respect of the performance by any Subadviser of its obligations in respect of the Fund shall be only those obligations set out in Section 2(b) of this Management Agreement and the applicable subadvisory agreement. Without limiting the generality of the foregoing, the Manager shall have no liability to the Fund or any of its shareholders or to any other person for the failure or refusal of any Subadviser to perform its obligations in respect of the Fund, including without limitation any mistake or error of judgment on the part of the Subadviser or any employee or agent of the Subadviser or any failure by the Subadviser to comply with applicable law, the applicable subadvisory agreement, any investment objective or policies of the Fund, or any instructions from the Board of Trustees or the Manager.

14.    Disclaimer of Shareholder Liability.

~~This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved at a meeting by the vote of a majority of the outstanding shares of the Fundand by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or interested persons of the Adviser.~~

~~10. Obligation of the Trust.~~ A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of ~~The~~State of the Commonwealth of Massachusetts, and notice is hereby given that this ~~agreement~~Management Agreement is executed on behalf of the Trustees ~~as Trustees~~ of the Trust as Trustees and not individually~~,~~ and that the obligations of this ~~agreement~~Management Agreement are not binding upon any of the Trustees or shareholders individually~~,~~ but are binding only upon the assets and property of the ~~relevant series of the of the Trust.~~ Fund.

~~11. Sub-Advisory Agreements. The Adviser may enter into sub-advisory agreements with person (“sub-Advisers”) pursuant to which the Adviser delegates any or all of its functions hereunder to one or more Sub-Advisers provided that a majority of the Trust’s Board of Trustees, that are not interested persons of the Trust or the Adviser, approve the agreement and provided further, that a majority of the outstanding voting shares of the Fund must also approve the agreement. The Adviser shall pay all compensation of any such Sub-Advisers and will have the right to terminate the services of any Sub-Adviser at any time on no more than 60 days’ notice, subject to the approval of the Board of Trustees, and thereupon shall at such time assume the responsibilities if such Sub-Adviser unless and until a successor Sub-Adviser is selected.~~

15.    Notice.

Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at the addresses below or such other address as such other party may designate for the receipt of such notice.

Exhibit 6-8

If to the Manager:	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111 Attention: Eric Wietsma Senior Vice President

If to the Trust:	MML Series Investment Fund II 1295 State Street Springfield, MA 01111 Attention: Andrew M. Goldberg Vice President, Clerk and Chief Legal Officer

16.    Use of Name by the Trust.

The Trust and the Fund recognize the Manager’s ownership and control of the initials “MML” and agree that their right to use such initials is non-exclusive and can be terminated by the Manager at any time. The right of the Trust and the Fund to use of such initials will automatically be terminated if at any time none of the Manager or any subsidiary or affiliate of the Manager is investment manager for the Fund, and the Trust and the Fund agree to cease the use of such initials at and after such time.

17.    Governing Law.

This Management Agreement and all performance hereunder will be governed by the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws.

18.    Defined Terms.

For the purposes of this Management Agreement, the terms “affiliated person,” “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have their respective meanings defined in the 1940 Act, subject, however, to such rules, exemptions, and interpretations as may be adopted, granted, or published by the Commission from time to time.

IN WITNESS WHEREOF, the ~~parties hereto~~Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.

[Signature block follows]

Exhibit 6-9

Exhibit 7

MML SERIES INVESTMENT FUND II

Plan of Liquidation

Plan of Liquidation (the “Plan”) made this [    ] day of [            ], 2011, by MML Series Investment Fund II, a Massachusetts business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) (the “Trust”), on behalf of its series, MML Enhanced Index Core Equity Fund (the “Fund”).

This Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with Article IX, Section 4 of the Trust’s Agreement and Declaration of Trust, as amended. Shares of the Fund are offered exclusively to certain registered separate accounts of Massachusetts Mutual Life Insurance Company (“MassMutual”) and C.M. Life Insurance Company as a funding vehicle for certain variable annuity contracts and variable life insurance policies (“variable contracts/policies”). Additionally, shares of the Fund are currently held by MassMutual directly as a result of interests that were purchased by MassMutual at the inception of the Fund’s Service Class shares in order to provide seed money for this share class.

At its meeting on October 14, 2011, the Board of Trustees of the Trust (the “Board”), after determining that it is in the best interests of the Trust, the Fund, the shareholders of the Fund, and variable contract owners and policy holders indirectly invested in the Fund (“contract owners and policy holders”), to liquidate and dissolve the Fund, adopted this Plan to govern the liquidation and dissolution of the Fund.

1. Liquidation Date. The liquidation of the Fund shall occur on April 27, 2012, or such other date as established by the officers of the Trust, upon consultation with counsel to the Trust and the Board. The date of such liquidation is hereinafter called the “Liquidation Date.”

2. Shareholder Meetings. The Board will call a meeting of the shareholders of the Fund to be held prior to the Liquidation Date in order to submit to shareholders this Plan for its approval or disapproval. This Plan will only be effective with respect to the Fund after it is approved by that Fund’s shareholders.

3. Tax Opinion. Prior to the Liquidation Date, the Trust will receive an opinion from tax counsel substantially to the effect that no gain or loss will be recognized by contract owners and policy holders indirectly invested in the Fund upon consummation of the Plan, followed by the transfer of variable contract/policy value to alternative subaccounts/divisions of any separate account of MassMutual and C.M. Life Insurance Company.

4. Liquidation of Assets. Prior to the Liquidation Date, all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

5. Dividend Declaration. The Board will declare and pay a dividend on or before the Liquidation Date on Fund shares representing substantially all of the Fund’s accrued but undistributed net investment income through the Liquidation Date as well as any other dividend necessary to enable the Fund to avoid any liability for federal income and excise taxes.

6. Payment of Liabilities and Distribution. Prior to the Liquidation Date, the officers of the Trust shall make necessary inquiries to determine the claims and obligations of the Fund, including contingent, conditional, or unmatured claims and obligations. Such steps may include obtaining from certain service providers representations and certifications regarding, to the best of their knowledge, present and potential obligations. The officers shall specifically determine whether a reserve may be needed to pay the claims and obligations of the Fund. Such officers shall pay (or make reasonable provision to pay) from the Fund’s assets the amount of all claims from creditors. The assets of the Fund remaining after payment of (or making reasonable provision to pay) its liabilities (“Net Assets”) shall be distributed ratably among its shareholders of record on the Liquidation Date. The distribution will be made on or as soon as practicable after the Liquidation Date and is expected to consist of cash representing all of the Net Assets of the Fund.

Exhibit 7-1

7. Additional Assets. Should any assets of the Fund not be distributed on the Liquidation Date or should additional assets come into the possession of the Fund in the future, the Fund’s investment adviser shall, to the extent reasonably practicable, take steps to distribute such assets to shareholders of record as of the Liquidation Date.

8. Reinvestment of Proceeds. Immediately following the distribution of liquidation proceeds to shareholders, it is the responsibility of MassMutual and C.M. Life Insurance Company to reinvest the cash proceeds distributed to each of their separate accounts pursuant to paragraph 6 hereof by transferring the proceeds from the subaccounts/divisions that hold Fund shares to other subaccounts/divisions. With respect to each variable contract/policy, MassMutual and C.M. Life Insurance Company will transfer contract/policy value from the subaccount(s)/divisions(s) that held the Fund shares to alternative subaccounts/divisions available under the variable contract/policy pursuant to the contract owner’s or policy holder’s prior instructions. For variable contracts/policies as to which the contract owner or policy holder has not provided transfer instructions, MassMutual and C.M. Life Insurance Company will transfer contract/policy value to the subaccount/division that invests in shares of a designated money market fund.

9. Expenses of the Liquidation and Dissolution. Except for the ordinary operating expenses of the Fund through the Liquidation Date, the expenses relating to the dissolution will be borne by MassMutual. The expenses of the dissolution include, but are not limited to, (i) any commissions, transaction costs, and other direct expenses of liquidating portfolio investments incurred by the Fund in connection with its dissolution, (ii) costs associated with the preparation and filing of any proxy materials related to the dissolution (or, if the proposal is to be added to a proxy statement otherwise expected to be sent to shareholders of the Trust, the proportionate cost of adding the liquidation proposal to the proxy material); (iii) costs associated with the solicitation of proxies related to the dissolution (or, if the proposal is to be added to a proxy statement otherwise expected to be sent to shareholders of the Trust, the proportionate cost of soliciting proxies for the liquidation); (iv) costs associated with the preparation and filing of any amendments or supplements to the Trust’s registration statement (including the fees of auditors and financial printers); (v) costs associated with the preparation and distribution of contract owner and policy holder communications (including all printing and mailing costs) (if the proposal is to be added to a proxy statement otherwise expected to be sent to shareholders of the Trust, this will include the proportionate cost of printing and mailing associated with adding the proposal to the proxy statement); (vi) costs associated with the negotiation and preparation of the Plan of Liquidation, legal memoranda, legal opinions, Board materials, and termination documents; (vii) costs associated with the closing of the Fund (including any required federal or state filings); (viii) costs associated with any additional audits or financial statements necessary as a result of this transaction (including the preparation of stub financials (if needed) and the conducting of any final audits and the preparation and filing of the final tax returns); (ix) any fees of banks, brokers (except as provided for under (a) and (b) above), custodians, and transfer agents; and (x) the fees of legal counsel for the Trust.

10. Miscellaneous. As soon after the Liquidation Date as is reasonably practicable, the Trust will: (1) prepare and file all federal and other tax returns and reports of the Fund required by law with respect to all periods ending on or before the Liquidation Date; (2) pay all federal and other taxes due on, but not paid by, the Liquidation Date; (3) prepare and file any required regulatory reports, including, but not limited to, any Form N-SAR Report and Rule 24f-2 notices with respect to the Fund; and (4) take any other steps necessary or proper to effect the termination or dissolution of the Fund under federal or state law.

11. Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the dissolution, complete liquidation, and termination of existence of the Fund and the distribution of the Net Assets of the Fund to the shareholders in accordance with the purposes to be accomplished by the Plan.

Exhibit 7-2

Exhibit 8

Form of Investment Sub-Sub-Advisory Agreement for MML China Fund

INVESTMENT SUB-SUB-ADVISORY AGREEMENT

for MML China Fund

This Investment Sub-Sub-Advisory Agreement (this “Sub-Sub-Advisory Agreement”), is by and between Baring International Investment Limited (“BIIL”) and Baring Asset Management (Asia) Limited (“BAMA”), for the MML China Fund (the “Fund”), a series of MML Series Investment Fund II (the “Trust”), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the [    ] day of [            ], 2011.

WHEREAS, the Trust has appointed Massachusetts Mutual Life Insurance Company (“MassMutual”) as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

WHEREAS, MassMutual and BIIL are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, MassMutual has appointed BIIL to serve as sub-adviser with respect to the Fund pursuant to an Investment Subadvisory Agreement (the “Primary Sub-Advisory Agreement”);

WHEREAS, pursuant to approval of the Trustees of the Trust, BIIL may, at its option, appoint a sub-sub-adviser to assume certain responsibilities and obligations of BIIL under the Primary Sub-Advisory Agreement;

WHEREAS, BAMA is an investment adviser registered with the Commission as such under the Advisers Act; and

WHEREAS, BAMA will not consult with any other sub-adviser to a fund for which MassMutual serves as investment adviser concerning transactions for the Fund in securities or other assets;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, BIIL and BAMA, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	General Provision.

(a) BIIL hereby employs BAMA and BAMA hereby undertakes to act as the investment sub-sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. BAMA shall, in all matters relating to its duties and functions as set forth herein, give to the Fund and the Trust’s Board of Trustees, directly or through BIIL, the benefit of BAMA’s best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Fund conforms to:

(i)	the provisions of the Act and any rules or regulations thereunder;

(ii)	any other applicable provisions of state or federal law applicable to the operation of registered investment companies;

Exhibit 8-1

(iii)	the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to BAMA by BIIL (collectively referred to as the “Trust Documents”);

(iv)	policies and determinations of the Board of Trustees of the Trust and MassMutual, which have been delivered to BAMA by BIIL;

(v)	the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act or as such policies may, from time to time, be amended by the Fund’s Board of Trustees or shareholders; and

(vi)	the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b) The appropriate officers and employees of BAMA shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust, MassMutual and BIIL with respect to the services provided by BAMA hereunder. BIIL acknowledges that BAMA is not the Fund’s pricing agent. BAMA will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund for which market quotations are not readily available (i.e., internally priced securities).

(c) BIIL acknowledges that BAMA is not the compliance agent for the Fund or for MassMutual or BIIL, and does not have access to all of the Fund’s books and records necessary to perform certain compliance testing. To the extent that BAMA has agreed to perform the services specified in this Section and in Section 2 hereof in accordance with applicable law (including sub-chapters M and L of the Internal Revenue Code of 1986, as amended (the “Code”), the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and MassMutual and the Fund’s Disclosure Documents (collectively, the “Charter Requirements”), BAMA shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Fund’s books and records, and upon written instructions received from the Fund, BIIL, MassMutual or the Fund’s administrator, and shall not be held responsible under this Sub-Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Sub-Advisory Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Fund, MassMutual, BIIL or the Fund’s administrator. BAMA shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified MassMutual, BIIL or Fund affiliates, BAMA shall be afforded five business days after receipt of such instruction to implement this trading restriction).

2.	Duties of the Sub-Sub-Adviser.

(a) BAMA shall, subject to the direction and control by the Trust’s Board of Trustees or BIIL, to the extent this direction is not inconsistent with the Disclosure Documents, (i) regularly provide investment advice and recommendations to the Fund, through BIIL, with respect to the Fund’s investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) determine what securities or other investments shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 7 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting through BIIL; and (v) vote or exercise any proxies or other consent rights with respect to such securities or investments, including the voting of any proxies relating to the underlying securities in which the Fund invests.

(b) BAMA shall provide to BIIL such reports for the Fund, and in monthly, quarterly or annual time frames, as BIIL shall reasonably request or as required by applicable law or regulation, including, but not limited to, those listed in Appendix A.

Exhibit 8-2

(c) Provided that none of BIIL, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Sub-Advisory Agreement and subject to the provisions of Section 7 hereof, BAMA may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(d) Provided that nothing herein shall be deemed to protect BAMA from acts or omissions in breach of this Sub-Sub-Advisory Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Sub-Advisory Agreement, BAMA shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Sub-Advisory Agreement relates.

(e) BAMA shall make all material disclosures to BIIL and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of BAMA or any change in its key personnel that could materially affect the services provided by BAMA hereunder, information regarding any material adverse change in the condition (financial or otherwise) of BAMA, information regarding the investment performance and general investment methods of BAMA, information that BIIL reasonably deems material to the Fund or necessary to enable BIIL to monitor the performance of BAMA and information that is required, in the reasonable judgment of BIIL, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(f) BAMA shall provide BIIL, upon reasonable prior written request by BIIL to BAMA, with access to inspect at BAMA’s office the books and records of BAMA relating to the Fund and BAMA’s performance hereunder and such other books and records of BAMA as are necessary to confirm that BAMA has complied with its obligations and duties under this Sub-Sub-Advisory Agreement. BAMA agrees that all records which it maintains for the Fund are property of the Fund and BAMA will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request.

(g) BAMA makes no representations or warranty, express or implied (except as subject to Section 3(b) herein), that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard, including any other clients of BAMA or index.

3.	Other Activities.

(a) Nothing in this Sub-Sub-Advisory Agreement shall prevent BIIL or BAMA or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict BIIL or BAMA or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules. Nothing in this Sub-Sub-Advisory Agreement shall be deemed to confer upon BAMA any obligation to acquire on behalf of the Fund a position in any security which BAMA, its principals, affiliates, agents or employees may acquire for its or their own account or the account of any other client.

(b) BAMA agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Fund. BAMA, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide BIIL with an explanation of the differences, if any, in performance between the Fund and any other account with investment objectives and policies similar to the Fund for which BAMA acts as investment adviser.

Exhibit 8-3

4.	Obligations of BIIL.

(a) BIIL will provide, or has provided, to BAMA, such information or documents as BAMA shall reasonably request or as required by applicable law or regulation. Throughout the term of this Sub-Sub-Advisory Agreement, BIIL shall continue to provide such information and documents to BAMA, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective. BIIL shall timely furnish BAMA with such additional information as may be reasonably necessary for or requested by BAMA to perform its responsibilities pursuant to this Sub-Sub-Advisory Agreement.

(b) BIIL shall provide such assistance to BAMA in setting up and maintaining brokerage accounts and other accounts as BAMA shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Sub-Advisory Agreement.

5.     Custodian and Fund Accountant. The Fund assets shall be maintained in the custody of State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or such other custodian identified to BAMA. Any assets added to the Fund shall be delivered directly to such custodian. BAMA shall have no liability for the acts or omissions of any custodian of the Fund’s assets. BAMA shall have no responsibility for the segregation requirement of the Act or other applicable law. In addition, at the date of this Sub-Sub-Advisory Agreement, MassMutual has contracted with State Street Bank and Trust Company to provide fund accounting services on behalf of the Fund. BAMA shall have no liability for the acts or omissions of State Street Bank and Trust Company or such other fund accountant in connection with fund accounting services provided on behalf of the Fund.

6.	Compensation of BAMA.

(a) Fees. In consideration of the services rendered pursuant to this Agreement, BIIL will pay BAMA for its Sub-subadvisory services on behalf of the Fund an amount to be determined by BIIL and BAMA from time to time, such amount not to exceed the amount paid by MassMutual to BIIL under the Primary Sub-Advisory Agreement.

(b) Expenses. BIIL, the Trust and the Fund shall assume and pay their respective organizational, operational and business expenses. BAMA shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of BIIL, the Trust or the Fund, including, without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments of the Fund; and (c) custodian fees and expenses. Any liability arising out of a violation by BIIL of Section 36(b) of the Act shall be the sole responsibility of BIIL, provided that nothing herein shall relieve BAMA from its own liability under Section 36(b) of the Act with respect to its duties under this Sub-Sub-Advisory Agreement.

7.	Portfolio Transactions and Brokerage.

(a) BAMA is authorized, in arranging the purchase and sale of the Fund’s publicly-traded portfolio securities, to employ or deal and enter into contracts with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund’s portfolio transactions.

(b) BAMA may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

Exhibit 8-4

(c) BAMA shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by BAMA on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund; and such other considerations as the Board of Trustees of the Trust or BIIL determine and provide to BAMA from time to time. Subject to these requirements and the provisions of the Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, BAMA may select brokers or dealers with which it or the Trust is affiliated.

(d) [Reserved]

(e) Transactions effected on behalf of the Fund may be executed in an aggregate or “block” with trades effected on behalf of other accounts managed by BAMA. In such event, allocation of securities so purchased, or sold, as well as the expenses incurred in any such transactions will be made by BAMA in the manner it considers equitable and consistent with its obligations to all BAMA’s clients. Each individual “block” trade may operate to the advantage or disadvantage of the Fund.

8.	Representations and Warranties of BAMA.

BAMA hereby represents and warrants to the Fund and BIIL that:

(a) BAMA has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Sub-Advisory Agreement.

(b) There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which BAMA is a party, or to which any of the assets of BAMA is subject, which reasonably might be expected to (i) result in any material adverse change in BAMA’s condition (financial or otherwise), business or prospects, (ii) affect adversely in any material respect any of BAMA’s assets, (iii) materially impair BAMA’s ability to discharge its obligations under this Sub-Sub-Advisory Agreement, or (iv) result in a matter which would require an amendment to BAMA’s Form ADV; and BAMA has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(c) All references in the Disclosure Documents concerning BAMA and its affiliates and the directors, officers and employees of any of the foregoing provided to BIIL by BAMA or approved by BAMA for use in the Disclosure Documents, as well as all performance information provided to BIIL by BAMA or approved by BAMA for use by BIIL, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(d) Subject to adequate assurances of confidentiality, BAMA has supplied to, or made available for review by, BIIL (and if requested by BIIL to its designated auditor) all documents, statements, agreements and workpapers reasonably requested by it relating to accounts covered by BAMA’s performance results and which are in BAMA’s possession or to which it has access.

Exhibit 8-5

The foregoing representations and warranties shall be continuing during the term of this Sub-Sub-Advisory Agreement.

9.	Representations and Warranties of BIIL.

(a) BIIL represents and warrants to BAMA the following:

(i)	BIIL has all requisite corporate power and authority under the laws of its jurisdiction and federal securities laws and under the Primary Sub-Advisory Agreement with MassMutual to execute, deliver and perform this Sub-Sub-Advisory Agreement.

(ii)	BIIL is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)	BIIL has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission.

(iv)	BIIL has received a copy of BAMA’s Form ADV.

(v)	There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which BIIL is a party, or to which any of the assets of BIIL is subject, which might reasonably be expected to (i) result in any material adverse change in BIIL’s condition (financial or otherwise), business or prospects, (ii) affect adversely in any material respect any of BIIL’s assets, or (iii) materially impair BIIL’s ability to discharge its obligations under this Sub-Sub-Advisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Sub-Sub-Advisory Agreement.

10.	Covenants of BAMA.

(a) If at any time during the term of this Sub-Sub-Advisory Agreement, BAMA discovers any fact or omission, or any event or change of circumstances occurs, which would make BAMA’s representations and warranties in Section 8 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, BAMA will provide prompt written notification to the Fund and BIIL of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) BAMA agrees that, during the term of this Sub-Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and BIIL with updated information relating to BAMA’s performance results as reasonably required from time to time by the Fund and BIIL. BAMA shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

11.	Confidentiality.

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. Without limiting the foregoing, BIIL acknowledges that the securities holdings of the Fund constitute information of value to BAMA, and agrees: (1) not to use for any purpose, other than for BIIL or the Fund, or their agents, to supervise or monitor BAMA, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to

Exhibit 8-6

the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (d) as otherwise agreed to by the parties hereto in writing. Further, BIIL agrees that information supplied by BAMA, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to BAMA, and BIIL agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (iv) as otherwise agreed to by the parties hereto in writing.

Without limiting the foregoing, BAMA agrees that any and all information that it obtains pursuant to this Sub-Sub-Advisory Agreement regarding BIIL or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to BIIL and will be used exclusively to fulfill BAMA’s obligations hereunder, and will not be disclosed to any other party, including any affiliate of BAMA or agent of the Fund, except (i) as necessary for BAMA to fulfill its obligations pursuant to this Sub-Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, BIIL agrees that BAMA may identify it or the Fund as a client in promotional materials.

12.	Review of Fund Documents.

During the term of this Sub-Sub-Advisory Agreement, BIIL shall furnish to BAMA at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to BAMA or its clients in any way, prior to the use thereof, and BIIL shall not use any such materials if BAMA reasonably objects in writing five (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund’s prospectus and other parts of its registration statement) after receipt thereof. BIIL shall ensure that materials prepared by employees or agents of BIIL or its affiliates that refer to BAMA or its clients in any way are consistent with those materials previously approved by BAMA as referenced in the preceding sentence.

13.	Use of Names

The parties agree that the names of both BAMA, BIIL and the Fund, the names of any affiliates of BAMA, BIIL or the Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of BAMA, BIIL, the Fund and each company’s affiliates, as applicable. BIIL, and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of BAMA, which approval shall not be unreasonably withheld or delayed so long as this Sub-Sub-Advisory Agreement is in effect. Similarly, BAMA shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of BIIL or the Fund, which approval shall not be unreasonably withheld or delayed so long as this Sub-Sub-Advisory Agreement is in effect. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Trustees, do not require such prior approval.

Upon termination of this Sub-Sub-Advisory Agreement, BAMA, BIIL and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. BAMA, BIIL and the Fund agree that they will each review with the other parties any advertisement, sales literature, or notice prior to its use that makes reference to BAMA, BIIL or their affiliates, as applicable, or any such name(s), derivatives, logos, trademarks, service marks or trade names so that BAMA, BIIL, the Fund or their affiliates may review the context in which they are referred to, it being agreed that each party shall have no responsibility to ensure the adequacy of the form or content of such materials used by the other parties for purposes of the Act or other applicable laws and regulations. If BAMA, BIIL or the Fund makes any unauthorized use of another party’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the other

Exhibit 8-7

parties shall suffer irreparable harm for which monetary damages are inadequate and thus, the other parties shall be entitled to injunctive relief.

14.	Duration.

Unless terminated earlier pursuant to Section 15 hereof, this Sub-Sub-Advisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 15 hereof, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Sub-Advisory Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund.

15.	Termination.

(a) This Sub-Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Primary Sub-Advisory Agreement or the dissolution of the Fund.

(b) The Sub-Sub-Advisory Agreement may be terminated by BIIL or the Board of Trustees of the Trust: (i) by written notice to BAMA with immediate effect, if BAMA’s registration under the Adviser’s Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to BAMA with immediate effect, if BAMA is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to BAMA with immediate effect, if BIIL or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by BIIL or the Board of Trustees of the Trust that BAMA has breached an obligation or duty under this Sub-Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon sixty days prior written notice to BAMA. This Sub-Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Sub-Sub-Advisory Agreement may be terminated by BAMA, without penalty at any time, upon sixty days prior written notice, to BIIL and the Trust.

16.	Indemnification.

(a) In any action in which BIIL or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, BAMA agrees to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings pursuant to this Sub-Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by BAMA, provided that the loss, claim, damage, liability, cost or expense did not relate to, was not based upon, or did not arise out of an act or omission of BIIL or the Fund or any of its or their officers, directors, employees, affiliates or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(b) In any action in which BAMA or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, BIIL agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Sub-Advisory Agreement, the

Exhibit 8-8

advisory services for the account of the Fund provided by BAMA, the operation of the Fund, the contents of the Disclosure Documents, or the wrongful conduct of persons with respect to the sale of interests in the Fund, provided that the loss, claim, damage, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of BAMA, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

(c) Promptly after receipt by an indemnified party under this Section 16 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 16, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 16 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 16. Notwithstanding any other provisions of this Section 16, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

17.	Disclaimer of Shareholder Liability.

BIIL and BAMA understand that the obligations of the Trust under this Sub-Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. BIIL and BAMA represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

18.	Notice.

Any notice under this Sub-Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to BAMA:	1901 Edinburgh Tower
The Landmark
15 Queen’s Road Central
Hong Kong
Attention: Legal and Compliance Department

Exhibit 8-9

If to BIIL:	155 Bishopsgate
London, EC2M 3XY
United Kingdom
Attention: Legal Department

With a copy to:

If to either BIIL or BAMA, copies to:

MML Series Investment Fund II
1295 State Street
Springfield, MA 01111
Attention:	Andrew M. Goldberg
Assistant Clerk

19.	No Assignment.

No assignment (within the meaning of the Act) of this Sub-Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

20.	Amendments to this Sub-Sub-Advisory Agreement.

This Sub-Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

21.	Governing Law.

This Sub-Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

22.	Survival.

The provisions of this Sub-Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Sub-Advisory Agreement with respect to any matter arising while this Sub-Sub-Advisory Agreement was in effect.

23.	Successors.

This Sub-Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

24.	Entire Agreement.

This Sub-Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

25.	No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

Exhibit 8-10

26.	Severability.

If any one or more provisions in this Sub-Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Sub-Advisory Agreement, but this Sub-Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision.

27.	Counterparts.

This Sub-Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

Exhibit 8-11

IN WITNESS WHEREOF, the Fund, BIIL and BAMA have caused this Sub-Sub-Advisory Agreement to be executed as of the day and year first above written.

BARING ASSET MANAGEMENT (ASIA) LIMITED

By:
Name:
Title:

BARING INTERNATIONAL INVESTMENT LIMITED

By:
Name:
Title:

Accepted and Agreed to by:

MML SERIES INVESTMENT FUND II

on behalf of MML China Fund

By:
Name: Nicholas Palmerino
Title: CFO and Treasurer

Exhibit 8-12

Appendix A

BAMA shall provide to BIIL the following:

1.	Quarterly Portfolio Data Sheets (BAMA will attempt to make available on the 10th business day after the end of every quarter but no later than 15 business days after the end of every quarter):

The data sheets should include the following information:

a.	Portfolio Characteristics for the Fund such as asset and market cap distribution, compared to standard and/or best-fit market index
b.	Portfolio Sector Weights for the Fund, standard and/or best-fit market index.
c.	Top 5 contributors and detractors by performance based on relative contribution to the portfolio versus the best-fit index
d.	Purchases (New) and Sales (Eliminated) during the quarter.
e.	Performance of the Fund
f.	BAMA’s strategy composite information
g.	Hiring and departure information related to strategy and/or firm investment personnel – i.e. analysts, portfolio managers, executives

2.	Portfolio Manager Commentary (BAMA will attempt to make available on the 10th business day after the end of every quarter but no later than 15 business days after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.	Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative
b.	Performance attribution:
-	The industry and country weightings that had the largest contribution to performance during the most recent quarter.
-	The industry and country weightings that had the largest detraction from performance during the most recent quarter.
-	The five holdings that contributed the most to performance during the most recent quarter.
-	The five holdings that detracted the most from performance during the most recent quarter.
c.	The manager’s market outlook.
d.	How he/she has positioned the Fund for the near term.

3.	Portfolio attribution analysis of the Fund: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4.	Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Fund, the reasons for that performance, and to gain valuable insights into the Fund provided by the manager

5.	Annual On-Site Meeting—As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in the MassMutual Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information

6.	Quarterly MassMutual Compliance Certification and Checklist completed template.

Exhibit 8-13

Exhibit 9

Commodities and Commodity Contracts—Fundamental Investment Restrictions

Fund	Current Restriction
All Funds	Each Fund may not purchase commodities or commodity contracts, except to the extent that a Fund may enter into financial futures contracts, options, options on futures, and other financial transactions not involving physical commodities (see the Prospectus and “Additional Investment Policies—Derivatives” in this SAI).

Exhibit 9-1

Exhibit 10

Concentration—Fundamental Investment Restrictions

Fund	Current Restriction
All Funds	Each Fund may not concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b) In the case of the MML Money Market, there is no limitation in respect of certificates of deposit and bankers’ acceptances.

(c)    MML Managed Bond, MML Money Market and the Bond Segment of MML Blend each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. (However, it currently is MassMutual’s intent not to invest more than 25% of any one of these Fund’s total assets in either the electric utility or telephone industries).

With respect to limitation (b) above (regarding concentration of investments), it is the position of the SEC staff that certificates of deposit and bankers’ acceptances will be limited to those issued by domestic banks with only two exceptions. A foreign branch of a domestic bank may qualify if the Fund can demonstrate that the security presents the same risks as a comparable domestic security. A United States branch of a foreign bank also may be acceptable if it can be shown that the foreign bank is subject to the same regulation as U.S. banks.

Exhibit 10-1

Exhibit 11

Purchasing securities on margin—Fundamental Investment Restrictions

Fund	Current Restriction
MML Small/Mid Cap Equity Fund	The Fund will not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that the Fund may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts.

Exhibit 11-1

Exhibit 12

Making loans to any officer, trustee or director or employee of the Trust or MassMutual, or to
MassMutual—Fundamental Investment Restrictions

Fund	Current Restriction
MML Money Market Fund MML Small/Mid Cap Equity Fund	Each Fund may not make loans to any officer, Trustee or employee of MML II Trust or to any officer, director or employee of MassMutual, or to MassMutual.

Exhibit 12-1

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

PROXY CARD

MML SERIES INVESTMENT FUND II (“the Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on December 15, 2011

The undersigned hereby appoints Jill Nareau Robert and Andrew M. Goldberg, and each of them separately as proxies of the undersigned (“Proxies”), with full power of substitution of each, and hereby authorizes each of them to represent and vote all shares of the above-referenced Fund (the “Fund”) held of record as of September 30, 2011 which the undersigned is entitled to vote at the Special Meeting of Shareholders (“the Meeting”) of the Trust, to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Thursday, December 15, 2011 at   :    .m. (             time), and at any and all of the adjournments thereof, upon such business as may properly be brought before the Meeting. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised. This Proxy is being solicited on behalf of the Trust by the Trust’s Board of Trustees. When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s), and will be voted in the discretion of the Proxies on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, the Proxy will be voted FOR approval of such Proposal as set forth In the Proxy Statement.

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. Dated , 2011

Signature(s) and Title(s), if applicable	(Sign in the Box)
Please sign exactly the name(s) that appear(s) on this Proxy. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign this Proxy.

MML II - GV

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 4.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MM1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 3.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MM2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 4.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 6.	To liquidate the Fund and distribute the liquidation proceeds to an affiliated money market fund.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MM3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 5.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MM4

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 4.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

Proposal 8.D.	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or MassMutual, or to MassMutual.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MM5

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 4.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

Proposal 8.C.	To approve the elimination of the Fund’s fundamental investment restriction with respect to purchasing securities on margin.				☐	☐	☐

Proposal 8.D.	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or MassMutual, or to MassMutual.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MM6

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 3.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 7.	To approve a sub-subadvisory agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MM7

To Vote by Telephone
1) Read the Proxy Statement and have the Voting Instruction Card at hand. 2) Call toll-free 1-888-221-0697. 3) Follow the recorded instructions.

To Vote by Internet
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the Voting Instruction Card at hand. 2) Go to www.proxyweb.com. 3) Follow the on-line instructions.

To Vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate boxes on reverse side. 3) Sign, date and return the Voting Instruction Card in the enclosed envelope provided.
If you vote by Internet or Telephone, please do not mail your card.

VOTING INSTRUCTION CARD

MML SERIES INVESTMENT FUND II (“the Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on December 15, 2011

The undersigned hereby instructs the above referenced Insurance Company to vote at the Special Meeting of Shareholders (“the Meeting”) of the above-referenced Trust (the “Trust”), to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Thursday, December 15, 2011 at     :     .m. (             time), and at any and all of the adjournments thereof, all shares of the Trust related to the undersigned’s contract/policy as of September 30, 2011 as directed on the reverse side of this Voting Instruction Card. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any voting instruction(s) heretofore given. This Voting Instruction Card may be revoked at any time before it is exercised. This Voting Instruction Card is being solicited by the Insurance Company in connection with a solicitation on behalf of the Trust by the Trust’s Board of Trustees. When properly executed, this Voting Instruction card will be voted in the manner directed herein by the undersigned contract owner(s)/policy holder(s), and will be voted in the discretion of the Insurance Company on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, the Insurance Company will vote FOR approval of such Proposal. If you fail to return this Voting Instruction Card or if it is returned unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners/policy holders in the separate account.

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE. Dated , 2011

Signature(s) and Title(s), if applicable	(Sign in the Box)

Please sign exactly the name(s) that appear(s) on this Voting Instruction Card. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners either owner may sign this Voting Instruction Card.

MML II - VIC - GV

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 4.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MV1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 3.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MV2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 4.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 6.	To liquidate the Fund and distribute the liquidation proceeds to an affiliated money market fund.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MV3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 5.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MV4

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 4.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

Proposal 8.D.	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or MassMutual, or to MassMutual.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MV5

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 4.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

Proposal 8.C.	To approve the elimination of the Fund’s fundamental investment restriction with respect to purchasing securities on margin.				☐	☐	☐

Proposal 8.D.	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or MassMutual, or to MassMutual.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MV6

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyweb.com.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

Proposal 1.	Election of Trustees				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

To elect the following nominees as Trustees for an indefinite term of office.

	(01) Richard H. Ayers	(04) Maria D. Furman	(07) F. William Marshall, Jr.	(09) Susan B. Sweeney	☐	☐	☐
	(02) Allan W. Blair	(05) R. Alan Hunter, Jr.	(08) C. Ann Merrifield	(10) Elaine A. Sarsynski
	(03) Nabil N. El-Hage	(06) Robert E. Joyal
To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line below.

					FOR	AGAINST	ABSTAIN
Proposal 2.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐

Proposal 3.	To approve an amended and restated investment management agreement.				☐	☐	☐

Proposal 7.	To approve a sub-subadvisory agreement.				☐	☐	☐

Proposal 8.A.	To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.				☐	☐	☐

Proposal 8.B.	To approve an amendment of the Funds’ fundamental investment restrictions with respect to concentrating investments in an industry.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MV7